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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-21781

                          Pioneer Series Trust IV
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Terrence J. Cullen, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  July 31


Date of reporting period:  August 1, 2009 through July 31, 2010


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO SHAREOWNERS.





Pioneer Government
Income Fund
--------------------------------------------------------------------------------
Annual Report | July 31, 2010
--------------------------------------------------------------------------------





Ticker Symbols:
Class A   AMGEX
Class B   ABGIX
Class C   GOVCX
Class Y   ATGIX


[Logo]PIONEER
      Investments(R)
                        visit us: pioneerinvestments.com

Table of Contents

Letter to Shareowners                                                    2

Portfolio Management Discussion                                          4

Portfolio Summary                                                        7

Prices and Distributions                                                 8

Performance Update                                                       9

Comparing Ongoing Fund Expenses                                         13

Schedule of Investments                                                 15

Financial Statements                                                    23

Notes to Financial Statements                                           31

Report of Independent Registered Public Accounting Firm                 39

Trustees, Officers and Service Providers                                41


                  Pioneer Government Income Fund | Annual Report | 7/31/10     1

President's Letter

Dear Shareowner,

Stock and bond markets around the globe have begun to recover over the past year from one of their most tumultuous periods in history. This is a welcome relief, and we are generally optimistic about the prospects for the economy going forward. Still, challenges remain. Unemployment is high; consumer demand and loan growth are weak; and housing has not returned to normal.

At Pioneer, we have long advocated the benefits of investing for the long term. This strategy has generally performed well for many investors. Those who remained invested in the market during the downturn have most likely seen their portfolios start to recover over the past year, as the Dow Jones Industrial Average climbed back from the depressed levels we saw in early 2009. Many bond investors have similarly seen a strong rebound, with a broad-based recovery occurring across many different fixed-income asset classes. The riskiest asset classes, such as high-yield bonds, outperformed other fixed-income asset classes during most of 2009.

At Pioneer, we are not changing the approach to investing that we have used for more than 80 years. We remain focused on company fundamentals and risk management. Our investment process is based on careful research into individual companies, quantitative analysis, and active portfolio management. This three-pillared process, which we apply to each of our portfolios, is supported by an integrated team approach and is designed to carefully balance risk and reward. While we see potential opportunities for making money in many corners of the markets around the globe, it takes research and experience to separate solid investment opportunities from speculation.

Following this difficult period, many investors are rethinking their approach to investing and risk management. Some are questioning whether the basic investment principles they were taught in the past are still useful in today's markets. Complicating matters is that financial markets remain unpredictable. Our advice, as always, is to work closely with a trusted financial advisor to discuss your goals and work together to develop an investment strategy that meets your individual needs. There is no single best strategy that works for every investor.


2     Pioneer Government Income Fund | Annual Report | 7/31/10

We invite you to learn more about Pioneer and our time-tested approach to investing by consulting with your financial advisor or visiting us online at www.pioneerinvestments.com. We greatly appreciate your trust in us and we thank you for investing with Pioneer.

Sincerely,

/s/ Daniel K. Kingsbury

Daniel K. Kingsbury
President and CEO
Pioneer Investment Management USA, Inc.


Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.


                  Pioneer Government Income Fund | Annual Report | 7/31/10     3

Portfolio Management Discussion | 7/31/10

In the following interview, portfolio managers Richard Schlanger and Charles Melchreit, members of Pioneer's Fixed-Income team, discuss the investment environment and the factors that affected the performance of Pioneer Government Income Fund over the 12 months ended July 31, 2010. Mr. Melchreit and Mr. Schlanger are responsible for the day-to-day management of the Fund.

Q    How did the Fund perform during the 12 months ended July 31, 2010?

A Pioneer Government Income Fund's Class A shares produced a total return of 7.38% at net asset value during the 12 months ended July 31, 2010, while the Fund's benchmarks, the Barclays Capital Government Bond Index and the Barclays Capital U.S. Mortgage-Backed Securities Index, returned 6.67% and 7.52%, respectively. During the same 12-month period, the average return of the 139 mutual funds in Lipper's General U.S. Government Funds category was 8.05%. On July 31, 2010, the Fund's 30-day SEC yield for Class A Shares was 2.36%, and the Fund held 347 issues.

Q What was the investment environment like during the 12 months ended July 31, 2010?

A Early in the Fund's fiscal year, there were some positive trends. In the fourth quarter of 2009, the economy grew at a 5.9% annual rate as measured by gross domestic product (GDP), initial jobs claims declined and hiring for temporary jobs increased. As the fiscal year progressed, however, it appeared that the economic recovery had stalled, as government stimulus programs expired and the U.S. economy faced headwinds from the sovereign debt crisis in Europe. Unemployment remained at well over 9%, and while economic growth remained positive, it began to trend down. As measured by GDP, the economy grew at a 3.2% annual rate in the first quarter of 2010, and at a 2.4% annual rate in the second quarter of 2010. In that environment, the Federal Reserve Board (the Fed) maintained a Federal funds rate in the 0.00% to 0.25% range and reiterated its intention of keeping interest rates low for "an extended period." (The Federal funds rate is the rate that banks charge for overnight loans.) The Fed also hinted that it could deploy additional quantitative easing, if economic conditions warranted.

     The disappointing economic backdrop -- along with Europe's sovereign debt problems, lack of U.S. job growth and overcapacity -- created tension in the market, as investors sought both yield and the relative safety of Treasury securities. The increased demand for Treasuries pushed prices higher and altered the shape of the yield curve. Because bond prices and yields move in opposite directions, Treasury yields moved lower. During the last


4     Pioneer Government Income Fund | Annual Report | 7/31/10
     six months of the Fund's fiscal year, from February 1, 2010, through July 31, 2010, two-year Treasuries declined 27 basis points (bps); five-year Treasuries declined 73 bps; 10-year Treasuries declined 68 bps; and 30-year Treasuries declined 50 bps. (A basis point equals 1/100th of 1%.) Over the same six-month period, from February 1 to July 31, the long end of the yield curve outperformed significantly, with 30-year Treasuries returning 11.45%, 10-year Treasuries returning 7.70%; five-year Treasuries returning 5.71%; and two-year Treasuries returning 1.32%.

Q How did you manage the Fund in that environment over the 12 months ended July 31, 2010?

A We were concerned about prepayment risk as mortgage rates declined, and so we reduced the Fund's exposure to mortgage-backed securities from 60.2% of net assets on January 31, 2010, to 55.1% of net assets on July 31, 2010. (Prepayments occur when existing mortgages are paid off prior to maturity and then refinanced at lower interest rates.) The Fund had an overweight in government-guaranteed non-residential mortgages, many of which are backed by apartment buildings rather than single-family homes. Non-residential mortgages usually have greater cash flow stability and relatively little prepayment risk.

     During the Fund's fiscal year, we saw significant inflows into the Fund, as investors sought yield and relative safety. In putting the new money to work, we favored agency debentures supported by the U.S. Treasury, as they offered yields greater than Treasury bonds but had none of the risk of corporate bonds. While the Fund was underweight in Treasury securities, we increased its exposure to Treasury surrogates, such as Private Export Funding Corporation (PEFCO), Agency for International Development (AID) and Small Business Administration (SBA) issues, which are backed by the full faith and credit of the U.S. government.

     The Fund holds no corporate or non-agency securities, as we do not invest in non-government-related securities.

Q What affected the Fund's performance the most over the 12 months ended July 31, 2010?

A Asset allocation was the biggest contributor to the Fund's performance, with our underweighting of Treasuries in favor of mortgage-backed securities being particularly helpful. After the Fed ended its mortgage-purchase program in March 2010, other investors stepped in, particularly banks and foreign investors who had cash that they wanted to put to work.

     The Fund's relatively short duration held back results at a time when investors sought higher yields and were willing to purchase securities at the longest end of the yield curve. (Duration is a measure of sensitivity to changes in


                  Pioneer Government Income Fund | Annual Report | 7/31/10     5
     interest rates.) Because inflation was virtually nonexistent during the 12 months ended July 31, 2010, the Fund's position in TIPS (Treasury Inflation-Protected Securities) also dampened performance results.

Q    What is your outlook?

A We have lowered our expectations for GDP growth to 3% or less for 2010, and we expect the Fed to delay raising interest rates until 2011. We do not think that the sovereign debt problems in Europe have been solved and believe they will contribute to uncertainty in the U.S. markets for some time. We intend to continue to seek yield, primarily from agency debentures and mortgage-backed securities that are attractively priced, with an emphasis on multifamily dwellings and collateralized mortgage obligations
     (CMOs). In the future, we believe the Fund has the potential to continue to provide appropriate investors with a steady stream of income in a low-interest-rate environment.


Please refer to the Schedule of Investments on pages 15-22 for a full listing of Fund securities.

When interest rates rise, the prices of fixed-income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Fund will generally rise. Prepayment risk is the chance that mortgage-backed bonds will be paid off early if falling interest rates prompt homeowners to refinance their mortgages. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation associated with falling interest rates. The Fund may invest in mortgage-backed securities, which, during times of fluctuating interest rates, may increase or decrease more than other fixed-income securities. Mortgage-backed securities are also subject to prepayments.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These opinions should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.


6     Pioneer Government Income Fund | Annual Report | 7/31/10

Portfolio Summary | 7/31/10

Portfolio Maturity
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

0-1 year                                                                  13.2%
1-3 years                                                                 26.3%
3-4 years                                                                  8.5%
4-6 years                                                                 13.9%
6-8 years                                                                 17.0%
8+ years                                                                  21.1%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of debt holdings)*

 1.    Fannie Mae, 6.3%, 4/25/19                                          4.73%
 2.    Financing Corp., 10.35%, 8/3/18                                    3.97
 3.    U.S. Treasury Notes, 4.25%, 5/15/39                                3.36
 4.    Fannie Mae, 4.5%, 6/1/19                                           3.36
 5.    U.S. Treasury Notes, 0.875%, 4/30/11                               3.07
 6.    Fannie Mae, 4.92%, 7/25/20                                         2.95
 7.    International Bank for Reconstruction, 1.25%, 6/15/12              2.43
 8.    U.S. Treasury Notes, 0.875%, 2/29/12                               2.24
 9.    Government National Mortgage Association, 5.121%, 12/16/46         2.16
10.    Private Export Funding Corp., 4.375%, 3/15/19                      2.13

* This list excludes temporary cash investments and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.


                  Pioneer Government Income Fund | Annual Report | 7/31/10     7

Prices and Distributions | 7/31/10

Net Asset Value per Share
--------------------------------------------------------------------------------

-------------------------------------------------
     Class              7/31/10           7/31/09
-------------------------------------------------
       A                $ 10.15            $ 9.81
-------------------------------------------------
       B                $ 10.15            $ 9.83
-------------------------------------------------
       C                $ 10.15            $ 9.82
-------------------------------------------------
       Y                $ 10.16            $ 9.83
-------------------------------------------------

Distributions per Share: 8/1/09-7/31/10
--------------------------------------------------------------------------------

----------------------------------------------------------------------
                   Net Investment        Short-Term        Long-Term
     Class             Income          Capital Gains     Capital Gains
----------------------------------------------------------------------
       A              $ 0.3690             $ --              $ --
----------------------------------------------------------------------
       B              $ 0.2930             $ --              $ --
----------------------------------------------------------------------
       C              $ 0.2967             $ --              $ --
----------------------------------------------------------------------
       Y              $ 0.4142             $ --              $ --
----------------------------------------------------------------------

Index Definitions
--------------------------------------------------------------------------------
The Barclays Capital (formerly Lehman Brothers) Government Bond Index is an unmanaged index that measures the performance of the U.S. government bond market. The Barclays Capital U.S. Mortgage-Backed Securities Index is an unmanaged index including 15- and 30-year fixed-rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA), Federal Home Loan Mortgage Corporation (FHLMC) and Federal National Mortgage
Association (FNMA). Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in an index.

The indices defined here pertain to the "Value of $10,000 Investment" charts on pages 9-12.


8     Pioneer Government Income Fund | Annual Report | 7/31/10

Performance Update | 7/31/10                                    Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Government Income Fund at public offering price, compared to that of the Barclays Capital Government Bond Index and the Barclays Capital U.S. Mortgage-Backed Securities Index.

Average Annual Total Returns
(As of July 31, 2010)
---------------------------------------------------------------------------
                                        Net Asset       Public Offering
Period                                  Value (NAV)     Price (POP)
---------------------------------------------------------------------------
10 Years                                5.39%           4.91%
5 Years                                 5.49            4.53
1 Year                                  7.38            2.57
---------------------------------------------------------------------------
Expense Ratio
(Per prospectus dated December 1, 2009)
---------------------------------------------------------------------------
                                        Gross           Net
---------------------------------------------------------------------------
                                        1.15%           1.15%
---------------------------------------------------------------------------

[THE FOLLOWING DATA IS REPRESENTED BY A MOUNTAIN CHART IN THE PRINTED MATERIAL.]

Value of $10,000 Investment

                    Pioneer        Barclays Capital       Barclays Capital
                   Government         Government        U.S. Mortgage-Backed
                  Income Fund         Bond Index          Securities Index
7/00                 9,550             10,000                 10,000
                    10,626             11,190                 11,253
7/02                11,366             12,152                 12,188
                    11,760             12,691                 12,501
7/04                12,037             13,181                 13,140
                    12,362             13,759                 13,753
7/06                12,456             13,929                 14,076
                    13,009             14,738                 14,865
7/08                13,851             16,007                 15,899
                    15,040             17,076                 17,557
7/10                16,151             18,214                 18,877

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 4.50% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Pioneer Government Income Fund was created through the reorganization of AmSouth Government Income Fund on September 23, 2005. The performance shown for Class A shares of the Fund for periods prior to September 23, 2005, is based on the performance of AmSouth Government Income Fund's Class A shares prior to the reorganization, which has been restated to reflect differences in any applicable sales charges (but not differences in expenses). If the performance had been adjusted to reflect all differences in expenses, the performance of the Fund would be lower.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.


                  Pioneer Government Income Fund | Annual Report | 7/31/10     9

Performance Update | 7/31/10                                    Class B Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Government Income Fund, compared to that of the Barclays Capital Government Bond Index and the Barclays Capital U.S. Mortgage-Backed Securities Index.

Average Annual Total Returns
(As of July 31, 2010)
-----------------------------------------------------------------
                                            If           If
Period                                      Held         Redeemed
-----------------------------------------------------------------
10 Years                                    4.59%        4.59%
5 Years                                     4.67         4.67
1 Year                                      6.34         2.34
-----------------------------------------------------------------
Expense Ratio
(Per prospectus dated December 1, 2009)
-----------------------------------------------------------------
                                            Gross        Net
-----------------------------------------------------------------
                                            1.97%        1.97%
-----------------------------------------------------------------

[THE FOLLOWING DATA IS REPRESENTED BY A MOUNTAIN CHART IN THE PRINTED MATERIAL.]

Value of $10,000 Investment

                    Pioneer        Barclays Capital       Barclays Capital
                   Government         Government        U.S. Mortgage-Backed
                  Income Fund         Bond Index          Securities Index
7/00                10,000              10,000                 10,000
                    11,036              11,190                 11,253
7/02                11,718              12,152                 12,188
                    12,024              12,691                 12,501
7/04                12,214              13,181                 13,140
                    12,465              13,759                 13,753
7/06                12,445              13,929                 14,076
                    12,909              14,738                 14,865
7/08                13,640              16,007                 15,899
                    14,726              17,076                 17,557
7/10                15,660              18,214                 18,877

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

"If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. "If Redeemed" returns reflect the deduction of applicable contingent deferred sales charge
(CDSC). The maximum CDSC for Class B shares continues to be 4% and declines over five years. For more complete information, please see the prospectus.

Pioneer Government Income Fund was created through the reorganization of AmSouth Government Income Fund on September 23, 2005. The performance shown for Class B shares of the Fund for periods prior to September 23, 2005, is based on the performance of AmSouth Government Income Fund's Class B shares prior to the reorganization, which has been restated to reflect differences in any applicable sales charges (but not differences in expenses). If the performance had been adjusted to reflect all differences in expenses, the performance of the Fund would be lower.

All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.


10     Pioneer Government Income Fund | Annual Report | 7/31/10

Performance Update | 7/31/10                                    Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Government Income Fund, compared to that of the Barclays Capital Government Bond Index and the Barclays Capital U.S. Mortgage-Backed Securities Index.


Average Annual Total Returns
(As of July 31, 2010)
-----------------------------------------------------------------
                                            If           If
Period                                      Held         Redeemed
-----------------------------------------------------------------
10 Years                                    4.59%        4.59%
5 Years                                     4.67         4.67
1 Year                                      6.50         6.50
-----------------------------------------------------------------
Expense Ratio
(Per prospectus dated December 1, 2009)
-----------------------------------------------------------------
                                            Gross        Net
-----------------------------------------------------------------
                                            1.90%        1.90%
-----------------------------------------------------------------

[THE FOLLOWING DATA IS REPRESENTED BY A MOUNTAIN CHART IN THE PRINTED MATERIAL.]

Value of $10,000 Investment

                    Pioneer        Barclays Capital       Barclays Capital
                   Government         Government        U.S. Mortgage-Backed
                  Income Fund         Bond Index          Securities Index
7/00                 10,000             10,000                 10,000
                     11,036             11,190                 11,253
7/02                 11,718             12,152                 12,188
                     12,024             12,691                 12,501
7/04                 12,214             13,181                 13,140
                     12,465             13,759                 13,753
7/06                 12,442             13,929                 14,076
                     12,907             14,738                 14,865
7/08                 13,643             16,007                 15,899
                     14,707             17,076                 17,557
7/10                 15,662             18,214                 18,877

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). The performance of Class C shares does not reflect the 1% front-end sales charge in effect prior to February 1, 2004. If you paid a 1% sales charge, your returns would be lower than those shown above. "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Pioneer Government Income Fund was created through the reorganization of AmSouth Government Income Fund on September 23, 2005. The performance shown for Class C shares of the Fund for periods prior to September 23, 2005, is based upon the performance of the predecessor Fund's Class B shares as adjusted to reflect sales charges applicable to Class C shares (but not other differences in expenses). If the performance had been adjusted to reflect all differences in expenses, the performance of the Fund would be lower.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all Funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.


                 Pioneer Government Income Fund | Annual Report | 7/31/10     11

Performance Update | 7/31/10                                    Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Pioneer Government Income Fund, compared to that of the Barclays Capital Government Bond Index and Barclays Capital U.S.
Mortgage-Backed Securities Index.

Average Annual Total Returns
(As of July 31, 2010)
-----------------------------------------------------------------
                                            If           If
Period                                      Held         Redeemed
-----------------------------------------------------------------
10 Years                                    5.69%        5.69%
5 Years                                     5.94         5.94
1 Year                                      7.75         7.75
-----------------------------------------------------------------
Expense Ratio
(Per prospectus dated December 1, 2009)
-----------------------------------------------------------------
                                            Gross        Net
-----------------------------------------------------------------
                                            0.67%        0.67%
-----------------------------------------------------------------

[THE FOLLOWING DATA IS REPRESENTED BY A MOUNTAIN CHART IN THE PRINTED MATERIAL.]

Value of $10,000 Investment

                    Pioneer        Barclays Capital       Barclays Capital
                   Government         Government        U.S. Mortgage-Backed
                  Income Fund         Bond Index          Securities Index
7/00              $5,000,000          $5,000,000             $5,000,000
7/01              $5,564,909          $5,594,967             $5,626,721
7/02              $5,960,887          $6,075,747             $6,094,112
7/03              $6,176,480          $6,345,502             $6,250,383
7/04              $6,331,771          $6,590,278             $6,570,027
7/05              $6,518,822          $6,879,411             $6,876,721
7/06              $6,589,260          $6,964,703             $7,038,073
7/07              $6,911,675          $7,368,765             $7,432,301
7/08              $7,394,025          $8,003,628             $7,949,305
7/09              $8,073,352          $8,537,784             $8,778,686
7/10              $8,699,016          $9,107,227             $9,438,574

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Pioneer Government Income Fund was created through the reorganization of AmSouth Government Income Fund on September 23, 2005. The performance shown for Class Y shares of the Fund for periods prior to September 23, 2005, is based on the performance of AmSouth Government Income Fund's Class I shares prior to the reorganization, which has been restated to reflect differences in any applicable sales charges (but not differences in expenses). If the performance had been adjusted to reflect all differences in expenses, the performance of the Fund would be lower. Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.


12     Pioneer Government Income Fund | Annual Report | 7/31/10

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1)  Divide your account value by $1,000
     Example: an $8,600 account value [divided by] $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Government Income Fund

Based on actual returns from February 1, 2010, through July 31, 2010.

-------------------------------------------------------------------------------------------
Share Class                        A                B                C                Y
-------------------------------------------------------------------------------------------
Beginning Account Value       $ 1,000.00       $ 1,000.00       $ 1,000.00       $ 1,000.00
on 2/1/10
-------------------------------------------------------------------------------------------
Ending Account Value          $ 1,045.37       $ 1,040.20       $ 1,040.65       $ 1,046.62
on 7/31/10
-------------------------------------------------------------------------------------------
Expenses Paid                 $     5.73       $     9.91       $     9.41       $     3.91
During Period*
-------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.13%, 1.96%, 1.86%, and 0.77% for Class A, Class B, Class C, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).


                 Pioneer Government Income Fund | Annual Report | 7/31/10     13

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Government Income Fund

Based on a hypothetical 5% per year return before expenses, reflecting the period from February 1, 2010, through July 31, 2010.

-------------------------------------------------------------------------------------------
Share Class                        A                B                C                Y
-------------------------------------------------------------------------------------------
Beginning Account Value       $ 1,000.00       $ 1,000.00       $ 1,000.00       $ 1,000.00
on 2/1/10
-------------------------------------------------------------------------------------------
Ending Account Value          $ 1,019.19       $ 1,015.08       $ 1,015.57       $ 1,020.98
on 7/31/10
-------------------------------------------------------------------------------------------
Expenses Paid                 $     5.66       $     9.79       $     9.30       $     3.86
During Period*
-------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.13%, 1.96%, 1.86%, and 0.77% for Class A, Class B, Class C, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).


14     Pioneer Government Income Fund | Annual Report | 7/31/10

Schedule of Investments | 7/31/10


-----------------------------------------------------------------------------------------------------
              Floating
Principal     Rate (d)
Amount ($)    (unaudited)                                                                Value
-----------------------------------------------------------------------------------------------------
                            ASSET BACKED SECURITIES -- 4.8%
                            DIVERSIFIED FINANCIALS -- 4.8%
                            Diversified Financial Services -- 3.8%
 1,687,785                  Small Business Administration Participation, 4.84%, 5/1/25   $  1,815,136
 1,314,294                  Small Business Administration Participation 5.37%, 4/1/28       1,445,429
   884,482                  Small Business Administration Participation, 6.02%, 8/1/28      1,004,397
 1,370,441                  Small Business Administration Participation,
                            4.625%, 2/1/25                                                  1,464,370
   875,145                  Small Business Administration Participation,
                            5.63%, 10/1/28                                                    981,712
   272,702                  Small Business Administration Participation, 5.72%, 1/1/29        305,943
   874,299                  Small Business Administration Participation,
                            6.22%, 12/1/28                                                    981,618
                                                                                         ------------
                                                                                         $  7,998,605
-----------------------------------------------------------------------------------------------------
                            Specialized Finance -- 1.0%
 2,000,000   0.63           SLMA 2004-10 A6B, Floating Rate Note, 4/27/26                $  1,947,800
                                                                                         ------------
                            Total Diversified Financials                                 $  9,946,405
-----------------------------------------------------------------------------------------------------
                            TOTAL ASSET BACKED SECURITIES
                            (Cost $9,228,096)                                            $  9,946,405
-----------------------------------------------------------------------------------------------------
                            COLLATERALIZED MORTGAGE OBLIGATIONS -- 20.9%
                            BANKS -- 0.4%
                            Thrifts & Mortgage Finance -- 0.4%
   835,435                  Vendee Mortgage Trust, 5.25%, 12/31/49                       $    901,747
                                                                                         ------------
                            Total Banks                                                  $    901,747
-----------------------------------------------------------------------------------------------------
                            DIVERSIFIED FINANCIALS -- 0.1%
                            Asset Management & Custody Banks -- 0.1%
   113,757                  FRHH R001 AE, 4.375%, 4/15/15                                $    116,334
                                                                                         ------------
                            Total Diversified Financials                                 $    116,334
-----------------------------------------------------------------------------------------------------
                            GOVERNMENT -- 20.4%
 1,903,586                  Fannie Mae Grantor Trust, 5.69%, 7/25/43                     $  1,998,746
   127,538                  Fannie Mae Remics, 0.58125%, 9/25/20                              127,528
   302,534                  Fannie Mae Remics, 5.69%, 1/25/32                                 316,574
 5,536,903                  Fannie Mae, 4.92%, 7/25/20                                      6,093,308
 8,671,036                  Fannie Mae, 6.3%, 4/25/19                                       9,766,591
 1,059,624                  Fannie Mae, 6.52%, 7/25/16                                      1,124,729
 1,647,921                  Federal National Mortgage Association, 4.5%, 3/15/18            1,706,699
   293,854                  Federal National Mortgage Association, 5.0%, 8/15/35              300,431
 1,000,000                  Federal National Mortgage Association, 5.5%, 2/15/33            1,063,488
16,000,000                  Government National Mortgage Association,
                            1.524, 2/16/52                                                  1,097,890
15,000,000                  Government National Mortgage Association,
                            1.5263%, 12/16/51                                               1,048,842

The accompanying notes are an integral part of these financial statements.

                 Pioneer Government Income Fund | Annual Report | 7/31/10     15

---------------------------------------------------------------------------------------------------
               Floating
Principal      Rate (d)
Amount ($)     (unaudited)                                                             Value
---------------------------------------------------------------------------------------------------
                             GOVERNMENT -- (continued)
14,920,700                   Government National Mortgage Association,
                             1.86376%, 4/16/51                                         $  1,070,957
 2,000,000                   Government National Mortgage Association,
                             3.025%, 2/16/30                                              2,075,228
 1,000,000                   Government National Mortgage Association,
                             4.07%, 11/16/40                                              1,072,093
   170,000                   Government National Mortgage Association,
                             4.175%, 1/16/38                                                182,689
   676,533                   Government National Mortgage Association, 4.5%, 7/20/34        688,930
 2,000,000                   Government National Mortgage Association,
                             4.824%, 12/16/50                                             2,148,071
 1,018,731                   Government National Mortgage Association, 5.0%, 7/20/39      1,045,641
   250,000                   Government National Mortgage Association,
                             5.027%, 4/16/38                                                279,209
 4,000,000                   Government National Mortgage Association,
                             5.121%, 12/16/46                                             4,467,234
   987,446                   Government National Mortgage Association, 6.0%, 6/16/32      1,068,618
14,974,512    0.71           Government National Mortgage Association, Floating Rate
                             Note, 11/16/51                                                 663,119
   350,000    4.30           Government National Mortgage Association, Floating Rate
                             Note, 3/16/32                                                  371,880
   350,000    5.78           Government National Mortgage Association, Floating Rate
                             Note, 6/16/32                                                  399,206
 2,500,000                   TEMP JEF-GNA A, 2.351381%, 9/16/27                           2,543,750
                                                                                       ------------
                                                                                       $ 42,721,451
                                                                                       ------------
                             Total Government                                          $ 42,721,451
---------------------------------------------------------------------------------------------------
                             TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
                             (Cost $41,179,019)                                        $ 43,739,532
---------------------------------------------------------------------------------------------------
                             CORPORATE BONDS -- 12.7%
                             BANKS -- 2.4%
                             Diversified Banks -- 2.4%
 5,000,000                   International Bank for Reconstruction, 1.25%, 6/15/12     $  5,014,405
                                                                                       ------------
                             Total Banks                                               $  5,014,405
---------------------------------------------------------------------------------------------------
                             DIVERSIFIED FINANCIALS -- 10.3%
                             Specialized Finance -- 10.3%
 3,125,000                   Private Export Funding Corp., 4.55%, 5/15/15              $  3,514,228
 2,500,000                   Private Export Funding Corp., 4.974%, 8/15/13                2,785,540
 3,000,000                   Private Export Funding Corp., 4.3%, 12/15/21                 3,173,124
 4,000,000                   Private Export Funding Corp., 4.375%, 3/15/19                4,389,076
 3,500,000                   Private Export Funding Corp., 4.95%, 11/15/15                4,021,574
 1,000,000                   Private Export Funding Corp., 5.0%, 12/15/16                 1,150,762

The accompanying notes are an integral part of these financial statements.

16     Pioneer Government Income Fund | Annual Report | 7/31/10

---------------------------------------------------------------------------------------------------
               Floating
Principal      Rate (d)
Amount ($)     (unaudited)                                                             Value
---------------------------------------------------------------------------------------------------
                             Specialized Finance -- (continued)
  2,155,000                  Private Export Funding Corp., 5.45%, 9/15/17              $  2,545,460
                                                                                       ------------
                                                                                       $ 21,579,764
                                                                                       ------------
                             Total Diversified Financials                              $ 21,579,764
---------------------------------------------------------------------------------------------------
                             TOTAL CORPORATE BONDS
                             (Cost $25,219,207)                                        $ 26,594,169
---------------------------------------------------------------------------------------------------
                             U.S. GOVERNMENT AGENCY OBLIGATIONS -- 53.8%
  6,400,000                  Fannie Mae, 4.5%, 6/1/19                                  $  6,928,619
  1,400,000                  Federal Farm Credit Bank, 4.875%, 1/17/17                    1,595,065
    371,736                  Federal Home Loan Mortgage Corp., 4.0%, 11/1/13                381,950
  2,072,562                  Federal Home Loan Mortgage Corp., 4.64%, 11/1/14             2,256,710
    135,139                  Federal Home Loan Mortgage Corp., 5.5%, 1/1/34                 146,031
  2,743,985                  Federal Home Loan Mortgage Corp.,
                             6.0%, 5/1/16 - 7/1/38                                        2,999,100
     42,037                  Federal Home Loan Mortgage Corp., 6.5%, 5/1/31                  46,767
      6,474                  Federal Home Loan Mortgage Corp., 7.0%, 6/1/31                   7,371
    184,478                  Federal Home Loan Mortgage Corp.,
                             7.0%, 3/1/14 - 10/1/46                                         202,764
    551,873                  Federal National Mortgage Association, 4.0%, 9/1/20            585,334
    317,098                  Federal National Mortgage Association,
                             4.5%, 10/1/10 - 11/1/20                                        333,097
  3,600,000                  Federal National Mortgage Association, 4.53%, 6/1/19         3,905,209
  1,168,480                  Federal National Mortgage Association, 4.987%, 6/1/15        1,293,903
  4,641,491                  Federal National Mortgage Association,
                             5.0%, 8/1/18 - 2/1/37                                        4,953,002
    773,699                  Federal National Mortgage Association, 5.5%, 2/1/25            837,728
    229,966                  Federal National Mortgage Association,
                             5.72%, 11/1/28 - 6/1/29                                        254,143
     71,309                  Federal National Mortgage Association, 5.75%, 3/1/33            78,739
    450,884                  Federal National Mortgage Association,
                             5.9%, 11/1/27 - 4/1/28                                         495,282
  3,117,753                  Federal National Mortgage Association,
                             6.0%, 11/1/34 - 1/1/38                                       3,404,721
  1,067,902                  Federal National Mortgage Association,
                             6.5%, 7/1/32 - 10/1/47                                       1,167,409
    348,461                  Federal National Mortgage Association, 7.0%, 10/1/19           389,837
    102,752                  Federal National Mortgage Association,
                             7.5%, 4/1/15 - 6/1/15                                          112,426
     64,329                  Federal National Mortgage Association, 8.0%, 7/1/15             70,431
    500,000                  Federal National Mortgage Association, 10.35%, 12/10/15        713,264
  1,413,169                  Government National Mortgage Association,
                             4.5%, 4/15/18 - 4/15/20                                      1,519,252
    493,970                  Government National Mortgage Association,
                             5.0%, 2/15/19 - 1/20/20                                        531,828

The accompanying notes are an integral part of these financial statements.

                 Pioneer Government Income Fund | Annual Report | 7/31/10     17

--------------------------------------------------------------------------------------------------
              Floating
Principal     Rate (d)
Amount ($)    (unaudited)                                                             Value
--------------------------------------------------------------------------------------------------
                            U.S. GOVERNMENT AGENCY OBLIGATIONS -- (continued)
 2,088,773                  Government National Mortgage Association,
                            5.5%, 6/15/18 - 10/15/34                                  $  2,285,773
   319,149                  Government National Mortgage Association,
                            5.72%, 10/15/28 - 5/20/29                                      351,626
   767,127                  Government National Mortgage Association,
                            5.75%, 4/20/33 - 6/20/33                                       843,974
11,817,619                  Government National Mortgage Association,
                            6.0%, 3/15/19 - 8/15/38                                     13,080,588
   103,054                  Government National Mortgage Association,
                            6.45%, 1/20/33                                                 115,559
 3,445,365                  Government National Mortgage Association,
                            6.5%, 1/15/15 - 4/15/33                                      3,865,162
   274,139                  Government National Mortgage Association,
                            6.75%, 4/15/26                                                 312,960
 1,450,880                  Government National Mortgage Association,
                            7.0%, 8/15/11 - 4/15/32                                      1,660,160
   710,621                  Government National Mortgage Association,
                            7.5%, 4/15/23 - 3/15/32                                        816,845
    35,790                  Government National Mortgage Association, 8.0%, 1/20/28         39,403
   140,774                  Government National Mortgage Association,
                            8.25%, 5/15/20                                                 159,889
     3,335                  Government National Mortgage Association,
                            8.5%, 8/15/21 - 2/15/23                                          3,896
    32,917                  Government National Mortgage Association,
                            9.0%, 10/15/16 - 6/15/22                                        37,817
   376,776                  Government National Mortgage Association I,
                            6.5%, 11/15/31 - 9/15/32                                       423,078
   509,465                  Government National Mortgage Association I,
                            7.0%, 9/15/29 - 4/15/31                                        585,456
    47,435                  Government National Mortgage Association I,
                            7.5%, 8/15/29 - 3/15/31                                         54,825
   600,065                  Government National Mortgage Association II,
                            5.0%, 12/20/18 - 2/20/19                                       642,827
   391,154                  Government National Mortgage Association II,
                            5.9%, 11/20/27 - 7/20/28                                       430,538
 1,242,919                  Government National Mortgage Association II,
                            6.0%, 7/20/17 - 10/20/33                                     1,360,754
   187,772                  Government National Mortgage Association II,
                            6.45%, 7/20/32 - 11/20/32                                      211,385
   605,833                  Government National Mortgage Association II,
                            6.5%, 1/20/24 - 3/20/34                                        683,959
   308,323                  Government National Mortgage Association II,
                            7.0%, 5/20/26 - 11/20/31                                       351,378
   117,148                  Government National Mortgage Association II,
                            7.5%, 5/20/30 - 12/20/30                                       134,694

The accompanying notes are an integral part of these financial statements.

18     Pioneer Government Income Fund | Annual Report | 7/31/10

------------------------------------------------------------------------------------------------------
              Floating
Principal     Rate (d)
Amount ($)    (unaudited)                                                                 Value
------------------------------------------------------------------------------------------------------
                            U.S. GOVERNMENT AGENCY OBLIGATIONS -- (continued)
  152,354                   Government National Mortgage Association II, 8.0%,
                            2/20/30 - 5/20/30                                             $    178,731
   25,587                   Government National Mortgage Association II, 9.0%,
                            9/20/21 - 11/20/24                                                  29,886
1,593,760                   New Valley Generation I, 7.299%, 3/15/19                         1,903,220
  563,452                   New Valley Generation V, 4.929%, 1/15/21                           612,359
3,000,000                   Tennessee Valley Authority, 5.5%, 6/15/38                        3,427,668
1,500,000                   Tennessee Valley Authority, 6.25%, 12/15/17                      1,842,480
3,000,000                   U.S. Treasury Bonds, 3.5%, 2/15/39                               2,754,843
1,900,000                   U.S. Treasury Bonds, 4.5%, 5/15/38                               2,074,563
  469,494                   U.S. Treasury Inflation Index Bonds, 3.625%, 4/15/28               599,558
4,035,520                   U.S. Treasury Inflation Notes, 1.375%, 1/15/20                   4,142,397
1,041,390                   U.S. Treasury Inflation Notes, 1.625%, 1/15/18                   1,100,457
  824,400                   U.S. Treasury Inflation Notes, 2.0%, 1/15/16                       891,318
1,016,150                   U.S. Treasury Inflation Protected Security, 2.125%, 1/15/19      1,111,256
2,500,000                   U.S. Treasury Notes, 0.35%, 5/15/20 (b)                          2,625,400
4,600,000                   U.S. Treasury Notes, 0.875%, 2/29/12                             4,630,544
6,300,000                   U.S. Treasury Notes, 0.875%, 4/30/11                             6,327,808
  650,000                   U.S. Treasury Notes, 1.0%, 12/31/11                                655,459
1,500,000                   U.S. Treasury Notes, 3.125%, 4/30/17                             1,581,563
6,625,000                   U.S. Treasury Notes, 4.25%, 5/15/39                              6,931,406
2,000,000                   U.S. Treasury Notes, 5.5%, 8/15/28                               2,479,688
1,000,000                   U.S. Treasury Notes, 8.75%, 8/15/20                              1,506,562
  100,000                   U.S. Treasury Notes, 1.0%, 10/31/11                                100,770
  850,000                   U.S. Treasury Notes, 8.125%, 5/15/21                             1,245,914
                                                                                          ------------
                                                                                          $112,416,378
------------------------------------------------------------------------------------------------------
                            TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
                            (Cost $106,306,174)                                           $112,416,378
------------------------------------------------------------------------------------------------------
                            SOVEREIGN ISSUES -- 4.3%
5,345,000                   Financing Corp, 10.35%, 8/3/18                                $  8,188,947
  750,644                   Small Business Administration Participation, 6.14%, 1/1/22         819,531
                                                                                          ------------
                                                                                          $  9,008,478
------------------------------------------------------------------------------------------------------
                            TOTAL SOVEREIGN ISSUES
                            (Cost $8,148,738)                                             $  9,008,478
------------------------------------------------------------------------------------------------------
                            FOREIGN GOVERNMENT BONDS -- 2.3%
2,000,000                   Israel Government AID Bond, 5.5%, 9/18/23                     $  2,369,868
2,000,000                   Israel Government AID Bond, 5.5%, 4/26/24                        2,375,842
                                                                                          ------------
                                                                                          $  4,745,710
------------------------------------------------------------------------------------------------------
                            TOTAL FOREIGN GOVERNMENT BONDS
                            (Cost $4,568,320)                                             $  4,745,710
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                 Pioneer Government Income Fund | Annual Report | 7/31/10     19

-----------------------------------------------------------------------------------------------
              Floating
Principal     Rate (d)
Amount ($)    (unaudited)                                                          Value
-----------------------------------------------------------------------------------------------
                            TEMPORARY CASH INVESTMENTS -- 1.3%
                            Securities Lending Collateral -- 1.3% (c)
                            Certificates of Deposit:
    74,481                  Bank of Nova Scotia, 0.47%, 9/7/10                     $     74,481
    74,481                  BBVA NY, 0.55%, 8/16/10                                      74,481
    52,136                  BBVA NY, 0.53%, 7/26/11                                      52,136
    81,929                  CBA, 0.56%, 1/3/11                                           81,929
    44,688                  DNB Nor Bank ASA NY, 0.48%, 8/26/10                          44,688
    74,481                  Nordea NY, 0.5%, 12/10/10                                    74,481
    74,481                  Royal Bank of Canada NY, 0.34%, 1/21/11                      74,481
                                                                                   ------------
                                                                                   $    476,677
-----------------------------------------------------------------------------------------------
                            Commercial Paper:
    29,792                  American Honda Finance, 0.37%, 4/15/11                 $     29,792
    44,688                  American Honda Finance, 0.37%, 5/4/11                        44,688
     9,853                  Caterpillar Financial Services Corp., 0.55%, 8/20/10          9,853
    59,567                  CHARFD, 0.34%, 8/23/10                                       59,567
    14,884                  CHARFD, 0.56%, 10/15/10                                      14,884
    29,767                  CLIPPR, 0.62%, 10/8/10                                       29,767
    44,670                  CLIPPR, 0.39%, 9/1/10                                        44,670
    67,301                  CME, 1.00%, 8/6/10                                           67,301
    31,013                  FAIRPP, 0.28%, 8/16/10                                       31,013
    37,225                  FASCO, 0.28%, 9/2/10                                         37,225
    34,244                  FASCO, 0.46%, 9/9/10                                         34,244
    74,493                  Federal Home Loan Bank, 0.37%, 6/1/11                        74,493
    37,237                  GE Corp., 0.54%, 1/26/11                                     37,237
     7,442                  General Electric Capital Corp., 0.33%, 6/6/11                 7,442
     8,062                  General Electric Capital Corp., 0.61%, 10/21/10               8,062
     8,118                  General Electric Capital Corp., 0.59%, 10/6/10                8,118
    22,346                  General Electric Capital Corp., 0.64%, 8/20/10               22,346
    62,967                  JPMorgan Chase & Co., 0.85%, 9/24/10                         62,967
    37,237                  OLDLLC, 0.45%, 8/12/10                                       37,237
    35,226                  OLDLLC, 0.38%, 8/16/10                                       35,226
    37,236                  PARFIN, 0.55%, 8/11/10                                       37,236
    74,476                  RANGER, 0.45%, 8/9/10                                        74,476
    44,671                  SANTANDER, 0.53%, 8/23/10                                    44,671
   111,718                  SOCNAM, 0.49%, 8/3/10                                       111,718
    14,885                  SRCPP, 0.46%, 10/12/10                                       14,885
    59,568                  SRCPP, 0.5%, 8/30/10                                         59,568
    22,330                  STRAIT, 0.45%, 10/4/10                                       22,330
    52,277                  STRAIT, 0.3%, 8/23/10                                        52,277
    35,944                  TBLLC, 0.28%, 8/9/10                                         35,944
    37,212                  TBLLC, 0.26%, 10/12/10                                       37,212
    74,481                  Toyota Motor Credit Corp., 0.34%, 1/10/11                    74,481
    74,418                  VARFUN, 0.34%, 10/25/10                                      74,418

The accompanying notes are an integral part of these financial statements.

20     Pioneer Government Income Fund | Annual Report | 7/31/10

                Floating
Principal       Rate (d)
Amount ($)      (unaudited)                                                    Value
                              Commercial Paper -- (continued)
      44,691                  Wachovia Corp., 0.63%, 3/22/11                   $     44,691
      74,481                  Westpac, 0.50%, 7/29/11                                74,481
      29,788                  WFC, 0.60%, 12/2/10                                    29,788
                                                                               ------------
                                                                               $  1,484,308
-------------------------------------------------------------------------------------------
                              Tri-party Repurchase Agreements:
     131,754                  Barclays Capital Markets, 0.21%, 8/2/10          $    131,754
     111,721                  Deutsche Bank Securities, Inc., 0.20%, 8/2/10         111,721
     223,442                  RBS Securities, Inc., 0.21%, 8/2/10                   223,442
                                                                               ------------
                                                                               $    466,917
-------------------------------------------------------------------------------------------
Shares
                              Money Market Mutual Funds
     111,721                  Blackrock Liquidity Temporary Cash Fund          $    111,721
     111,721                  Dreyfus Preferred Money Market Fund                   111,721
                                                                               ------------
                                                                               $    223,442
-------------------------------------------------------------------------------------------
                              TOTAL TEMPORARY CASH INVESTMENTS
                              (Cost $2,651,344)                                $  2,651,344
-------------------------------------------------------------------------------------------
                              TOTAL INVESTMENT IN SECURITIES -- 100.1%
                              (Cost $197,300,898) (a)                          $209,102,016
-------------------------------------------------------------------------------------------
                              OTHER ASSETS AND LIABILITIES -- (0.1)%           $    (78,772)
-------------------------------------------------------------------------------------------
                              TOTAL NET ASSETS -- 100.0%                       $209,023,244
===========================================================================================

(a) At July 31, 2010, the net unrealized gain on investments based on cost for federal income tax purposes of $197,903,905 was as follows:

       Aggregate gross unrealized gain for all investments in which there is an
         excess of value over tax cost                                              $11,592,494
       Aggregate gross unrealized loss for all investments in which there is an
         excess of tax cost over value                                                 (394,383)
                                                                                    -----------
       Net unrealized gain                                                          $11,198,111
                                                                                    ===========

(b)  At July 31, 2010, the following security was out on loan:


-------------------------------------------------------------------
Principal
Amount ($)      Security                                Value
-------------------------------------------------------------------
  2,475,000     U.S. Treasury Notes, 0.35%, 5/15/20     $ 2,599,146
-------------------------------------------------------------------
                Total                                   $ 2,599,146
===================================================================

(c)  Securities lending collateral is managed by Credit Suisse AG, New York
     Branch.

(d) Debt obligation with a variable interest rate. Rate shown is rate at end of period.

The accompanying notes are an integral part of these financial statements.

                 Pioneer Government Income Fund | Annual Report | 7/31/10     21

Purchases and sales of securities (excluding temporary cash investments) for the year ended July 31, 2010, aggregated $185,039,195 and $200,596,820, respectively.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

Highest priority is given to Level 1 inputs and lowest priority is given to Level 3.

  Level 1 --   quoted prices in active markets for identical securities
  Level 2 --   other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
  Level 3 --   significant unobservable inputs (including the Fund's own
               assumptions in determining fair value of investments)

The following is a summary of the inputs used as of July 31, 2010, in valuing the Fund's assets:

-------------------------------------------------------------------------------------------------
                                         Level 1      Level 2               Level 3  Total
-------------------------------------------------------------------------------------------------
 Asset Backed Securities                 $     --     $  9,946,405          $--      $  9,946,405
 Collateralized Mortgage Obligations           --       43,739,532           --        43,739,532
 Corporate Bonds                               --       26,594,169           --        26,594,169
 U.S. Government Agency Obligations            --      112,416,378           --       112,416,378
 Sovereign Issues                              --        9,008,478           --         9,008,478
 Foreign Government Bonds                      --        4,745,710           --         4,745,710
 Temporary Cash Investments                    --        2,427,902           --         2,427,902
 Money Market Mutual Funds                223,442               --           --           223,442
-------------------------------------------------------------------------------------------------
 Total                                   $223,442     $208,878,574          $--      $209,102,016
=================================================================================================


The accompanying notes are an integral part of these financial statements.

22     Pioneer Government Income Fund | Annual Report | 7/31/10

Statement of Assets and Liabilities | 7/31/10

ASSETS:
  Investment in securities, at value (including securities loaned of
   $2,599,146) (cost $197,300,898)                                      $209,102,016
  Futures Collateral                                                          17,600
  Receivables --
   Investment securities sold                                              2,959,749
   Fund shares sold                                                        2,055,094
   Interest                                                                1,582,090
  Other                                                                       76,204
-------------------------------------------------------------------------------------
     Total assets                                                       $215,792,753
-------------------------------------------------------------------------------------
LIABILITIES:
  Payables --
   Investment securities purchased                                      $  2,529,931
   Fund shares repurchased                                                   144,620
   Dividends                                                                 112,291
   Variation margin                                                            9,970
   Upon return of securities loaned                                        2,651,344
  Due to bank                                                              1,169,887
  Due to affiliates                                                           67,668
  Accrued expenses                                                            83,798
-------------------------------------------------------------------------------------
     Total liabilities                                                  $  6,769,509
-------------------------------------------------------------------------------------
NET ASSETS:
  Paid-in capital                                                       $209,748,203
  Distributions in excess of net investment income                          (545,314)
  Accumulated net realized loss on investments                           (11,945,185)
  Net unrealized gain on investments                                      11,801,118
  Net unrealized gain on futures contracts                                   (35,578)
-------------------------------------------------------------------------------------
     Total net assets                                                   $209,023,244
=====================================================================================
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class A (based on $144,793,738/14,271,888 shares)                     $      10.15
  Class B (based on $17,216,693/1,695,862 shares)                       $      10.15
  Class C (based on $36,314,322/3,577,380 shares)                       $      10.15
  Class Y (based on $10,698,825/1,053,451 shares)                       $      10.16
MAXIMUM OFFERING PRICE:
  Class A ($10.15 [divided by] 95.5%)                                   $      10.63
=====================================================================================


The accompanying notes are an integral part of these financial statements.

                 Pioneer Government Income Fund | Annual Report | 7/31/10     23

Statement of Operations

For the Year Ended 7/31/10

INVESTMENT INCOME:
  Interest                                                 $9,613,045
  Income from securities loaned, net                            3,146
----------------------------------------------------------------------------------------
     Total investment income                                                 $ 9,616,191
----------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                         $ 1,118,874
  Transfer agent fees
   Class A                                                    241,819
   Class B                                                     59,636
   Class C                                                     46,753
   Class Y                                                      2,074
  Distribution fees
   Class A                                                    373,116
   Class B                                                    212,964
   Class C                                                    413,460
  Shareholder fees and communications expense                 168,349
  Administrative reimbursements                                70,954
  Custodian fees                                               11,212
  Registration fees                                           110,570
  Professional fees                                            67,627
  Printing expense                                             38,466
  Fees and expenses of nonaffiliated trustees                   6,457
  Miscellaneous                                                47,688
----------------------------------------------------------------------------------------
     Total expenses                                                          $ 2,990,019
     Less fees waived and expenses reimbursed by Pioneer
       Investment Management, Inc.                                               (12,509)
----------------------------------------------------------------------------------------
     Net expenses                                                            $ 2,977,510
----------------------------------------------------------------------------------------
       Net investment income                                                 $ 6,638,681
----------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
FUTURES CONTRACTS
  Net realized gain on investments                                           $ 3,673,626
----------------------------------------------------------------------------------------
  Change in net unrealized gain (loss) on:
   Investments                                            $ 4,141,795
   Futures contracts                                      $   (35,578)       $ 4,106,217
----------------------------------------------------------------------------------------
  Net gain on investments and futures contracts                              $ 7,779,843
----------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                       $14,418,524
========================================================================================


The accompanying notes are an integral part of these financial statements.

24     Pioneer Government Income Fund | Annual Report | 7/31/10

Statement of Changes in Net Assets

For the Years Ended 7/31/10 and 7/31/09, respectively

                                                                      Year Ended         Year Ended
                                                                        7/31/10            7/31/09
FROM OPERATIONS:
Net investment income                                                $  6,638,681       $  8,178,908
Net realized gain on investments                                        3,673,626          2,816,724
Change in net unrealized gain on investments and
  futures contracts                                                     4,106,217          8,042,498
-----------------------------------------------------------------------------------------------------
   Net increase in net assets resulting from operations              $ 14,418,524       $ 19,038,130
-----------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
   Class A ($0.37 and $0.39 per share, respectively)                 $ (5,522,429)      $ (5,595,486)
   Class B ($0.29 and $0.32 per share, respectively)                     (646,403)          (921,885)
   Class C ($0.30 and $0.33 per share, respectively)                   (1,217,438)        (1,188,115)
   Class Y ($0.41 and $0.44 per share, respectively)                     (501,803)        (1,188,987)
-----------------------------------------------------------------------------------------------------
     Total distributions to shareowners                              $ (7,888,073)      $ (8,894,473)
-----------------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                                     $171,252,791       $150,598,028
Reinvestment of distributions                                           6,166,244          6,235,274
Cost of shares repurchased                                           (192,271,571)      (144,134,567)
-----------------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets resulting from
     Fund share transactions                                         $(14,852,536)      $ 12,698,735
-----------------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets                             $ (8,322,085)      $ 22,842,392
NET ASSETS:
Beginning of year                                                     217,345,329        194,502,937
-----------------------------------------------------------------------------------------------------
End of year                                                          $209,023,244       $217,345,329
-----------------------------------------------------------------------------------------------------
Undistributed (distributions in excess of) net investment income     $   (545,314)      $     91,308
=====================================================================================================


The accompanying notes are an integral part of these financial statements.

                 Pioneer Government Income Fund | Annual Report | 7/31/10     25

---------------------------------------------------------------------------------------------------
                                   '10 Shares         '10 Amount      '09 Shares        '09 Amount
---------------------------------------------------------------------------------------------------
Class A
Shares sold                           11,782,777     $116,865,309        8,886,319     $ 85,470,133
Reinvestment of distributions            488,813        4,846,787          491,892        4,765,067
Less shares repurchased              (12,278,691)    (121,649,163)      (7,107,669)     (68,919,494)
---------------------------------------------------------------------------------------------------
   Net increase (decrease)                (7,101)    $     62,933        2,270,542     $ 21,315,706
===================================================================================================
Class B
Shares sold                              246,798     $  2,440,965        1,838,806     $ 17,746,606
Reinvestment of distributions             50,608          501,834           70,566          683,560
Less shares repurchased               (1,323,907)     (13,084,729)      (1,677,737)     (16,319,063)
---------------------------------------------------------------------------------------------------
   Net increase (decrease)            (1,026,501)    $(10,141,930)         231,635     $  2,111,103
===================================================================================================
Class C
Shares sold                            4,718,027     $ 46,658,445        4,587,567     $ 44,042,865
Reinvestment of distributions             74,928          742,199           68,506          665,142
Less shares repurchased               (5,096,090)     (50,185,491)      (2,869,790)     (27,853,985)
---------------------------------------------------------------------------------------------------
   Net increase (decrease)              (303,135)    $ (2,784,847)       1,786,283     $ 16,854,022
===================================================================================================
Class Y
Shares sold                              531,613     $  5,288,072          346,820     $  3,338,424
Reinvestment of distributions              7,584           75,424           12,584          121,505
Less shares repurchased                 (742,371)      (7,352,188)      (3,177,023)     (31,042,025)
---------------------------------------------------------------------------------------------------
   Net decrease                         (203,174)    $ (1,988,692)      (2,817,619)    $(27,582,096)
===================================================================================================

The accompanying notes are an integral part of these financial statements.

26     Pioneer Government Income Fund | Annual Report | 7/31/10

Financial Highlights

----------------------------------------------------------------------------------------------------------------------------------
                                                                        Year Ended  Year Ended  Year Ended  Year Ended Year Ended
                                                                          7/31/10    7/31/09     7/31/08     7/31/07    7/31/06 (a)
----------------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                                     $   9.81    $   9.41    $   9.24    $   9.23   $  9.65
----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                                   $   0.31    $   0.36    $   0.38    $   0.37   $  0.35
 Net realized and unrealized gain (loss) on investments and
  futures contracts                                                          0.40        0.43        0.21        0.04     (0.28)
----------------------------------------------------------------------------------------------------------------------------------
  Net increase from investment operations                                $   0.71    $   0.79    $   0.59    $   0.41   $  0.07
Distributions to shareowners:
 Net investment income                                                      (0.37)      (0.39)      (0.42)      (0.40)    (0.38)
 Net realized gain                                                             --          --          --          --     (0.11)
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                               $   0.34    $   0.40    $   0.17    $   0.01   $ (0.42)
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                           $  10.15    $   9.81    $   9.41    $   9.24   $  9.23
==================================================================================================================================
Total return*                                                                7.38%       8.58%       6.48%       4.44%     0.76%
Ratio of net expenses to average net assets+                                 1.13%       1.15%       1.13%       1.18%     1.06%
Ratio of net investment income to average net assets+                        3.13%       3.73%       4.07%       3.89%     3.75%
Portfolio turnover rate                                                        84%         48%         36%         54%       57%
Net assets, end of period (in thousands)                                 $144,794    $140,136    $112,955    $108,625   $12,462
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
 Net expenses                                                                1.13%       1.15%       1.13%       1.18%     1.06%
 Net investment income                                                       3.13%       3.73%       4.07%       3.89%     3.75%
Ratios with waiver of fees and assumption of expenses by the Adviser and reduction for fees paid indirectly:
 Net expenses                                                                1.13%       1.15%       1.12%       1.18%     1.06%
 Net investment income                                                       3.13%       3.73%       4.07%       3.89%     3.75%
==================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
+    Ratios with no reduction for fees paid indirectly.
(a) Pioneer Investment Management, Inc. became the Fund's adviser on September 23, 2005.

The accompanying notes are an integral part of these financial statements.

                  Pioneer Government Income Fund | Annual Report | 7/31/10    27

----------------------------------------------------------------------------------------------------------------------------------
                                                                        Year Ended  Year Ended  Year Ended  Year Ended Year Ended
                                                                          7/31/10     7/31/09    7/31/08     7/31/07   7/31/06 (a)
----------------------------------------------------------------------------------------------------------------------------------
Class B
Net asset value, beginning of period                                     $  9.83     $  9.41     $  9.24     $  9.22    $  9.65
----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                                   $  0.22     $  0.29     $  0.31     $  0.30    $  0.27
 Net realized and unrealized gain (loss) on investments and
  futures contracts                                                         0.39        0.45        0.21        0.04      (0.28)
----------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations                     $  0.61     $  0.74     $  0.52     $  0.34    $ (0.01)
Distributions to shareowners:
 Net investment income                                                     (0.29)      (0.32)      (0.35)      (0.32)     (0.31)
 Net realized gain                                                            --          --          --          --      (0.11)
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                               $  0.32     $  0.42     $  0.17     $  0.02    $ (0.43)
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                           $ 10.15     $  9.83     $  9.41     $  9.24    $  9.22
==================================================================================================================================
Total return*                                                               6.34%       7.96%       5.66%       3.73%     (0.16)%
Ratio of net expenses to average net assets+                                1.96%       1.89%       1.90%       1.89%      1.94%
Ratio of net investment income to average net assets+                       2.48%       3.01%       3.30%       3.20%      2.89%
Portfolio turnover rate                                                       84%         48%         36%         54%        57%
Net assets, end of period (in thousands)                                 $17,217     $26,751     $23,442     $21,748    $ 4,227
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
 Net expenses                                                               2.02%       1.97%       1.95%       2.00%      1.94%
 Net investment income                                                      2.42%       2.93%       3.25%       3.09%      2.89%
Ratios with waiver of fees and assumption of expenses by the Adviser and reduction for fees paid indirectly:
 Net expenses                                                               1.96%       1.89%       1.89%       1.89%      1.94%
 Net investment income                                                      2.48%       3.01%       3.31%       3.20%      2.89%
==================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
+    Ratios with no reduction for fees paid indirectly.
(a) Pioneer Investment Management, Inc. became the Fund's adviser on September 23, 2005.

The accompanying notes are an integral part of these financial statements.

28    Pioneer Government Income Fund | Annual Report | 7/31/10

----------------------------------------------------------------------------------------------------------------------------------
                                                                        Year Ended  Year Ended  Year Ended Year Ended 9/23/05 to
                                                                         7/31/10     7/31/09     7/31/08    7/31/07   7/31/06 (a)
----------------------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                                     $  9.82     $  9.42     $  9.25    $  9.22    $  9.65
----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                                   $  0.24     $  0.28     $  0.31    $  0.30    $  0.24
 Net realized and unrealized gain (loss) on investments and
  futures contracts                                                         0.39        0.45        0.21       0.04      (0.28)
----------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations                     $  0.63     $  0.73     $  0.52    $  0.34    $ (0.04)
Distributions to shareowners:
 Net investment income                                                     (0.30)      (0.33)      (0.35)     (0.31)     (0.28)
 Net realized gain                                                            --          --          --         --      (0.11)
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                               $  0.33     $  0.40     $  0.17    $  0.03    $ (0.43)
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                           $ 10.15     $  9.82     $  9.42    $  9.25    $  9.22
==================================================================================================================================
Total return*                                                               6.50%       7.80%       5.70%      3.74%     (0.45)%(b)
Ratio of net expenses to average net assets+                                1.86%       1.90%       1.89%      1.92%      1.94%**
Ratio of net investment income to average net assets+                       2.41%       2.90%       3.32%      3.23%      3.25%**
Portfolio turnover rate                                                       84%         48%         36%        54%        57%
Net assets, end of period (in thousands)                                 $36,314     $38,101     $19,720    $19,666    $    52
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
 Net expenses                                                               1.86%       1.90%       1.89%      1.92%      1.94%**
 Net investment income                                                      2.41%       2.90%       3.32%      3.23%      3.25%**
Ratios with waiver of fees and assumption of expenses by the Adviser and reduction for fees paid indirectly:
 Net expenses                                                               1.86%       1.90%       1.88%      1.92%      1.94%**
 Net investment income                                                      2.41%       2.90%       3.32%      3.23%      3.25%**
==================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
**   Annualized.
+    Ratios with no reduction for fees paid indirectly.
(a)  Class C shares were first publicly offered on September 23, 2005.
(b)  Not annualized.

The accompanying notes are an integral part of these financial statements.

                  Pioneer Government Income Fund | Annual Report | 7/31/10    29

----------------------------------------------------------------------------------------------------------------------------------
                                                                        Year Ended  Year Ended  Year Ended Year Ended Year Ended
                                                                         7/31/10     7/31/09     7/31/08     7/31/07  7/31/06 (a)
----------------------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                                      $  9.83     $  9.42   $  9.25     $  9.24    $  9.66
----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                                    $  0.34     $  0.45   $  0.46     $  0.42    $  0.38
 Net realized and unrealized gain (loss) on investments and
  futures contracts                                                          0.39        0.40      0.18        0.03      (0.28)
----------------------------------------------------------------------------------------------------------------------------------
   Net increase from investment operations                                $  0.74     $  0.85   $  0.64     $  0.45    $  0.10
Distributions to shareowners:
 Net investment income                                                      (0.41)      (0.44)    (0.47)      (0.44)     (0.41)
 Net realized gain                                                             --          --        --          --      (0.11)
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                $  0.33     $  0.41   $  0.17     $  0.01    $ (0.42)
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                            $ 10.16     $  9.83   $  9.42     $  9.25    $  9.24
==================================================================================================================================
Total return*                                                                7.75%       9.19%     6.98%       4.89%      1.08%
Ratio of net expenses to average net assets+                                 0.77%       0.67%     0.64%       0.67%      0.75%
Ratio of net investment income to average net assets+                        3.58%       4.32%     4.63%       4.46%      4.07%
Portfolio turnover rate                                                        84%         48%       36%         54%        57%
Net assets, end of period (in thousands)                                  $10,699     $12,358   $38,386     $61,398    $79,933
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
 Net expenses                                                                0.77%       0.67%     0.64%       0.67%      0.75%
 Net investment income                                                       3.58%       4.32%     4.63%       4.46%      4.07%
Ratios with waiver of fees and assumption of expenses by the Adviser and reduction for fees paid indirectly:
 Net expenses                                                                0.77%       0.67%     0.64%       0.67%      0.75%
 Net investment income                                                       3.58%       4.32%     4.63%       4.46%      4.07%
==================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, and the complete redemption of the investment at net asset value at the end of each period.
+    Ratios with no reduction for fees paid indirectly.
(a) Pioneer Investment Management, Inc. became the Fund's adviser on September 23, 2005.

The accompanying notes are an integral part of these financial statements.

30    Pioneer Government Income Fund | Annual Report | 7/31/10

Notes to Financial Statements | 7/31/10

1.   Organization and Significant Accounting Policies

Pioneer Government Income Fund (the Fund) is one of four portfolios comprising Pioneer Series Trust IV, a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund is the successor to the AmSouth Government Income Fund. The Fund's investment objective is to seek current income as is consistent with preservation of capital.

The Fund offers three classes of shares designated as Class A, Class C and Class Y shares. Class C shares were first publicly offered on September 23, 2005. Effective as of the close of business on December 31, 2009, Class B shares are no longer offered to new or existing shareholders, except that dividends and/or capital gain distributions may continue to be reinvested in Class B shares, and shareholders may exchange their Class B shares for Class B shares of other Pioneer funds, as permitted by existing exchange privileges. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares. Class B shares convert to Class A shares approximately eight years after the date of purchase.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain and losses on investments during the reporting year. Actual results could differ from those estimates.


                 Pioneer Government Income Fund | Annual Report | 7/31/10     31

The Fund may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-backed securities are also subject to pre-payments. The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

A.   Security Valuation

     Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange
     (NYSE) is open, as of the close of regular trading on the NYSE. Fixed income securities with remaining maturity of more than sixty days are valued at prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Securities for which independent pricing services are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued using fair value methods pursuant to procedures adopted by the Board of Trustees. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Thus, the valuation of the Fund's securities may differ from exchange prices. At July 31, 2010, there were no securities that were valued using fair value methods (other than securities valued using prices supplied by independent pricing services). Short-term fixed income securities with remaining maturities of sixty days or less generally are valued at amortized cost. Money market mutual funds are valued at net asset value.

     Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis.

     Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.


32     Pioneer Government Income Fund | Annual Report | 7/31/10

B.   Federal Income Taxes

     It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. Tax years for the prior three fiscal years remain subject to examination by tax authorities.

     The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the sources of the Fund's distributions may be shown in the accompanying financial statements as from or in excess of net investment income or as from net realized gain on investment transactions, or as from paid-in capital, depending on the type of book/tax differences that may exist.

     At July 31, 2010, the fund had a net capital loss carryforward of $11,871,050, of which, the following amounts will expire between 2012 and 2016 if not utilized: $1,578,932 in 2012, $4,631,510 in 2013, $401,844 in
     2014, $2,465,526 in 2015 and $2,793,238 in 2016.

     At July 31, 2010, the Fund has reclassified $612,770 to decrease distributions in excess of net investment income and $612,770 to decrease accumulated net realized loss on investments, to reflect permanent book/tax differences. The reclassification has no impact on the net assets of the Fund and presents the Fund's capital accounts on a tax basis.

     The tax character of distributions paid during the years ended July 31, 2010 and July 31, 2009 were as follows:

----------------------------------------------------------
                                      2010            2009
----------------------------------------------------------
   Distributions paid from:
   Ordinary income              $7,888,073      $8,894,473
----------------------------------------------------------
      Total                     $7,888,073      $8,894,473
==========================================================

     The following shows the components of distributable earnings on a federal income tax basis at July 31, 2010:

----------------------------------------------------------
                                                      2010
----------------------------------------------------------
   Distributable earnings:
   Undistributed ordinary income              $     95,849
   Capital loss carryforward                   (11,871,050)
   Current year dividend payable                  (112,291)
   Unrealized appreciation                      11,162,533
----------------------------------------------------------
      Total                                   $   (724,959)
==========================================================

                Pioneer Government Income Fund | Annual Report | 7/31/10     33

     The difference between book-basis and tax-basis unrealized appreciation is attributable to the tax deferral of losses on wash sales and the tax treatment of premium and amortization.

C.   Fund Shares

     The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), earned approximately $20,354 underwriting commissions on the sale of Class A shares during the year ended July 31, 2010.

D.   Class Allocations

     Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

     Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B and Class C shares of the Fund, respectively (see Note 4). Class Y shares do not pay distribution fees. All expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

     Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class B, Class C and Class Y shares can reflect different transfer agent and distribution expense rates.

E.   Repurchase Agreements

     With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian or a subcustodian of the Fund. The Fund's investment adviser, Pioneer Investment Management, Inc.
     (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

F.   Securities Lending

     The Fund lends securities in its portfolio to certain broker-dealers or other institutional investors. When entering into a securities loan transaction, the Fund typically receives cash collateral from the borrower equal to at least the


34     Pioneer Government Income Fund | Annual Report | 7/31/10
     fair value of the securities loaned, which is invested in temporary investments. Credit Suisse AG, New York Branch, as the Fund's securities lending agent, manages the Fund's securities lending collateral. The income earned on the investment of collateral is shared with the borrower and the lending agent in payment of any rebate due to the borrower with respect to the securities loan, and in compensation for the lending agent's services to the Fund. The Fund also continues to receive payments in lieu of dividends or interest on the securities loaned. Gain or loss on the fair value of the loaned securities that may occur during the term of the loan will be for the account of the Fund. The amount of the collateral is required to be adjusted daily to reflect any price fluctuation in the fair value of the loaned securities. If the required market value of the collateral is less than the fair value of the loaned securities, the borrower is required to deliver additional collateral for the account of the Fund prior to the close of business on that day. The Fund has the right, under the lending agreement, to terminate the loan and recover the securities from the borrower with prior notice. The Fund is required to return the cash collateral to the borrower and could suffer a loss if the value of the collateral, as invested, has declined.

G.   Futures Contracts

     The Fund may enter into futures transactions to hedge against changes in interest rates, securities prices and currency rates or to seek to increase total return. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. Subsequent payments for futures contracts ("variation margin") are paid or received by the Fund, depending on the daily fluctuation in the value of the contracts, and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the opening and closing value of the contract. The use of futures contracts involves, to varying degrees, elements of market and counterparty risks, which may exceed the amounts recognized by the Fund. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. These risks may decrease the effectiveness of the Fund's hedging strategies and potentially result in a loss. The average number of contracts open for the two months in the year ended July 31, 2010 was 22.

     At July 31, 2010, open futures contracts were as follows.

-----------------------------------------------------------------------------------------
                        Number of
                        Contracts          Settlement       Fair               Unrealized
Type                    Long/(Short)       Month            Value              Gain
-----------------------------------------------------------------------------------------
US 5 Yr Note (CBT)      (22)               9/10             $ (2,636,218)      $ (35,578)

                 Pioneer Government Income Fund | Annual Report | 7/31/10     35

2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.50% of the Fund's average daily net assets up to $1 billion and 0.45% of the excess over $1 billion. For the year ended July 31, 2010, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.50% of the Fund's average daily net assets.

Prior to January 1, 2010, PIM contractually agreed to limit ordinary operating expenses of the Fund to the extent required to reduce Class B expenses to 1.89% of the average daily net assets attributable to Class B shares. This expense limitation is no longer in effect.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $3,033 in management fees, administrative costs and certain other reimbursements payable to PIM at July 31, 2010.

3. Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates.

In addition, the Fund reimburses PIMSS for out-of-pocket expenses incurred by PIMSS related to shareholder communications activities such as proxy and statement mailings, outgoing phone calls and omnibus relationship contracts. For the year ended July 31, 2010, such out-of-pocket expenses by class of shares were as follows:

Shareholder Communications:
Class A                              $ 98,148
Class B                                17,383
Class C                                41,362
Class Y                                11,456
---------------------------------------------
   Total                             $168,349
=============================================

Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $62,183 in transfer agent fees and out-of-pocket reimbursements payable to PIMSS at July 31, 2010.

4. Distribution Plan

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class B and Class C shares. Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily net assets attributable to Class A shares as compensation for personal


36     Pioneer Government Income Fund | Annual Report | 7/31/10
services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays PFD 1.00% of the average daily net assets attributable to Class B and Class C shares. The fee for Class B and Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $2,452 in distribution fees payable to PFD at July 31, 2010.

In addition, redemptions of each class of shares (except Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 18 months of purchase (within 12 months for purchases made on or after April 1, 2009). Class B shares that are redeemed within five years of purchase are subject to a CDSC at declining rates beginning at 4.00%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class Y shares. Proceeds from the CDSCs are paid to PFD. For the year ended July 31, 2010, CDSCs in the amount of $53,443 were paid to PFD.

5. Expense Offset Arrangements

The Fund has entered into certain expense offset arrangements with PIMSS, which may result in a reduction in the Fund's total expenses due to interest earned on cash held by PIMSS. For the year ended July 31, 2010, the Fund's expenses were not reduced under such arrangements.

6. Additional Disclosures about Derivative Instruments and Hedging Activities:

The effect of derivative instruments on the Statement of Operations for the year ended July 31, 2010 was as follows:

--------------------------------------------------------------------------------------------------
Derivatives Not
Accounted for as                                                                   Change in
Hedging Instruments                                                                Unrealized Gain
Under Accounting                                                                   or (Loss) on
Standards Codification       Location of Gain or           Realized Gain or        Derivatives
(ASC) 815 (formerly FASB     (Loss) On Derivatives         (Loss) on Derivatives   Recognized
Statement 133)               Recognized in Income          Recognized in Income    in Income
--------------------------------------------------------------------------------------------------
Futures Contracts            Change in unrealized gain                             $(35,578)
                             (loss) on futures contracts

                 Pioneer Government Income Fund | Annual Report | 7/31/10     37

7.   Subsequent Events

In preparing these financial statements, PIM has evaluated the impact of all events and transactions for potential recognition or disclosure and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.


38     Pioneer Government Income Fund | Annual Report | 7/31/10

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Pioneer Series Trust IV and the Shareowners of Pioneer Government Income Fund:
--------------------------------------------------------------------------------
We have audited the accompanying statement of assets and liabilities of Pioneer Government Income Fund, one of the portfolios constituting Pioneer Series Trust IV (the "Trust"), including the schedule of investments, as of July 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2010 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Government Income Fund at July 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                                     Ernst & Young LLP


Boston, Massachusetts
September 24, 2010


                 Pioneer Government Income Fund | Annual Report | 7/31/10     39

ADDITIONAL INFORMATION (unaudited)

The percentages of the Fund's ordinary income distributions that are exempt from nonresident alien (NRA) tax withholding resulting from qualified interest income and qualified short term gains were 100.00% and 0.0%, respectively.


40     Pioneer Government Income Fund | Annual Report | 7/31/10

Trustees, Officers and Service Providers

Investment Adviser
Pioneer Investment Management, Inc.


Custodian
Brown Brothers Harriman & Co.


Independent Registered Public Accounting Firm
Ernst & Young LLP


Principal Underwriter
Pioneer Funds Distributor, Inc.


Legal Counsel
Bingham McCutchen LLP


Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.


Trustees and Officers

The Fund's Trustees and officers are listed below, together with their principal occupations during at least the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a Trustee of each of the 58 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.


                 Pioneer Government Income Fund | Annual Report | 7/31/10     41

Interested Trustees

--------------------------------------------------------------------------------
                            Position Held            Length of Service
Name and Age                with the Fund            and Term of Office
--------------------------------------------------------------------------------
John F. Cogan, Jr. (84)*    Chairman of the Board,   Trustee since 2005.
                            Trustee and President    Serves until a successor
                                                     trustee is elected or
                                                     earlier retirement or
                                                     removal.
--------------------------------------------------------------------------------
Daniel K. Kingsbury (51)*   Trustee and Executive    Trustee since 2008.
                            Vice President           Serves until a successor
                                                     trustee is elected or
                                                     earlier retirement or
                                                     removal.
--------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------
                                                                                                 Other Directorships
Name and Age                Principal Occupation(s)                                              Held by this Trustee
----------------------------------------------------------------------------------------------------------------------
John F. Cogan, Jr. (84)*    Non-Executive Chairman and a director of Pioneer Investment          None
                            Management USA Inc. ("PIM-USA"); Chairman and a director of
                            Pioneer; Chairman and Director of Pioneer Institutional Asset
                            Management, Inc. (since 2006); Director of Pioneer Alternative
                            Investment Management Limited (Dublin); President and a direc-
                            tor of Pioneer Alternative Investment Management (Bermuda)
                            Limited and affiliated funds; Deputy Chairman and a director of
                            Pioneer Global Asset Management S.p.A. ("PGAM") (until April
                            2010); Director of PIOGLOBAL Real Estate Investment Fund (Rus-
                            sia) (until June 2006); Director of Nano-C, Inc. (since 2003);
                            Director of Cole Management Inc. (since 2004); Director of Fidu-
                            ciary Counseling, Inc.; President and Director of Pioneer Funds
                            Distributor, Inc. ("PFD") (until May 2006); President of all of the
                            Pioneer Funds; and Of Counsel, Wilmer Cutler Pickering Hale and
                            Dorr LLP
----------------------------------------------------------------------------------------------------------------------
Daniel K. Kingsbury (51)*   Director, CEO and President of PIM-USA (since February 2007);        None
                            Director and President of Pioneer and Pioneer Institutional Asset
                            Management, Inc. (since February 2007); Executive Vice Presi-
                            dent of all of the Pioneer Funds (since March 2007); Director of
                            PGAM (2007 - 2010); Head of New Europe Division, PGAM
                            (2000 - 2005); and Head of New Markets Division, PGAM (2005
                            - 2007)
----------------------------------------------------------------------------------------------------------------------

* Mr. Cogan and Mr. Kingsbury are Interested Trustees because they are officers or directors of the Fund's investment adviser and certain of its affiliates.


42    Pioneer Government Income Fund | Annual Report | 7/31/10

Independent Trustees

--------------------------------------------------------------
                     Position Held    Length of Service
Name and Age         with the Fund    and Term of Office
--------------------------------------------------------------
David R. Bock (66)   Trustee          Trustee since 2005.
                                      Serves until a successor
                                      trustee is elected or
                                      earlier retirement or
                                      removal.
--------------------------------------------------------------
Mary K. Bush (62)    Trustee          Trustee since 2005.
                                      Serves until a successor
                                      trustee is elected or
                                      earlier retirement or
                                      removal.
--------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------
                                                                                           Other Directorships
Name and Age         Principal Occupation(s)                                               Held by this Trustee
------------------------------------------------------------------------------------------------------------------------
David R. Bock (66)   Interim Chief Executive Officer, Oxford Analytica, Inc. (privately    Director of Enterprise Com-
                     held research and consulting company) (2010 - present); Man-          munity Investment, Inc.
                     aging Partner, Federal City Capital Advisors (corporate advisory      (privately held affordable
                     services company) (1997 - 2004 and 2008 - present); Execu-            housing finance company)
                     tive Vice President and Chief Financial Officer, I-trax, Inc. (pub-   (1985 - present); Director
                     licly traded health care services company) (2004 - 2007); and         of Oxford Analytica, Inc.
                     Executive Vice President and Chief Financial Officer, Pedestal Inc.   (2008 - present); and
                     (internet-based mortgage trading company) (2000 - 2002)               Director of New York Mort-
                                                                                           gage Trust (publicly traded
                                                                                           mortgage REIT) (2004 - 2009)
------------------------------------------------------------------------------------------------------------------------
Mary K. Bush (62)    President, Bush International, LLC (international financial advi-     Director of Marriott Interna-
                     sory firm) (1991 - present); Managing Director, Federal Housing       tional, Inc. (2008 -
                     Finance Board (oversight of Federal Home Loan Bank system)            present); Director of Dis-
                     (1989 - 1991); Vice President and Head of International               cover Financial Services
                     Finance, Federal National Mortgage Association (1988 - 1989);         (credit card issuer and elec-
                     U.S. Alternate Executive Director, International Monetary Fund        tronic payment services)
                     (1984 - 1988); Executive Assistant to Deputy Secretary of the         (2007 - present); Former
                     U.S. Treasury, U.S. Treasury Department (1982 - 1984); and            Director of Briggs & Stratton
                     Vice President and Team Leader in Corporate Banking, Bankers          Co. (engine manufacturer)
                     Trust Co. (1976 - 1982)                                               (2004 - 2009); Director of
                                                                                           UAL Corporation (airline
                                                                                           holding company) (2006 -
                                                                                           present); Director of Man-
                                                                                           Tech International Corpora-
                                                                                           tion (national security,
                                                                                           defense, and intelligence
                                                                                           technology firm) (2006 -
------------------------------------------------------------------------------------------------------------------------

                   Pioneer Government Income Fund | Annual Report | 7/31/10   43

----------------------------------------------------------------------
                            Position Held   Length of Service
Name and Age                with the Fund   and Term of Office
----------------------------------------------------------------------
Mary K. Bush (continued)
----------------------------------------------------------------------
Benjamin M. Friedman (65)   Trustee         Trustee since 2008.
                                            Serves until a successor
                                            trustee is elected or
                                            earlier retirement or
                                            removal.
----------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------
                                                                                           Other Directorships
Name and Age                Principal Occupation(s)                                        Held by this Trustee
------------------------------------------------------------------------------------------------------------------------
Mary K. Bush (continued)                                                                   present); Member, Board
                                                                                           of Governors, Investment
                                                                                           Company Institute (2007 -
                                                                                           present); Former Director of
                                                                                           Brady Corporation (2000 -
                                                                                           2007); Former Director of
                                                                                           Mortgage Guaranty Insur-
                                                                                           ance Corporation (1991 -
                                                                                           2006); Former Director of
                                                                                           Millennium Chemicals, Inc.
                                                                                           (commodity chemicals)
                                                                                           (2002 - 2005); Former
                                                                                           Director, R.J. Reynolds
                                                                                           Tobacco Holdings, Inc.
                                                                                           (tobacco) (1999 - 2005);
                                                                                           and Former Director of
                                                                                           Texaco, Inc. (1997 - 2001)
------------------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman (65)   William Joseph Maier Professor of Political Economy,           Trustee, Mellon Institutional
                            Harvard University (1972 - present)                            Funds Investment Trust and
                                                                                           Mellon Institutional Funds
                                                                                           Master Portfolio (oversaw
                                                                                           17 portfolios in fund com-
                                                                                           plex) (1989 - 2008)
------------------------------------------------------------------------------------------------------------------------

44    Pioneer Government Income Fund | Annual Report | 7/31/10

----------------------------------------------------------------------
                            Position Held   Length of Service
Name and Age                with the Fund   and Term of Office
----------------------------------------------------------------------
Margaret B.W. Graham (63)   Trustee         Trustee since 2005.
                                            Serves until a successor
                                            trustee is elected or
                                            earlier retirement or
                                            removal.
----------------------------------------------------------------------
Thomas J. Perna (59)        Trustee         Trustee since 2006.
                                            Serves until a successor
                                            trustee is elected or
                                            earlier retirement or
                                            removal.
----------------------------------------------------------------------
Marguerite A. Piret (62)    Trustee         Trustee since 2005.
                                            Serves until a successor
                                            trustee is elected or
                                            earlier retirement or
                                            removal.
----------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Other Directorships
Name and Age                Principal Occupation(s)                                              Held by this Trustee
--------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (63)   Founding Director, Vice President and Corporate Secretary,           None
                            The Winthrop Group, Inc. (consulting firm) (1982 - present);
                            Desautels Faculty of Management, McGill University (1999 -
                            present); and Manager of Research Operations and Organiza-
                            tional Learning, Xerox PARC, Xerox's Advance Research Center
                            (1990 - 1994)
--------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (59)        Chief Executive Officer, Quadriserv, Inc. (technology products for   Director, Broadridge Finan-
                            securities lending industry) (2008 - present); Private investor      cial Solutions, Inc. (investor
                            (2004 - 2008); and Senior Executive Vice President, The Bank of      communications and securi-
                            New York (financial and securities services) (1986 - 2004)           ties processing provider for
                                                                                                 financial services industry)
                                                                                                 (2009 - present); and
                                                                                                 Director, Quadriserv, Inc.
                                                                                                 (2005 - present)
--------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (62)    President and Chief Executive Officer, Newbury, Piret & Company,     Director of New America
                            Inc. (investment banking firm) (1981 - present)                      High Income Fund, Inc.
                                                                                                 (closed-end investment
                                                                                                 company) (2004 - present);
                                                                                                 and Member, Board of Gov-
                                                                                                 ernors, Investment Company
                                                                                                 Institute (2000 - 2006)
--------------------------------------------------------------------------------------------------------------------------------

                  Pioneer Government Income Fund | Annual Report | 7/31/10    45

Trust Officers

-------------------------------------------------------------------------
                             Position Held         Length of Service
Name and Age                 with the Fund         and Term of Office
-------------------------------------------------------------------------
Christopher J. Kelley (45)   Secretary             Since 2010. Serves
                                                   at the discretion of
                                                   the Board.
-------------------------------------------------------------------------
Carol B. Hannigan (49)       Assistant Secretary   Since 2010. Serves
                                                   at the discretion of
                                                   the Board.
-------------------------------------------------------------------------
Thomas Reyes (47)            Assistant Secretary   Since 2010. Serves
                                                   at the discretion of
                                                   the Board.
-------------------------------------------------------------------------
Mark E. Bradley (50)         Treasurer             Since 2008. Serves
                                                   at the discretion of
                                                   the Board.
-------------------------------------------------------------------------
Luis I. Presutti (45)        Assistant Treasurer   Since 2005. Serves
                                                   at the discretion of
                                                   the Board.
-------------------------------------------------------------------------
Gary Sullivan (52)           Assistant Treasurer   Since 2005. Serves
                                                   at the discretion of
                                                   the Board.
-------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                                                                                                 Other Directorships
Name and Age                 Principal Occupation(s)                                             Held by this Officer
----------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (45)   Vice President and Associate General Counsel of Pioneer since       None
                             January 2008 and Secretary of all of the Pioneer Funds since
                             June 2010; Assistant Secretary of all of the Pioneer Funds from
                             September 2003 to May 2010; and Vice President and Senior
                             Counsel of Pioneer from July 2002 to December 2007
----------------------------------------------------------------------------------------------------------------------
Carol B. Hannigan (49)       Fund Governance Director of Pioneer since December 2006 and         None
                             Assistant Secretary of all the Pioneer Funds since June 2010;
                             Manager -- Fund Governance of Pioneer from December 2003 to
                             November 2006; and Senior Paralegal of Pioneer from January
                             2000 to November 2003
----------------------------------------------------------------------------------------------------------------------
Thomas Reyes (47)            Counsel of Pioneer since June 2007 and Assistant Secretary of       None
                             all the Pioneer Funds since June 2010; and Vice President and
                             Counsel at State Street Bank from October 2004 to June 2007
----------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (50)         Vice President -- Fund Accounting, Administration and Controller-   None
                             ship Services of Pioneer; and Treasurer of all of the Pioneer
                             Funds since March 2008; Deputy Treasurer of Pioneer from
                             March 2004 to February 2008; Assistant Treasurer of all of the
                             Pioneer Funds from March 2004 to February 2008; and Treasurer and Senior Vice President, CDC IXIS Asset Management Services,
                             from 2002 to 2003
----------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (45)        Assistant Vice President -- Fund Accounting, Administration and     None
                             Controllership Services of Pioneer; and Assistant Treasurer of all
                             of the Pioneer Funds
----------------------------------------------------------------------------------------------------------------------
Gary Sullivan (52)           Fund Accounting Manager -- Fund Accounting, Administration          None
                             and Controllership Services of Pioneer; and Assistant Treasurer of
                             all of the Pioneer Funds
----------------------------------------------------------------------------------------------------------------------

46    Pioneer Government Income Fund | Annual Report | 7/31/10

--------------------------------------------------------------------
                        Position Held         Length of Service
Name and Age            with the Fund         and Term of Office
--------------------------------------------------------------------
David F. Johnson (30)   Assistant Treasurer   Since 2009. Serves
                                              at the discretion of
                                              the Board.
--------------------------------------------------------------------
Jean M. Bradley (57)    Chief Compliance      Since 2010. Serves
                        Officer               at the discretion of
                                              the Board.
--------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
                                                                                            Other Directorships
Name and Age            Principal Occupation(s)                                             Held by this Officer
------------------------------------------------------------------------------------------------------------------
David F. Johnson (30)   Fund Administration Manager -- Fund Accounting, Administration      None
                        and Controllership Services since November 2008; Assistant
                        Treasurer of all of the Pioneer Funds since January 2009; and
                        Client Service Manager -- Institutional Investor Services at State
                        Street Bank from March 2003 to March 2007
------------------------------------------------------------------------------------------------------------------
Jean M. Bradley (57)    Chief Compliance Officer of Pioneer and of all the Pioneer Funds    None
                        since March 2010; Director of Adviser and Portfolio Compliance
                        at Pioneer since October 2005; and Senior Compliance Officer for Columbia Management Advisers, Inc. from October 2003 to
                        October 2005
------------------------------------------------------------------------------------------------------------------

                  Pioneer Government Income Fund | Annual Report | 7/31/10    47

                           This page for your notes.

48     Pioneer Government Income Fund | Annual Report | 7/31/10

                           This page for your notes.

                 Pioneer Government Income Fund | Annual Report | 7/31/10     49

                           This page for your notes.

50     Pioneer Government Income Fund | Annual Report | 7/31/10

                           This page for your notes.

                 Pioneer Government Income Fund | Annual Report | 7/31/10     51

                           This page for your notes.

52     Pioneer Government Income Fund | Annual Report | 7/31/10

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.


Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176


Write to us:
--------------------------------------------------------------------------------
PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                   ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)



Visit our web site: pioneerinvestments.com



This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Pioneer Treasury
Reserves Fund


--------------------------------------------------------------------------------
Annual Report | July 31, 2010
--------------------------------------------------------------------------------




Ticker Symbols:
Class A   ITAXX
Class Y   ITMXX




[LOGO] PIONEER
       Investments(R)
                        visit us: pioneerinvestments.com

Table of Contents


Letter to Shareowners                                                          2
Portfolio Management Discussion                                                4
Portfolio Summary                                                              8
Performance Update                                                             9
Comparing Ongoing Fund Expenses                                               11
Schedule of Investments                                                       13
Financial Statements                                                          14
Notes to Financial Statements                                                 19
Report of Independent Registered Public Accounting Firm                       25
Trustees, Officers and Service Providers                                      27


                  Pioneer Treasury Reserves Fund | Annual Report | 7/31/10     1

President's Letter


Dear Shareowner,

Stock and bond markets around the globe have begun to recover over the past year from one of their most tumultuous periods in history. This is a welcome relief, and we are generally optimistic about the prospects for the economy going forward. Still, challenges remain. Unemployment is high; consumer demand and loan growth are weak; and housing has not returned to normal.

At Pioneer, we have long advocated the benefits of investing for the long term. This strategy has generally performed well for many investors. Those who remained invested in the market during the downturn have most likely seen their portfolios start to recover over the past year, as the Dow Jones Industrial Average climbed back from the depressed levels we saw in early 2009. Many bond investors have similarly seen a strong rebound, with a broad-based recovery occurring across many different fixed-income asset classes. The riskiest asset classes, such as high-yield bonds, outperformed other fixed-income asset classes during most of 2009.

At Pioneer, we are not changing the approach to investing that we have used for more than 80 years. We remain focused on company fundamentals and risk management. Our investment process is based on careful research into individual companies, quantitative analysis, and active portfolio management. This three-pillared process, which we apply to each of our portfolios, is supported by an integrated team approach and is designed to carefully balance risk and reward. While we see potential opportunities for making money in many corners of the markets around the globe, it takes research and experience to separate solid investment opportunities from speculation.

Following this difficult period, many investors are rethinking their approach to investing and risk management. Some are questioning whether the basic investment principles they were taught in the past are still useful in today's markets. Complicating matters is that financial markets remain unpredictable. Our advice, as always, is to work closely with a trusted financial advisor to discuss your goals and work together to develop an investment strategy that meets your individual needs. There is no single best strategy that works for every investor.


2     Pioneer Treasury Reserves Fund | Annual Report | 7/31/10

We invite you to learn more about Pioneer and our time-tested approach to investing by consulting with your financial advisor or visiting us online at www.pioneerinvestments.com. We greatly appreciate your trust in us and we thank you for investing with Pioneer.

Respectfully,



/s/ Daniel K. Kingsbury


Daniel K. Kingsbury
President and CEO
Pioneer Investment Management USA, Inc.


Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.


                  Pioneer Treasury Reserves Fund | Annual Report | 7/31/10     3

Portfolio Management Discussion | 7/31/10

Fundamentals across the U.S. economy and the financial markets continued to improve from the start of Pioneer Treasury Reserves Fund's fiscal year in August 2009 until the spring of 2010, when concerns about the European sovereign debt crisis raised fears about a downturn in global growth. In the following interview, Portfolio Manager Seth Roman discusses how the increased volatility and near-zero short-term interest rates influenced the Fund's performance during the 12-month period ended July 31, 2010. Mr. Roman is a member of Pioneer's Fixed Income Group, which is responsible for the daily management of the Fund.

Q What was the investment environment like during the Fund's fiscal year ended July 31, 2010?

A During the first half of the reporting period, the capital markets continued to recover. As it became clear that the monetary and fiscal stimulus programs enacted by the U.S. Federal Reserve Board (the Fed) and policymakers were decreasing the likelihood of a worst-case scenario, investor sentiment improved and money flowed back into the various asset classes that had struggled during the downturn. During this period, money market mutual funds experienced considerable outflows as investors sought out longer-term and higher-risk/lower-credit quality investments in the equity and fixed-income markets.

   By early 2010, however, the Greek debt crisis disrupted the recovery in the global credit markets and raised fears that the credit crisis might spread across the euro zone and beyond the European Monetary Union (EMU). The sovereign debt crisis led to new anxieties about the fledgling U.S recovery and global economic growth. With fears of banking defaults across Europe becoming more pronounced, and uncertainty growing, risk aversion increased. For the balance of the Fund's fiscal year, investments perceived as safe or high-quality benefited from a tangible shift in risk appetite, as investors demonstrated a flight to safety.

Q How did Pioneer Treasury Reserves Fund perform for the 12 months ended July 31, 2010?

A The Fund's Class A shares had a total return of 0.01% at net asset value over the 12 months ended July 31, 2010, which matched the average return of the 69 U.S. Treasury Money Market Funds tracked by Lipper, Inc. over the same period.


4     Pioneer Treasury Reserves Fund | Annual Report | 7/31/10

Q How did the near-zero percent short-term interest rates affect your search for income over the 12 months ended July 31, 2010?

A The historically low interest rates may be playing a positive role in fostering economic growth, but they are creating a challenging environment for finding attractive income among short-term, money market-eligible securities. The Fed's benchmark Federal funds rate held steady at a target range of 0.00% to 0.25% throughout the 12-month reporting period, where it has stood since December of 2008.

   During this past spring, credit market conditions deteriorated in response to the sovereign debt crisis, although they were not as strained as they were during the 2008-2009 global financial crisis. This meant that short-term borrowing costs rose slightly, fueling concerns that higher borrowing costs might stifle the fledging recovery. The three-month London Interbank Offered Rate (LIBOR), which reflects the costs for banks to borrow from each other to cover short-term funding needs, climbed from a 2010 low of 0.25% on February 4 to a year-to-date high of 0.54% on June 17, six weeks before the July 31 close of the Fund's fiscal year. While the degree of the increase may not seem noteworthy, it signaled a negative shift in investor sentiment.

   The nervousness and fears about global growth increased the relative attractiveness of safe-haven assets, such as those in which the Fund invests. With quality taking on added importance in the rush for relative safety, the increased demand for high-quality U.S. Treasuries and other high-quality money market-eligible securities resulted in near-zero yields on those short-term investments.

   By July 31, 2010, the close of the Fund's fiscal year, the LIBOR rate had fallen back to 0.45%. The downward trend reflected some calm returning to the credit markets as a result of the generally favorable results of bank "stress tests" across Europe in July. With the subtle improvement in market confidence, the Fund's seven-day effective compound yield for Class A shares was 0.01% at the close of the period on July 31, 2010, just where it stood on July 31, 2009. The SEC yield on Class A shares also was 0.01% as of July 31, 2010.

Q Can you briefly discuss the SEC's new regulations for money market portfolios and how they affected the Fund during the 12-month period ended July 31, 2010?

A Since the start of the reporting period in August 2009, we have been taking steps to comply with the Securities and Exchange Commission's (SEC's) new regulations for money market funds, which were designed to strengthen portfolio quality, maturity, and liquidity requirements in the aftermath of the 2008-2009 global financial crisis.


                  Pioneer Treasury Reserves Fund | Annual Report | 7/31/10     5

   Some of the new requirements include the following: daily and weekly minimum liquidity requirements; heightened restrictions on portfolio quality, including tighter limits on investments in second-tier securities; reductions in the weighted average portfolio maturity limit from the previous standard of 90 days to 60 days; and a new weighted average life limitation of 120 days, which is designed to curb the portion of a fund's portfolio that could be held in longer-term, floating-rate securities.

   While the Fund has always invested in the highest-quality (Tier 1) money market securities, our efforts to comply with the new SEC maturity and liquidity regulations had the effect of shortening the Fund's average days to maturity from 73 days at the beginning of the period on July 31, 2009, to 34 days on July 31, 2010.

Q What changes did you make to the Fund's positioning during the 12-month period ended July 31, 2010?

A With the Fed holding the Federal funds rate steady throughout the reporting period, the Treasury market yield curve remained flat. We took advantage of seasonal supply/demand dynamics during the fiscal year, however, to add incremental yield. We increased the Fund's allocations to U.S. Treasuries when demand was low and their yields experienced temporary increases to attract buyers, and reduced those positions to lock in gains when demand was high and yields were falling. On July 31, 2010, the Fund's portfolio was 100% invested in obligations of the U.S. Treasury.

Q  Do you expect interest rates to remain low for the balance of 2010?

A Yes, we expect the Fed to keep interest rates low for the remainder of 2010. Any inflationary tendencies have been held in check, so far, by unemployment and excess capacity across the U.S. economy.

   We believe the "jobless recovery" is behind us, but the U.S. economy is going through a "soft patch" -- a period when growth slows but does not end. Sentiment is fragile and confidence is weak, but so far the underlying fundamentals have remained intact, even if there is sometimes bad news mixed in with the good. Inventories that were slashed during the downturn, amplifying the economic contraction, are now generally lean, if not inadequate. We believe inventory rebuilding should contribute to economic growth over the next few quarters.

   It is indeed a very complex environment, but one in which we will continue to strive to maintain the Fund's net asset value at a stable $1.00, and also to maintain high liquidity for our shareowners.


Please refer to the Schedule of Investments on page 13 for a full listing of Fund securities.


6     Pioneer Treasury Reserves Fund | Annual Report | 7/31/10

Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Fund shares are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

When interest rates rise, the prices of fixed-income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Fund will generally rise.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.


                  Pioneer Treasury Reserves Fund | Annual Report | 7/31/10     7

Portfolio Summary | 7/31/10

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

U.S. Government & Agency Obligations                                100%




10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of debt holdings)*


    1.  U.S. Treasury Bills, 0.16%, 8/5/10                                18.03%
--------------------------------------------------------------------------------
    2.  U.S. Treasury Bills, 0.1745%, 8/9/10                              16.14
--------------------------------------------------------------------------------
    3.  U.S. Treasury Bills, 0.3045%, 8/26/10                             15.14
--------------------------------------------------------------------------------
    4.  U.S. Treasury Bills, 0.1845%, 9/2/10                              11.96
--------------------------------------------------------------------------------
    5.  U.S. Treasury Bills, 0.1585%, 9/9/10                              10.65
--------------------------------------------------------------------------------
    6.  U.S. Treasury Bills, 0.217%, 10/7/10                              10.35
--------------------------------------------------------------------------------
    7.  U.S. Treasury Bills, 0.0895%, 8/12/10                              8.10
--------------------------------------------------------------------------------
    8.  U.S. Treasury Bills, 0.362%, 1/13/11                               3.22
--------------------------------------------------------------------------------
    9.  U.S. Treasury Bills, 0.2185%, 12/2/10                              1.61
--------------------------------------------------------------------------------
   10.  U.S. Treasury Bills, 0.0%, 11/4/10                                 1.10
--------------------------------------------------------------------------------

* This list excludes repurchase agreements and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.


8     Pioneer Treasury Reserves Fund | Annual Report | 7/31/10

Performance Update | 7/31/10

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
      Class                       7/31/10                 7/31/09
--------------------------------------------------------------------------------
       A                          $ 1.00                  $ 1.00
--------------------------------------------------------------------------------
       Y                          $ 1.00                  $ 1.00
--------------------------------------------------------------------------------

Distributions per Share: 8/1/09-7/31/10
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                   Net Investment        Short-Term        Long-Term
      Class           Income          Capital Gains     Capital Gains
--------------------------------------------------------------------------------
       A              $ 0.0001              $ --              $ --
--------------------------------------------------------------------------------
       Y              $ 0.0001              $ --              $ --
--------------------------------------------------------------------------------

Yields per Share*
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
      Class         7-Day Annualized         7-Day Effective**
--------------------------------------------------------------------------------
       A                  0.01%                  0.01%
--------------------------------------------------------------------------------
       Y                  0.01%                  0.01%
--------------------------------------------------------------------------------

 * Please contact Pioneer to obtain the Fund's current 7-day yields.

** Assumes daily compounding of dividends.



Expense Ratio
--------------------------------------------------------------------------------
(Per prospectus dated December 1, 2009, as revised May 28, 2010)

--------------------------------------------------------------------------------
                                       Gross                Net
--------------------------------------------------------------------------------
Class A Shares                         0.69%               0.65%
--------------------------------------------------------------------------------
Class Y Shares                         0.54%               0.54%
--------------------------------------------------------------------------------

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.


                  Pioneer Treasury Reserves Fund | Annual Report | 7/31/10     9

The net expense ratio reflects contractual expense limitations currently in effect through June 1, 2011, for Class A shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

Pioneer has agreed to limit the Fund's expenses for any class of shares or waive a portion of its management fee in an effort to maintain a net asset value of $1.00. Under certain circumstances, this limitation may result in a 0.00% yield for one or more classes of shares. From time to time, Pioneer and its affiliates may limit the expenses of one or more classes for the purpose of avoiding a negative yield or increasing the Fund's yield during the period of the limitation. These expense limitation policies are voluntary and temporary and may be revised or terminated by Pioneer at any time without notice.

Performance does not reflect the deduction of taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.


10     Pioneer Treasury Reserves Fund | Annual Report | 7/31/10

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples below are based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.


Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1) Divide your account value by $1,000
    Example: an $8,600 account value [divided by] $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Treasury Reserves Fund

Based on actual returns from February 1, 2010, through July 31, 2010.


--------------------------------------------------------------------------------
 Share Class                                         A                Y
--------------------------------------------------------------------------------
 Beginning Account Value on 2/1/10              $ 1,000.00       $ 1,000.00
--------------------------------------------------------------------------------
 Ending Account Value on 7/31/10                $ 1,000.00       $ 1,000.00
--------------------------------------------------------------------------------
 Expenses Paid During Period*                   $     0.74       $     0.74
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 0.15% and 0.15% for Class A and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).


                 Pioneer Treasury Reserves Fund | Annual Report | 7/31/10     11

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.


You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Treasury Reserves Fund

Based on a hypothetical 5% per year return before expenses, reflecting the period from February 1, 2010, through July 31, 2010.


--------------------------------------------------------------------------------
 Share Class                                        A                Y
--------------------------------------------------------------------------------
 Beginning Account Value on 2/1/10             $ 1,000.00       $ 1,000.00
--------------------------------------------------------------------------------
 Ending Account Value on 7/31/10               $ 1,024.05       $ 1,024.05
--------------------------------------------------------------------------------
 Expenses Paid During Period*                  $     0.75       $     0.75
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 0.15% and 0.15% for Class A and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).


12     Pioneer Treasury Reserves Fund | Annual Report | 7/31/10

Schedule of Investments | 7/31/10


-----------------------------------------------------------------------------
Principal
Amount($)                                                          Value
-----------------------------------------------------------------------------
                U.S. GOVERNMENT & AGENCY OBLIGATIONS -- 99.9%
55,850,000      U.S. Treasury Bills, 0.16%, 8/5/10               $ 55,849,542
46,910,000      U.S. Treasury Bills, 0.3045%, 8/26/10              46,904,501
33,000,000      U.S. Treasury Bills, 0.1585%, 9/9/10               32,994,585
 3,420,000      U.S. Treasury Bills, 0.0%, 11/4/10                  3,418,110
25,100,000      U.S. Treasury Bills, 0.0895%, 8/12/10              25,099,271
10,000,000      U.S. Treasury Bills, 0.362%, 1/13/11                9,985,001
 1,500,000      U.S. Treasury Bills, 0.14%, 10/14/10                1,499,574
50,000,000      U.S. Treasury Bills, 0.1745%, 8/9/10               49,996,110
37,045,000      U.S. Treasury Bills, 0.1845%, 9/2/10               37,040,192
 3,000,000      U.S. Treasury Bills, 0.2%, 1/16/11                  2,997,404
 5,000,000      U.S. Treasury Bills, 0.2185%, 12/2/10               4,996,298
 1,620,000      U.S. Treasury Bills, 0.247%, 11/18/10               1,618,798
   700,000      U.S. Treasury Bills, 0.3285%, 4/7/11                  698,416
 1,325,000      U.S. Treasury Bills, 0.3395%, 2/10/11               1,322,844
32,065,000      U.S. Treasury Bills, 0.217%, 10/7/10               32,056,533
 3,255,000      U.S. Treasury Bills, 0.2595%, 9/23/10               3,253,886
                                                                 ------------
                                                                 $309,731,065
-----------------------------------------------------------------------------
                TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS
                (Cost $309,731,065)                              $309,731,065
-----------------------------------------------------------------------------
                TOTAL INVESTMENT IN SECURITIES -- 99.9%
                (Cost $309,731,065)(a)                           $309,731,065
-----------------------------------------------------------------------------
                OTHER ASSETS AND LIABILITIES -- 0.1%             $    378,428
-----------------------------------------------------------------------------
                TOTAL NET ASSETS -- 100.0%                       $310,109,493
=============================================================================

(a)   At July 31, 2010, cost for federal income tax purposes was $309,731,065

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

Highest priority is given to Level 1 inputs and lowest priority is given to Level 3.

  Level 1 --   quoted prices in active markets for identical securities
  Level 2 --   other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
  Level 3 --   significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments)

The following is a summary of the inputs used as of July 31, 2010, in valuing the Fund's assets:

--------------------------------------------------------------------------------------------------
                                           Level 1      Level 2           Level 3   Total
--------------------------------------------------------------------------------------------------
 U.S. Government & Agency Obligations       $--         $309,731,065       $--      $309,731,065
--------------------------------------------------------------------------------------------------
 Total                                      $--         $309,731,065       $--      $309,731,065
--------------------------------------------------------------------------------------------------


The accompanying notes are an integral part of these financial statements.

                 Pioneer Treasury Reserves Fund | Annual Report | 7/31/10     13

Statement of Assets and Liabilities | 7/31/10


ASSETS:
  Investment in securities, at value (cost $309,731,065)            $309,731,065
  Cash                                                                 1,417,567
  Receivables --
   Fund shares sold                                                       61,453
   Due from Pioneer Investment Management, Inc.                          128,960
  Other                                                                   42,650
--------------------------------------------------------------------------------
     Total assets                                                   $311,381,695
--------------------------------------------------------------------------------
LIABILITIES:
  Payables --
   Investment securities purchased                                  $    999,966
   Fund shares repurchased                                               157,430
   Dividends                                                                 432
  Due to affiliates                                                       13,767
  Accrued expenses                                                       100,607
--------------------------------------------------------------------------------
     Total liabilities                                              $  1,272,202
--------------------------------------------------------------------------------
NET ASSETS:
  Paid-in capital                                                   $309,905,002
  Undistributed net investment income                                     48,346
  Accumulated net realized gain on investments                           156,145
--------------------------------------------------------------------------------
     Total net assets                                               $310,109,493
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class A (based on $267,686,107/267,583,426 shares)                $       1.00
  Class Y (based on $42,423,386/42,409,806 shares)                  $       1.00
--------------------------------------------------------------------------------


The accompanying notes are an integral part of these financial statements.

14     Pioneer Treasury Reserves Fund | Annual Report | 7/31/10

Statement of Operations

For the Year Ended 7/31/10



INVESTMENT INCOME:
  Interest                                                 $  919,236
-------------------------------------------------------------------------------------
     Total investment income                                               $  919,236
-------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                          $2,097,947
  Transfer agent fees
   Class A                                                     41,455
   Class Y                                                        983
  Distribution fees
   Class A                                                    708,213
  Shareholder communication expense                           186,530
  Administrative reimbursements                               167,942
  Custodian fees                                                2,110
  Registration fees                                            85,238
  Professional fees                                           103,785
  Printing expense                                             22,074
  Fees and expenses of nonaffiliated trustees                   5,057
  Miscellaneous                                                18,107
-------------------------------------------------------------------------------------
     Total expenses                                                        $3,439,441
     Less fees waived and expenses reimbursed by
       Pioneer Investment Management, Inc.                                 (2,638,902)
-------------------------------------------------------------------------------------
     Net expenses                                                          $  800,539
-------------------------------------------------------------------------------------
       Net investment income                                               $  118,697
-------------------------------------------------------------------------------------
REALIZED GAIN ON INVESTMENTS:
  Net realized gain on investments                                         $  156,145
-------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                     $  274,842
-------------------------------------------------------------------------------------


The accompanying notes are an integral part of these financial statements.

                 Pioneer Treasury Reserves Fund | Annual Report | 7/31/10     15

Statement of Changes in Net Assets

For the Years Ended 7/31/10 and 7/31/09, respectively

                                                                     Year Ended            Year Ended
                                                                     7/31/10               7/31/09
FROM OPERATIONS:
Net investment income                                                $      118,697        $    559,416
Net realized gain on investments                                            156,145              68,588
-------------------------------------------------------------------------------------------------------
   Net increase in net assets resulting from operations              $      274,842        $    628,004
-------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
   Class A ($0.0001 and $0.0061 per share, respectively)             $      (59,662)       $   (416,318)
   Class Y ($0.0001 and $0.0066 per share, respectively)                     (6,781)           (327,857)
-------------------------------------------------------------------------------------------------------
     Total distributions to shareowners                              $      (66,443)       $   (744,175)
-------------------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                                     $  745,148,546        $598,737,213
Shares issued in reorganization                                                  --         640,085,384
Reinvestment of distributions                                                39,958             429,624
Cost of shares repurchased                                           (1,159,437,303)       (600,146,152)
-------------------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets resulting from
     Fund share transactions                                         $ (414,248,799)       $639,106,069
-------------------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets                             $ (414,040,400)       $638,989,898
NET ASSETS:
Beginning of year                                                       724,149,893          85,159,995
-------------------------------------------------------------------------------------------------------
End of year                                                          $  310,109,493        $724,149,893
-------------------------------------------------------------------------------------------------------
Undistributed (distributions in excess of) net investment income     $       48,346        $     (3,908)
-------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------
                                   '10 Shares          '10 Amount          '09 Shares        '09 Amount
-------------------------------------------------------------------------------------------------------
Class A
Shares sold                          664,484,711      $  664,636,531       388,553,321      $388,401,206
Shares issued in reorganization               --                  --       640,085,384       640,085,384
Reinvestment of distributions             36,108              36,108           398,468           398,468
Less shares repurchased           (1,048,938,477)     (1,048,945,295)     (424,779,557)     (424,779,557)
-------------------------------------------------------------------------------------------------------
   Net increase (decrease)          (384,417,658)     $ (384,272,656)      604,257,616      $604,105,501
========================================================================================================
Class Y
Shares sold                           80,634,723      $   80,512,015       210,334,740      $210,336,007
Reinvestment of distributions              3,850               3,850            31,156            31,156
Less shares repurchased             (110,492,008)       (110,492,008)     (175,366,595)     (175,366,595)
-------------------------------------------------------------------------------------------------------
   Net increase (decrease)           (29,853,435)     $  (29,976,143)       34,999,301      $ 35,000,568
========================================================================================================


The accompanying notes are an integral part of these financial statements.

16     Pioneer Treasury Reserves Fund | Annual Report | 7/31/10

Financial Highlights

------------------------------------------------------------------------------------------------------------------------------------
                                                          Year Ended       Year Ended      Year Ended     Year Ended     Year Ended
                                                          7/31/10          7/31/09         7/31/08        7/31/07        7/31/06 (a)
------------------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                      $   1.00         $   1.00        $  1.00        $  1.00        $  1.00
------------------------------------------------------------------------------------------------------------------------------------
Increase from investment operations:
 Net investment income                                    $ 0.0001         $   0.01        $  0.03        $  0.05        $  0.03
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
 Net investment income                                    $(0.0001)        $  (0.01)       $ (0.03)       $ (0.05)       $ (0.03)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                            $   1.00         $   1.00        $  1.00        $  1.00        $  1.00
====================================================================================================================================
Total return*                                                 0.01%            0.61%          2.55%          4.59%          3.36%
Ratio of net expenses to average net assets+                  0.15%            0.39%          0.85%          0.68%          0.90%
Ratio of net investment income to average net assets+         0.02%            0.12%          2.37%          4.55%          3.36%
Net assets, end of period (in thousands)                  $267,686         $651,773        $47,807        $26,293        $31,687
Ratios with no waiver of fees and assumption of
 expenses by the Adviser and no reduction for
 fees paid indirectly:
 Net expenses                                                 0.67%            0.69%          0.85%          0.68%          0.92%
 Net investment income (loss)                                (0.50)%          (0.18)%         2.37%          4.55%          3.34%
Ratios with waiver of fees and assumption of
 expenses by the Adviser and reduction for
 fees paid indirectly:
 Net expenses                                                 0.15%            0.39%          0.84%          0.68%          0.90%
 Net investment income                                        0.02%            0.12%          2.38%          4.55%          3.36%
====================================================================================================================================

(a) Pioneer Investment Management, Inc. became the Fund's adviser on September 23, 2005.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at the net asset value at the end of each period.
+   Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

                  Pioneer Treasury Reserves Fund | Annual Report | 7/31/10    17

------------------------------------------------------------------------------------------------------------------------------------
                                                             Year Ended     Year Ended     Year Ended     Year Ended     Year Ended
                                                             7/31/10        7/31/09        7/31/08        7/31/07        7/31/06 (a)
------------------------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                         $   1.00       $   1.00       $   1.00      $   1.00        $   1.00
------------------------------------------------------------------------------------------------------------------------------------
Increase from investment operations:
 Net investment income                                       $ 0.0001       $   0.01       $   0.03      $   0.05        $   0.03
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
 Net investment income                                       $(0.0001)      $  (0.01)      $  (0.03)     $  (0.05)       $  (0.03)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $   1.00       $   1.00       $   1.00      $   1.00        $   1.00
====================================================================================================================================
Total return*                                                    0.01%          0.66%          2.78%         4.76%           3.56%
Ratio of net expenses to average net assets+                     0.15%          0.41%          0.60%         0.56%           0.69%
Ratio of net investment income to average net assets+            0.03%          0.55%          2.84%         4.66%           3.59%
Net assets, end of period (in thousands)                     $ 42,423       $ 72,377       $ 37,353      $ 71,565        $ 69,387
Ratios with no waiver of fees and assumption of
 expenses by the Adviser and no reduction for
 fees paid indirectly:
 Net expenses                                                    0.49%          0.54%          0.60%         0.56%           0.72%
 Net investment income (loss)                                   (0.31)%         0.42%          2.84%         4.66%           3.57%
Ratios with waiver of fees and assumption of
 expenses by the Adviser and reduction for
 fees paid indirectly:
 Net expenses                                                    0.15%          0.41%          0.60%         0.56%           0.69%
 Net investment income                                           0.03%          0.55%          2.84%         4.66%           3.59%
====================================================================================================================================

(a) Pioneer Investment Management, Inc. became the Fund's adviser on September 23, 2005.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at the net asset value at the end of each period.
+   Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

18    Pioneer Treasury Reserves Fund | Annual Report | 7/31/10

Notes to Financial Statements | 7/31/10

1. Organization and Significant Accounting Policies

Pioneer Treasury Reserves Fund (the Fund) is one of four portfolios comprising Pioneer Series Trust IV, a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek current income, preservation of capital and liquidity through investments in high-quality short-term securities.

The Fund currently offers two classes of shares designated as Class A and Class Y shares. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses, such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares.

Although the Fund seeks to preserve the value of its shares at $1.00 per share, it is possible to lose money by investing in the Fund. Fund shares are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.


                 Pioneer Treasury Reserves Fund | Annual Report | 7/31/10     19

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:


A. Security Valuation

   Security transactions are recorded as of trade date. Securities are valued at amortized cost, which approximates fair market value. Mutual funds are valued at net asset value. Investments purchased at a discount or premium are valued by amortizing the difference between the original purchase price and maturity value of the issue over the period to maturity. Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis.


B. Federal Income Taxes

   It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. Tax years for the prior three fiscal years are subject to examination by tax authorities.

   The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the sources of the Fund's distributions may be shown in the accompanying financial statements as from or in excess of net investment income or as from net realized gain on investment transactions, or as from paid-in capital, depending on the type of book/tax differences that may exist.

   The tax character of distributions paid during the years ended July 31, 2010 and July 31, 2009 were as follows:


--------------------------------------------------------------------------------
                                                         2010          2009
--------------------------------------------------------------------------------
   Distributions paid from:
   Ordinary income                                    $66,443      $744,175
--------------------------------------------------------------------------------
     Total                                            $66,443      $744,175
================================================================================

  The following shows the components of distributable earnings on a federal income tax basis at July 31, 2010:


--------------------------------------------------------------------------------
                                                                       2010
--------------------------------------------------------------------------------
   Distributable earnings:
   Undistributed ordinary income                                    $204,923
   Current year dividend payable                                        (432)
--------------------------------------------------------------------------------
     Total                                                          $204,491
================================================================================

20     Pioneer Treasury Reserves Fund | Annual Report | 7/31/10

C. Fund Shares

   The Fund records sales and repurchases of its shares as of trade date. The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends.


D. Class Allocations

   Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

   Distribution fees are calculated based on the average daily net asset value attributable to Class A shares of the Fund. Class Y shares do not pay distribution fees (see Note 4). All expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

   Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A and Class Y shares can reflect different transfer agent and distribution expense rates.


E. Repurchase Agreements

   With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian or a subcustodian of the Fund. The Fund's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.


2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), manages the Fund's portfolio. Management fees are calculated daily at an annual rate equal to 0.40% of the Fund's average daily net assets up to $1 billion and 0.35% on assets over $1 billion. For the year ended July 31, 2010, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.40% of the Fund's average daily net assets.


                 Pioneer Treasury Reserves Fund | Annual Report | 7/31/10     21

PIM has agreed to limit the Fund's expenses for any class of shares or waive a portion of its management fee in an effort to maintain a net asset value of $1.00 per share. From time to time, PIM and its affiliates may limit the expenses of one or more classes for the purpose of avoiding a negative yield or increasing the Fund's yield during the period of the limitation. This expense limitation is voluntary and temporary and may be revised or terminated at any time without notice.

PIM has contractually agreed to limit ordinary operating expenses to the extent required to reduce Fund expenses to 0.65% of the average daily net assets attributable to Class A shares. This expense limitation is in effect through June 1, 2011. There can be no assurance that PIM will extend the expense limitation agreement beyond the date referred to above.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $551 in management fees, administrative costs and certain other reimbursements payable to PIM at July 31, 2010.


3. Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates.

In addition, the Fund reimburses PIMSS for out-of-pocket expenses incurred by PIMSS related to shareholder communications activities such as proxy and statement mailings, outgoing phone calls and omnibus relationship contracts. For the year ended July 31, 2010, out-of-pocket expenses by class of shares were as follows:


--------------------------------------------------------------------------------
 Shareholder Communications:
--------------------------------------------------------------------------------
 Class A                                                              $181,345
 Class Y                                                                 5,185
--------------------------------------------------------------------------------
  Total                                                               $186,530
================================================================================

Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $12,067 in transfer agent fees and out-of-pocket reimbursements payable to PIMSS at July 31, 2010.


4. Distribution Plan

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A shares. Pursuant to the Plan, the Fund pays Pioneer Funds Distributor, Inc. (PFD), its principal underwriter and a wholly owned indirect subsidiary of UniCredit, 0.15% of the


22     Pioneer Treasury Reserves Fund | Annual Report | 7/31/10
average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. There are no distribution or service fees charged for Class Y shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $1,149 in distribution fees payable from PFD at July 31, 2010.

There are no CDSC's for Class A or Class Y shares. Proceeds from the CDSCs are paid to PFD. For the year ended July 31, 2010, there were no CDSCs paid to PFD.



5. Expense Offset Arrangements

The Fund has entered into certain expense offset arrangements with PIMSS which may result in a reduction in the Fund's total expenses due to interest earned on cash held by PIMSS. For the year ended July 31, 2010, the Fund's expenses were not reduced under such arrangements.


6. Reorganization Information

On May 8, 2009, beneficial owners of Regions Morgan Keegan Select Treasury Money Market Fund approved a proposed Agreement and Plan of Reorganization that provided for the reorganization listed below. This tax-free reorganization was accomplished on May 15, 2009 ("Closing Date"), by exchanging the assets and stated liabilities of Regions Morgan Keegan Select Treasury Money Market Fund for shares of Pioneer Treasury Reserves Fund. Shareholders holding Class A shares of Regions Morgan Keegan Select Treasury Money Market Fund received Class A shares of Pioneer Treasury Reserves Fund in the reorganization. The following charts show the details of the reorganization as of that Closing Date.


                 Pioneer Treasury Reserves Fund | Annual Report | 7/31/10     23

----------------------------------------------------------------------------------------------
                                                  Regions Morgan
                           Pioneer                Keegan Select          Pioneer
                           Treasury               Treasury Money         Treasury
                           Reserves Fund          Market Fund            Reserves Fund
                           (Pre-Reorganization)   (Pre-Reorganization)   (Post-Reorganization)
----------------------------------------------------------------------------------------------
 Net Assets
 Class A                   $125,927,804           $640,085,384           $766,013,188
 Class Y                   $ 67,735,885           $         --           $ 67,735,885
----------------------------------------------------------------------------------------------
 Total Net Assets          $193,663,689           $640,085,384           $833,749,073
----------------------------------------------------------------------------------------------
 Shares Outstanding
 Class A                    125,828,080            640,085,384            765,913,464
 Class Y                     67,609,848                     --             67,609,848
 Shares Issued in
  Reorganization
 Class A                                                                  640,085,384
 Class Y                                                                           --


----------------------------------------------------------------------------------------------
                                                  Unrealized
                                                  Appreciation/          Accumulated
                                                  Depreciation           Gain On
                                                  On Closing Date        Closing Date
----------------------------------------------------------------------------------------------
 Regions Morgan Keegan Select
 Treasury Money Market Fund                       $          --          $  2,302,593


7. Subsequent Events

In preparing these financial statements, PIM has evaluated the impact of all events and transactions for potential recognition or disclosure, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.


24     Pioneer Treasury Reserves Fund | Annual Report | 7/31/10

Report of Independent Registered Public Accounting Firm


To the Board of Trustees of Pioneer Series Trust IV and the Shareowners of Pioneer Treasury Reserves Fund:
--------------------------------------------------------------------------------
We have audited the accompanying statement of assets and liabilities of Pioneer Treasury Reserves Fund, one of the portfolios constituting Pioneer Series Trust IV (the "Trust), including the schedule of investments, as of July 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2010 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Treasury Reserves Fund at July 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.


                                        /s/ Ernst & Young LLP


Boston, Massachusetts
September 24, 2010

                 Pioneer Treasury Reserves Fund | Annual Report | 7/31/10     25

ADDITIONAL INFORMATION (unaudited)

The percentages of the Fund's ordinary income distributions that are exempt from nonresident alien (NRA) tax withholding resulting from qualified interest income and qualified short term gains were 93.13% and 0.0%, respectively.


26     Pioneer Treasury Reserves Fund | Annual Report | 7/31/10

Trustees, Officers and Service Providers


Investment Adviser
Pioneer Investment Management, Inc.


Custodian
Brown Brothers Harriman & Co.


Independent Registered Public Accounting Firm
Ernst & Young LLP


Principal Underwriter
Pioneer Funds Distributor, Inc.


Legal Counsel
Bingham McCutchen LLP


Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.


Trustees and Officers

The Fund's Trustees and officers are listed below, together with their principal occupations during at least the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a trustee of each of the 58 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.


                 Pioneer Treasury Reserves Fund | Annual Report | 7/31/10     27

Interested Trustees

------------------------------------------------------------------------------------------------------------------------------------
                     Position Held      Length of Service                                                       Other Directorships
Name and Age         With the Fund      and Term of Office          Principal Occupation(s)                     Held by this Trustee
------------------------------------------------------------------------------------------------------------------------------------
John F. Cogan, Jr.   Chairman of the    Trustee since 2005.         Non-Executive Chairman and a director       None
(84)*                Board, Trustee     Serves until a successor    of Pioneer Investment Management
                     and President      trustee is elected or ear-  USA Inc. ("PIM-USA"); Chairman and a lier retirement or removal. director of Pioneer; Chairman and
                                                                    Director of Pioneer Institutional
                                                                    Asset Management, Inc. (since 2006);
                                                                    Director of Pioneer Alternative
                                                                    Investment Management Limited
                                                                    (Dublin); President and a director of
                                                                    Pioneer Alternative Investment
                                                                    Management (Bermuda) Limited and
                                                                    affiliated funds; Deputy Chairman and
                                                                    a director of Pioneer Global Asset
                                                                    Management S.p.A. ("PGAM") (until
                                                                    April 2010); Director of PIOGLOBAL
                                                                    Real Estate Investment Fund (Russia)
                                                                    (until June 2006); Director of
                                                                    Nano-C, Inc. (since 2003); Director
                                                                    of Cole Management Inc. (since 2004);
                                                                    Director of Fiduciary Counseling,
                                                                    Inc.; President and Director of
                                                                    Pioneer Funds Distributor, Inc.
                                                                    ("PFD") (until May 2006); President
                                                                    of all of the Pioneer Funds; and Of
                                                                    Counsel, Wilmer Cutler Pickering Hale
                                                                    and Dorr LLP
------------------------------------------------------------------------------------------------------------------------------------
Daniel K. Kingsbury  Trustee and        Trustee since 2007.         Director, CEO and President of              None
(51)*                Executive          Serves until a successor    PIM-USA (since February 2007);
                     Vice President     trustee is elected or ear-  Director and President of Pioneer and lier retirement or removal. Pioneer Institutional Asset
                                                                    Management, Inc. (since February
                                                                    2007); Executive Vice President of
                                                                    all of the Pioneer Funds (since March
                                                                    2007); Director of PGAM (2007 -
                                                                    2010); Head of New Europe Division,
                                                                    PGAM (2000 - 2005); and Head of New
                                                                    Markets Division, PGAM (2005 - 2007)
------------------------------------------------------------------------------------------------------------------------------------

* Mr. Cogan and Mr. Kingsbury are Interested Trustees because they are officers or directors of the Fund's investment adviser and certain of its affiliates.



28    Pioneer Treasury Reserves Fund | Annual Report | 7/31/10

Independent Trustees

------------------------------------------------------------------------------------------------------------------------------------
                     Position Held      Length of Service                                                       Other Directorships
Name and Age         With the Fund      and Term of Office          Principal Occupation(s)                     Held by this Trustee
------------------------------------------------------------------------------------------------------------------------------------
David R. Bock (66)   Trustee            Trustee since 2005.         Interim Chief Executive Officer, Oxford     Director of
                                        Serves until a successor    Analytica, Inc. (privately held research    Enterprise Commu-
                                        trustee is elected or ear-  and consulting company) (2010 -             nity Investment,
                                        lier retirement or removal. present); Managing Partner, Federal         Inc. (privately held
                                                                    City Capital Advisors (corporate            affordable housing
                                                                    advisory services company) (1997 -          finance company)
                                                                    2004 and 2008 - present); Executive Vice    (1985 - present);
                                                                    President and Chief Financial Officer,      Director of Oxford
                                                                    I-trax, Inc. (publicly traded health        Analytica, Inc.
                                                                    care services company) (2004 - 2007);       (2008 - present);
                                                                    and Executive Vice President and Chief      and Director of New
                                                                    Financial Officer, Pedestal Inc.            York Mortgage Trust
                                                                    (internet-based mortgage trading            (publicly traded
                                                                    company) (2000 - 2002)                      mortgage REIT) (2004
                                                                                                                - 2009)
------------------------------------------------------------------------------------------------------------------------------------


                  Pioneer Treasury Reserves Fund | Annual Report | 7/31/10    29

------------------------------------------------------------------------------------------------------------------------------------
                     Position Held      Length of Service                                                       Other Directorships
Name and Age         With the Fund      and Term of Office          Principal Occupation(s)                     Held by this Trustee
------------------------------------------------------------------------------------------------------------------------------------
Mary K. Bush (62)    Trustee            Trustee since 2005.         President, Bush International, LLC          Director of Marriott
                                        Serves until a successor    (international financial advisory firm)     International, Inc.
                                        trustee is elected or ear-  (1991 - present); Managing Director,        (2008 - present);
                                        lier retirement or removal. Federal Housing Finance Board (oversight    Director of Discover
                                                                    of Federal Home Loan Bank system) (1989     Financial Services
                                                                    - 1991); Vice President and Head of         (credit card issuer
                                                                    International Finance, Federal National     and electronic
                                                                    Mortgage Association (1988 - 1989); U.S.    payment services)
                                                                    Alternate Executive Director,               (2007 - present);
                                                                    International Monetary Fund (1984 -         Former Director of
                                                                    1988); Executive Assistant to Deputy        Briggs & Stratton
                                                                    Secretary of the U.S. Treasury, U.S.        Co. (engine
                                                                    Treasury Department (1982 - 1984); and      manufacturer) (2004
                                                                    Vice President and Team Leader in           - 2009); Director of
                                                                    Corporate Banking, Bankers Trust Co.        UAL Corporation
                                                                    (1976 - 1982)                               (airline holding
                                                                                                                company) (2006 -
                                                                                                                present); Director
                                                                                                                of ManTech
                                                                                                                International
                                                                                                                Corporation
                                                                                                                (national security,
                                                                                                                defense, and
                                                                                                                intelligence
                                                                                                                technology firm)
                                                                                                                (2006 - present);
                                                                                                                Member, Board of
                                                                                                                Governors,
                                                                                                                Investment Company
                                                                                                                Institute (2007 -
                                                                                                                present); Former
                                                                                                                Director of Brady
                                                                                                                Corporation (2000 -
                                                                                                                2007); Former
                                                                                                                Director of Mort-
                                                                                                                gage Guaranty
                                                                                                                Insurance Corpo-
                                                                                                                ration (1991 -
                                                                                                                2006); Former
                                                                                                                Director of
                                                                                                                Millennium
                                                                                                                Chemicals, Inc.
                                                                                                                (commodity
                                                                                                                chemicals) (2002 -
                                                                                                                2005); Former
                                                                                                                Director, R.J.
                                                                                                                Reynolds Tobacco
                                                                                                                Holdings, Inc.
                                                                                                                (tobacco) (1999 -
                                                                                                                2005); and Former
                                                                                                                Director of Texaco,
                                                                                                                Inc. (1997 - 2001)
------------------------------------------------------------------------------------------------------------------------------------


30    Pioneer Treasury Reserves Fund | Annual Report | 7/31/10

------------------------------------------------------------------------------------------------------------------------------------
                     Position Held      Length of Service                                                       Other Directorships
Name and Age         With the Fund      and Term of Office          Principal Occupation(s)                     Held by this Trustee
------------------------------------------------------------------------------------------------------------------------------------
Benjamin M.          Trustee            Trustee since 2008.         William Joseph Maier Professor of           Trustee, Mellon
Friedman (65)                           Serves until a successor    Political Economy, Harvard University       Institutional Funds
                                        trustee is elected or ear-  (1972 - present)                            Investment Trust and
                                        lier retirement or removal.                                             Mellon Institutional
                                                                                                                Funds Master
                                                                                                                Portfolio (oversaw
                                                                                                                17 portfolios in
                                                                                                                fund complex) (1989
                                                                                                                - 2008)
------------------------------------------------------------------------------------------------------------------------------------
Margaret B.W.        Trustee            Trustee since 2005.         Founding Director, Vice President and       None
Graham (63)                             Serves until a successor    Corporate Secretary, The Winthrop Group,
                                        trustee is elected or ear-  Inc. (consulting firm) (1982 - present);
                                        lier retirement or removal. Desautels Faculty of Management, McGill
                                                                    University (1999 - present); and Manager
                                                                    of Research Operations and
                                                                    Organizational Learning, Xerox PARC,
                                                                    Xerox's Advance Research Center (1990 -
                                                                    1994)
------------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (59) Trustee            Trustee since 2006.         Chief Executive Officer, Quadriserv,        Director, Broadridge
                                        Serves until a successor    Inc. (technology products for securities    Financial Solutions,
                                        trustee is elected or ear-  lending industry) (2008 - present);         Inc. (investor com-
                                        lier retirement or removal. Private investor (2004 - 2008); and         munications and
                                                                    Senior Executive Vice President, The        securities
                                                                    Bank of New York (financial and             processing provider
                                                                    securities services) (1986 - 2004)          for financial
                                                                                                                services industry)
                                                                                                                (2009 - present);
                                                                                                                and Director,
                                                                                                                Quadriserv, Inc.
                                                                                                                (2005 - present)
------------------------------------------------------------------------------------------------------------------------------------
Marguerite A.        Trustee            Trustee since 2005.         President and Chief Executive Officer,      Director of New
Piret (62)                              Serves until a successor    Newbury, Piret & Company, Inc.              America High Income
                                        trustee is elected or ear-  (investment banking firm) (1981 -           Fund, Inc.
                                        lier retirement or removal. present)                                    (closed-end
                                                                                                                investment company)
                                                                                                                (2004 - present);
                                                                                                                and Member, Board of
                                                                                                                Governors,
                                                                                                                Investment Company
                                                                                                                Institute (2000 -
                                                                                                                2006)
------------------------------------------------------------------------------------------------------------------------------------


                  Pioneer Treasury Reserves Fund | Annual Report | 7/31/10    31

Trust Officers

------------------------------------------------------------------------------------------------------------------------------------
                     Position Held      Length of Service                                                       Other Directorships
Name and Age         With the Fund      and Term of Office          Principal Occupation(s)                     Held by this Officer
------------------------------------------------------------------------------------------------------------------------------------
Christopher J.       Secretary          Since 2010. Serves at the   Vice President and Associate General        None
Kelley (45)                             discretion of the Board.    Counsel of Pioneer since January 2008
                                                                    and Secretary of all of the Pioneer
                                                                    Funds since June 2010; Assistant
                                                                    Secretary of all of the Pioneer Funds
                                                                    from September 2003 to May 2010; and
                                                                    Vice President and Senior Counsel of
                                                                    Pioneer from July 2002 to December 2007
------------------------------------------------------------------------------------------------------------------------------------
Carol B.             Assistant          Since 2010. Serves at the   Fund Governance Director of Pioneer         None
Hannigan (49)        Secretary          discretion of the Board.    since December 2006 and Assistant
                                                                    Secretary of all the Pioneer Funds since
                                                                    June 2010; Manager - Fund Governance of
                                                                    Pioneer from December 2003 to November
                                                                    2006; and Senior Paralegal of Pioneer
                                                                    from January 2000 to November 2003
------------------------------------------------------------------------------------------------------------------------------------
Thomas Reyes (47)    Assistant          Since 2010. Serves at the   Counsel of Pioneer since June 2007 and      None
                     Secretary          discretion of the Board.    Assistant Secretary of all the Pioneer
                                                                    Funds since June 2010; and Vice
                                                                    President and Counsel at State Street
                                                                    Bank from October 2004 to June 2007
------------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (50) Treasurer          Since 2008. Serves at the   Vice President - Fund Accounting,           None
                                        discretion of the Board.    Administration and Controllership
                                                                    Services of Pioneer; and Treasurer of
                                                                    all of the Pioneer Funds since March
                                                                    2008; Deputy Treasurer of Pioneer from
                                                                    March 2004 to February 2008; Assistant
                                                                    Treasurer of all of the Pioneer Funds
                                                                    from March 2004 to February 2008; and
                                                                    Treasurer and Senior Vice Presi- dent,
                                                                    CDC IXIS Asset Management Services from
                                                                    2002 to 2003
------------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti     Assistant          Since 2005. Serves at the   Assistant Vice President - Fund             None
(45                  Treasurer)         discretion of the Board.    Accounting, Administration and Con-
                                                                    trollership Services of Pioneer; and
                                                                    Assistant Treasurer of all of the
                                                                    Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (52)   Assistant          Since 2005. Serves at the   Fund Accounting Manager - Fund              None
                     Treasurer          discretion of the Board.    Accounting, Administration and
                                                                    Controllership Services of Pioneer; and
                                                                    Assistant Treasurer of all of the
                                                                    Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------


32    Pioneer Treasury Reserves Fund | Annual Report | 7/31/10

------------------------------------------------------------------------------------------------------------------------------------
                     Position Held      Length of Service                                                       Other Directorships
Name and Age         With the Fund      and Term of Office          Principal Occupation(s)                     Held by this Officer
------------------------------------------------------------------------------------------------------------------------------------
David F. Johnson     Assistant          Since 2009. Serves at the   Fund Administration Manager - Fund          None
(30)                 Treasurer          discretion of the Board.    Accounting, Administration and
                                                                    Controllership Services since November
                                                                    2008; Assistant Treasurer of all of the
                                                                    Pioneer Funds since January 2009; and
                                                                    Client Service Man- ager - Institutional
                                                                    Investor Services at State Street Bank
                                                                    from March 2003 to March 2007
------------------------------------------------------------------------------------------------------------------------------------
Jean M. Bradley (57) Chief Compliance   Since 2010. Serves at the   Chief Compliance Officer of Pioneer and     None
                     Officer            discretion of the Board.    of all the Pioneer Funds since March
                                                                    2010; Director of Adviser and Portfolio
                                                                    Compliance at Pioneer since October
                                                                    2005; and Senior Compliance Officer for
                                                                    Columbia Management Advisers, Inc. from
                                                                    October 2003 to October 2005
------------------------------------------------------------------------------------------------------------------------------------





                  Pioneer Treasury Reserves Fund | Annual Report | 7/31/10    33

                           This page for your notes.

34     Pioneer Treasury Reserves Fund | Annual Report | 7/31/10

                           This page for your notes.

                 Pioneer Treasury Reserves Fund | Annual Report | 7/31/10     35

                           This page for your notes.

36     Pioneer Treasury Reserves Fund | Annual Report | 7/31/10

How to Contact Pioneer


We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.


Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                               1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                            1-800-225-4321

Retirement plans information                                    1-800-622-0176


Write to us:
--------------------------------------------------------------------------------
PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014


Our toll-free fax                                               1-800-225-4240


Our internet e-mail address                 ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)



Visit our web site: pioneerinvestments.com





This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[LOGO] PIONEER
       Investments(R)


Pioneer Investment Management, Inc.
60 State Street
Boston, MA 02109
pioneerinvestments.com


Securities offered through Pioneer Funds Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
(C) 2010 Pioneer Investments 19423-04-0910



--------------------------------------------------------------------------------















Pioneer Institutional
Money Market Fund
--------------------------------------------------------------------------------
Annual Report | July 31, 2010
--------------------------------------------------------------------------------





Ticker Symbols:
Class 1   AIOXX
Class 2   ASIXX
Class 3   ASPXX



[LOGO]  PIONEER
        Investments(R)
                        visit us: pioneerinvestments.com

Table of Contents

Letter to Shareowners                                                          2

Portfolio Management Discussion                                                4

Portfolio Summary                                                              8

Prices and Distributions                                                       9

Performance Update                                                            10

Comparing Ongoing Fund Expenses                                               11

Schedule of Investments                                                       13

Financial Statements                                                          19

Notes to Financial Statements                                                 25

Report of Independent Registered Public Accounting Firm                       30

Trustees, Officers and Service Providers                                      32


         Pioneer Institutional Money Market Fund | Annual Report | 7/31/10     1

President's Letter


Dear Shareowner,

Stock and bond markets around the globe have begun to recover over the past year from one of their most tumultuous periods in history. This is a welcome relief, and we are generally optimistic about the prospects for the economy going forward. Still, challenges remain. Unemployment is high; consumer demand and loan growth are weak; and housing has not returned to normal.

At Pioneer, we have long advocated the benefits of investing for the long term. This strategy has generally performed well for many investors. Those who remained invested in the market during the downturn have most likely seen their portfolios start to recover over the past year, as the Dow Jones Industrial Average climbed back from the depressed levels we saw in early 2009. Many bond investors have similarly seen a strong rebound, with a broad-based recovery occurring across many different fixed-income asset classes. The riskiest asset classes, such as high-yield bonds, outperformed other fixed-income asset classes during most of 2009.

At Pioneer, we are not changing the approach to investing that we have used for more than 80 years. We remain focused on company fundamentals and risk management. Our investment process is based on careful research into individual companies, quantitative analysis, and active portfolio management. This three-pillared process, which we apply to each of our portfolios, is supported by an integrated team approach and is designed to carefully balance risk and reward. While we see potential opportunities for making money in many corners of the markets around the globe, it takes research and experience to separate solid investment opportunities from speculation.

Following this difficult period, many investors are rethinking their approach to investing and risk management. Some are questioning whether the basic investment principles they were taught in the past are still useful in today's markets. Complicating matters is that financial markets remain unpredictable. Our advice, as always, is to work closely with a trusted financial advisor to discuss your goals and work together to develop an investment strategy that meets your individual needs. There is no single best strategy that works for every investor.


2     Pioneer Institutional Money Market Fund | Annual Report | 7/31/10

We invite you to learn more about Pioneer and our time-tested approach to investing by consulting with your financial advisor or visiting us online at www.pioneerinvestments.com. We greatly appreciate your trust in us and we thank you for investing with Pioneer.

Sincerely,

/s/ Daniel K. Kingsbury

Daniel K. Kingsbury
President and CEO
Pioneer Investment Management USA, Inc.


Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.


         Pioneer Institutional Money Market Fund | Annual Report | 7/31/10     3

Portfolio Management Discussion | 7/31/10

Fundamentals across the U.S. economy and the financial markets continued to improve from the start of Pioneer Institutional Money Market Fund's fiscal year in August 2009, until the spring of 2010, when concerns about the European sovereign debt crisis raised fears about a downturn in global growth. In the following interview, Portfolio Manager Seth Roman discusses how the increased volatility and near-zero short-term interest rates influenced the Fund's performance during the 12-month period ended July 31, 2010. Mr. Roman is a member of Pioneer's Fixed Income Group, which is responsible for the daily management of the Fund.

Q What was the investment environment like during the Fund's fiscal year ended July 31, 2010?

A During the first half of the reporting period, the capital markets continued to recover. As it became clear that the monetary and fiscal stimulus programs enacted by the U.S. Federal Reserve Board (the Fed) and policymakers were decreasing the likelihood of a worst-case scenario, investor sentiment improved and money flowed back into the various asset classes that had struggled during the downturn. During this period, money market mutual funds experienced considerable outflows as investors sought out longer-term and higher-risk/lower-credit quality investments in the equity and fixed-income markets.

   By early 2010, however, the Greek debt crisis disrupted the recovery in the global credit markets and raised fears that the credit crisis might spread across the euro zone and beyond the European Monetary Union (EMU). The sovereign debt crisis led to new anxieties about the fledgling U.S recovery and global economic growth. With fears of banking defaults across Europe becoming more pronounced, and uncertainty growing, risk aversion increased. For the balance of the Fund's fiscal year, investments perceived as safe or high-quality benefited from a tangible shift in risk appetite, as investors demonstrated a flight to safety.

Q How did Pioneer Institutional Money Market Fund perform over the 12 months ended July 31, 2010?

A The Fund's Class 1 shares had a total return of 0.11% at net asset value over the 12 months ended July 31, 2010, edging out the 0.09% average return for the 330 Institutional Money Market Funds tracked by Lipper, Inc. over the same period. We attribute the Fund's slight outperformance to its diverse mix of high-quality money market instruments, such as those issued by the U.S. government, domestic corporations and banks.


4     Pioneer Institutional Money Market Fund | Annual Report | 7/31/10

Q How did the near-zero percent short-term rates affect your search for income over the 12 months ended July 31, 2010?

A The historically low interest rates may be playing a positive role in fostering economic growth, but they are creating a challenging environment for finding attractive income among short-term, money market-eligible securities. The Fed's benchmark Federal funds rate held steady at a target range of 0.00% to 0.25% throughout the 12-month reporting period, where it has stood since December of 2008.

   During this past spring, credit market conditions deteriorated in response to the sovereign debt crisis, although they were not as strained as they were during the 2008/2009 global financial crisis. This meant that short-term borrowing costs rose slightly, fueling concerns that higher borrowing costs might stifle the fledging recovery. The three-month London Interbank Offered Rate (LIBOR), which reflects the costs for banks to borrow from each other to cover short-term funding needs, climbed from a 2010 low of 0.25% on February 4, to a year-to-date high of 0.54% on June 17, six weeks before the July 31 close of the Fund's fiscal year. While the degree of the increase may not seem noteworthy, it signaled a negative shift in investor sentiment.

   The nervousness and fears about global growth increased the relative attractiveness of safe-haven assets, such as those in which the Fund invests. With quality taking on added importance in the rush for relative safety, the increased demand for high-quality U.S. Treasuries and other high-quality money market-eligible securities resulted in near-zero yields on those short-term investments.

   By July 31, 2010, the close of the Fund's fiscal year, the LIBOR rate had fallen back to 0.45%. The downward trend reflected some calm returning to the credit markets as a result of the generally favorable results of bank "stress tests" across Europe in July. With a subtle improvement in market confidence, the Fund's seven-day effective compound yield for Class 1 shares stood at 0.02% on July 31, 2010, compared with 0.39% on July 31, 2009. The decline in yield mirrored an overall decline in market rates during the period. The SEC yield on Class 1 shares also was 0.02% as of July 31, 2010.

Q Can you briefly discuss the SEC's new regulations for money market portfolios and how they affected the Fund during the 12-month period ended July 31, 2010?

A Since the start of the reporting period in August 2009, we have been taking steps to comply with the Securities and Exchange Commission's (SEC's) new regulations for money market funds, which were designed to


         Pioneer Institutional Money Market Fund | Annual Report | 7/31/10     5
   strengthen portfolio quality, maturity, and liquidity requirements in the aftermath of the 2008-2009 global financial crisis.

   Some of the new requirements include the following: daily and weekly minimum liquidity requirements; heightened restrictions on portfolio quality, including tighter limits on investments in second-tier securities; reductions in the weighted average portfolio maturity limit, from the previous standard of 90 days to 60 days; and a new weighted average life limitation of 120 days, which is designed to curb the portion of a fund's portfolio that could be held in longer-term, floating-rate securities.

   While the Fund has always invested in the highest-quality (Tier 1) money market securities, our efforts to comply with the new SEC maturity and liquidity regulations had the effect of shortening the Fund's average days to maturity from 60 days at the beginning of the period on August 1, 2009, to 17 days on July 31, 2010.

Q What changes did you make to the Fund's positioning during the 12 months ended July 31, 2010?

A With economic uncertainty and regulatory reform front and center, financial institutions focused on strengthening their balance sheets and complying with the new regulations coming out of Washington. That situation resulted in limited issuance in certain money market sectors, such as commercial paper. However, with the Federal government's fiscal stimulus programs, issuance in the U.S. Treasury and U.S. government agency markets was, by comparison, quite robust.

   On July 31, 2010, the Fund's portfolio was invested in overnight commercial paper or repurchase agreements that were collateralized by either the U.S. Treasury or any of the U.S. government agencies, such as those issued by the Federal National Mortgage Associate (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac). We also added tax-exempt Variable Rate Demand Notes (VRDNs) with one-day maturities to the Fund's portfolio because of their attractive yields.

   Further out on the maturity spectrum, we purchased longer-dated Treasury securities as well as one-year certificates of deposit (CDs) from high-quality banks to lock in attractive yields over longer periods. We also added floating-rate CDs and agency notes to the Fund's portfolio as hedges against future increases in interest rates.

Q  Do you expect interest rates to remain low for the balance of 2010?

A Yes, we expect the Fed to keep interest rates low for the remainder of 2010. Any inflationary tendencies have been held in check, so far, by unemployment and excess capacity across the U.S. economy.


6     Pioneer Institutional Money Market Fund | Annual Report | 7/31/10

   We believe the "jobless recovery" is behind us, but the U.S. economy is going through a "soft patch" -- a period when growth slows but does not end. Sentiment is fragile and confidence is weak, but so far the underlying fundamentals have remained intact, even if there is sometimes bad news mixed in with the good. Inventories that were slashed during the downturn, amplifying the economic contraction, are now generally lean, if not inadequate. We believe inventory rebuilding should contribute to economic growth over the next few quarters.

   It is indeed a very complex environment, but one in which we will continue to strive to maintain the Fund's net asset value at a stable $1.00, and also to maintain high liquidity for our shareowners.

Please refer to the Schedule of Investments on pages 13-18 for a full listing of Fund securities.

Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Fund shares are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

When interest rates rise, the prices of fixed-income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Fund will generally rise.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions. At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These opinions should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.


         Pioneer Institutional Money Market Fund | Annual Report | 7/31/10     7

Portfolio Summary | 7/31/10

Portfolio Diversification

--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

Repurchase Agreements           38.0%
U.S. Government Securities      29.1%
Commercial Paper                11.3%
Municipal Bonds                 10.5%
U.S. Corporate Bonds             6.2%
Money Market Mutual Fund         4.9%


10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total debt holdings)*

 1.    U.S. Treasury Bills, 0.16%, 8/5/10                                       8.33%
 2.    U.S. Treasury Bills, 0.217%, 10/7/10                                     7.50
 3.    U.S. Treasury Bills, 0.0895%, 8/12/10                                    5.29
 4.    U.S. Treasury Bills, 0.1585%, 9/9/10                                     4.38
 5.    U.S. Treasury Bills, 0.1845%, 9/2/10                                     4.33
 6.    Federal Home Loan Mortgage Corp., Floating Rate Note, 8/24/10            3.69
 7.    Federal National Mortgage Association, Floating Rate Note, 10/22/10      3.33
 8.    Bank of America NA, Floating Rate Note, 9/13/10                          3.29
 9.    Loudoun County Virginia Industrial Development Authority Revenue,
       Floating Rate Note, 2/15/38                                              3.16
10.    Federal National Mortgage Association, 0.96625%, 8/5/10                  2.83

* This list excludes repurchase agreements and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.


8     Pioneer Institutional Money Market Fund | Annual Report | 7/31/10

Prices and Distributions | 7/31/10

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
    Class             7/31/10           7/31/09
--------------------------------------------------------------------------------
      1                $ 1.00            $ 1.00
--------------------------------------------------------------------------------
      2                $ 1.00            $ 1.00
--------------------------------------------------------------------------------
      3                $ 1.00            $ 1.00
--------------------------------------------------------------------------------

Distributions per Share: 8/1/09-7/31/10
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                  Net Investment        Short-Term        Long-Term
     Class           Income           Capital Gains     Capital Gains
--------------------------------------------------------------------------------
      1             $ 0.0011              $   --         $   --
--------------------------------------------------------------------------------
      2             $ 0.0005              $   --         $   --
--------------------------------------------------------------------------------
      3             $ 0.0005              $   --         $   --
--------------------------------------------------------------------------------

Yields*
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
     Class          7-Day Annualized         7-Day Effective**
--------------------------------------------------------------------------------
      1                 0.01%                    0.02%
--------------------------------------------------------------------------------
      2                 0.01%                    0.01%
--------------------------------------------------------------------------------
      3                 0.01%                    0.01%
--------------------------------------------------------------------------------

* Please contact Pioneer to obtain the Fund's current 7-day yields. ** Assumes daily compounding of dividends.

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.


         Pioneer Institutional Money Market Fund | Annual Report | 7/31/10     9

Performance Update | 7/31/10

Expense Ratio
--------------------------------------------------------------------------------
(Per Prospectus dated December 1, 2009, as revised May 28, 2010)

--------------------------------------------------------------------------------
      Class            Gross            Net
--------------------------------------------------------------------------------
      1                0.29%            0.25%
--------------------------------------------------------------------------------
      2                0.53%            0.50%
--------------------------------------------------------------------------------
      3                0.78%            0.75%
--------------------------------------------------------------------------------

Pioneer has agreed to limit the Fund's expenses for any class of shares or waive a portion of its management fee in an effort to maintain a net asset value of $1.00. Under certain circumstances, this limitation may result in a 0.00% yield for one or more classes of shares. From time to time, Pioneer and its affiliates may limit the expenses of one or more classes for the purpose of avoiding a negative yield or increasing the Fund's yield during the period of the limitation. These expense limitation policies are voluntary and temporary and may be revised or terminated by Pioneer at any time without notice.

The net expense ratio reflects contractual expense limitations currently in effect through 12/1/11 for Classes 1, 2, and 3 shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

Performance does not reflect the deduction of taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.


10     Pioneer Institutional Money Market Fund | Annual Report | 7/31/10

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.


Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1) Divide your account value by $1,000
    Example: an $8,600 account value [divided by] $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Institutional Money Market Fund


Based on actual returns from February 1, 2010 through July 31, 2010.


--------------------------------------------------------------------------------
 Share Class                            1                2                3
--------------------------------------------------------------------------------
 Beginning Account Value            $ 1,000.00       $ 1,000.00       $ 1,000.00
 on 2/1/10
--------------------------------------------------------------------------------
 Ending Account Value (after        $ 1,000.10       $ 1,000.10       $ 1,000.10
 expenses) on 7/31/10
--------------------------------------------------------------------------------
 Expenses Paid During Period*       $     1.24       $     1.64       $     1.59
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 0.25%, 0.33%, and 0.32%, for Class 1, Class 2 and Class 3 shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).


        Pioneer Institutional Money Market Fund | Annual Report | 7/31/10     11

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.


You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Institutional Money Market Fund


Based on a hypothetical 5% return per year before expenses, reflecting the period from February 1, 2010 through July 31, 2010.


--------------------------------------------------------------------------------
 Share Class                            1                2                3
--------------------------------------------------------------------------------
 Beginning Account Value            $ 1,000.00       $ 1,000.00       $ 1,000.00
 on 2/1/10
--------------------------------------------------------------------------------
 Ending Account Value (after        $ 1,023.55       $ 1,023.16       $ 1,023.21
 expenses) on 7/31/10
--------------------------------------------------------------------------------
 Expenses Paid During Period*       $     1.25       $     1.66       $     1.61
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 0.25%, 0.33%, and 0.32%, for Class 1, Class 2 and Class 3 shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).


12     Pioneer Institutional Money Market Fund | Annual Report | 7/31/10

Schedule of Investments | 7/31/10


-----------------------------------------------------------------------------------------------------
             Floating      S&P/Moody's
Principal    Rate (b)      Ratings
Amount ($)   (unaudited)   (unaudited)                                                   Value
-----------------------------------------------------------------------------------------------------
                                          CORPORATE BONDS -- 6.2%
                                          BANKS -- 6.2%
                                          Diversified Banks -- 4.3%
 3,420,000         0.67          AA/Aa2   BNP Paribas, Floating Rate Note, 2/11/11       $  3,420,000
 1,200,000                      AAA/AAA   Rabobank Nederland NV, 0.51%, 8/16/14             1,200,000
   715,000                      AA-/Aaa   Royal Bank of Canada, 0.53313%, 9/28/10             715,316
 2,860,000         0.68          AA-/A1   Wells Fargo Co., Floating Rate Note, 8/20/10      2,860,257
 1,610,000         0.39          AA/Aa1   Westpac Banking Corp., Floating Rate Note,
                                          3/2/11                                            1,610,000
                                                                                         ------------
                                                                                         $  9,805,573
-----------------------------------------------------------------------------------------------------
                                          Regional Banks -- 1.9%
 4,250,000         0.57         AAA/Aaa   Bank of America NA, Floating Rate Note,
                                          9/13/10                                        $  4,250,000
                                                                                         ------------
                                          Total Banks                                    $ 14,055,573
-----------------------------------------------------------------------------------------------------
                                          TOTAL CORPORATE BONDS
                                          (Cost $14,055,573)                             $ 14,055,573
-----------------------------------------------------------------------------------------------------
                                          U.S. GOVERNMENT & AGENCY OBLIGATIONS -- 29.0%
   690,000         0.75         AAA/AAA   Federal Farm Credit Bank, Floating Rate Note,
                                          5/12/11                                        $    692,170
 1,100,000                      AAA/AAA   Federal Home Loan Bank, 0.2%, 5/6/11              1,099,576
 1,275,000                      AAA/Aaa   Federal Home Loan Bank, 0.24%, 5/6/11             1,274,606
 1,395,000         0.29         AAA/AAA   Federal Home Loan Bank, Floating Rate Note,
                                          5/27/11                                           1,395,000
 2,490,000                      AAA/Aaa   Federal Home Loan Mortgage Corp.,
                                          0.34969%, 4/1/11                                  2,492,043
 2,705,000                      AAA/Aaa   Federal Home Loan Mortgage Corp., 1.43%,
                                          9/3/10                                            2,706,936
 4,770,000         0.24         AAA/Aaa   Federal Home Loan Mortgage Corp., Floating
                                          Rate Note, 8/24/10                                4,770,099
 3,650,000                      AAA/AAA   Federal National Mortgage Association,
                                          0.96625%, 8/5/10                                  3,650,069
 4,300,000         0.70         AAA/Aaa   Federal National Mortgage Association,
                                          Floating Rate Note, 10/22/10                      4,300,000
 6,830,000                      AAA/Aaa   U.S. Treasury Bills, 0.0895%, 8/12/10             6,829,760
 5,665,000                        NR/NR   U.S. Treasury Bills, 0.1585%, 9/9/10              5,664,056
10,765,000                      AAA/Aaa   U.S. Treasury Bills, 0.16%, 8/5/10               10,764,915
 5,600,000                      AAA/Aaa   U.S. Treasury Bills, 0.1845%, 9/2/10              5,599,277
 1,065,000                      AA+/Aa1   U.S. Treasury Bills, 0.2%, 1/16/11                1,064,087
 9,690,000                      AAA/Aaa   U.S. Treasury Bills, 0.217%, 10/7/10              9,687,575
 2,650,000                      AAA/Aaa   U.S. Treasury Bills, 0.362%, 1/13/11              2,646,194
 1,195,000                      AAA/Aaa   U.S. Treasury Bills, 0.387%, 10/21/10             1,194,525
                                                                                         ------------
                                                                                         $ 65,830,888
-----------------------------------------------------------------------------------------------------
                                          TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS
                                          (Cost $65,830,888)                             $ 65,830,888
-----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

        Pioneer Institutional Money Market Fund | Annual Report | 7/31/10     13

-------------------------------------------------------------------------------------------------------
             Floating      S&P/Moody's
Principal    Rate (b)      Ratings
Amount ($)   (unaudited)   (unaudited)                                                     Value
                                           MUNICIPAL BONDS -- 10.5%
                                           Municipal Development -- 1.3%
2,900,000          0.20         AAA/Aaa    Loudoun County Virginia Industrial
                                           Development Authority Revenue, Floating
                                           Rate Note, 2/15/38                              $  2,900,000
-------------------------------------------------------------------------------------------------------
                                           Municipal Education -- 0.1%
  200,000          0.40          AA-/NA    Illinois Financial Authority Revenue, Floating
                                           Rate Note, 9/1/41                               $    200,000
-------------------------------------------------------------------------------------------------------
                                           Municipal Higher Education -- 5.1%
1,290,000          0.18         AAA/Aaa    Connecticut State Health Department,
                                           Floating Rate Note, 7/1/37                      $  1,290,000
  575,000          0.22         AAA/Aa1    District of Columbia, Floating Rate Note,
                                           4/1/41                                               575,000
2,465,000          0.20          AA/Aa2    Maryland State Health & Higher Education
                                           Facilities Authority Revenue, Floating Rate
                                           Note, 7/1/36                                       2,465,000
1,885,000                       AAA/Aaa    Massachusetts Health, 0.23%, 1/1/24                1,885,000
1,740,000                       AAA/Aaa    Syracuse Industrial, 0.15%, 12/1/35                1,740,000
3,250,000          0.27          AA/Aa2    University of Minnesota, Floating Rate Note,
                                           12/1/36                                            3,250,000
  295,000          0.20         AAA/Aaa    Wisconsin State Health & Education Facilities
                                           Revenue, Floating Rate Note, 12/1/33                 295,000
                                                                                           ------------
                                                                                           $ 11,500,000
-------------------------------------------------------------------------------------------------------
                                           Municipal Medical -- 2.8%
4,085,000          0.21         AAA/Aaa    Loudoun County Virginia Industrial
                                           Development Authority Revenue, Floating
                                           Rate Note, 2/15/38                              $  4,085,000
  400,000                        NR/Aa1    Minneapolis & Saint Paul Housing &
                                           Redevelopment Authority Revenue,
                                           0.2%, 11/15/35                                       400,000
  615,000          0.22           AA/NR    Oregon State Facilities Authority Revenue,
                                           Floating Rate Note, 5/1/47                           615,000
  615,000          0.20         AAA/Aaa    University Hospitals & Clinics Authority
                                           Revenue, Floating Rate Note, 4/1/29                  615,000
  595,000          0.25         AA+/Aa2    University of Michigan, Floating Rate Note,
                                           12/1/37                                              595,000
                                                                                           ------------
                                                                                           $  6,310,000
-------------------------------------------------------------------------------------------------------
                                           Municipal Utilities -- 0.6%
1,320,000          0.30          NR/Aa2    Southeast Alabama Gas District, Floating
                                           Rate Note, 8/1/27                               $  1,320,000
-------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

14     Pioneer Institutional Money Market Fund | Annual Report | 7/31/10

-------------------------------------------------------------------------------------------------------
             Floating      S&P/Moody's
Principal    Rate (b)      Ratings
Amount ($)   (unaudited)   (unaudited)                                                     Value
-------------------------------------------------------------------------------------------------------
                                           Municipal Water -- 0.6%
 1,200,000   0.28               AA-/Aa2    Boston Massachusetts Water & Sewer
                                           Commission Revenue, Floating Rate Note,
                                           11/1/24                                         $  1,200,000
   300,000   0.22               AAA/Aa1    County of King Washington, Floating Rate
                                           Note, 1/1/40                                         300,000
                                                                                           ------------
                                                                                           $  1,500,000
-------------------------------------------------------------------------------------------------------
                                           TOTAL MUNICIPAL BONDS
                                           (Cost $23,730,000)                              $ 23,730,000
-------------------------------------------------------------------------------------------------------
                                           TEMPORARY CASH INVESTMENTS -- 54.1%
                                           Commercial Paper -- 11.3%
 2,240,000   0.55               AA-/Aa1    Bank of Nova Scotia/Houston, Floating Rate
                                           Note, 7/6/11                                    $  2,237,776
 3,600,000   0.34                A+/Aa1    Credit Suisse/New York, Floating Rate Note,
                                           9/15/10                                            3,600,023
   640,000                      A-1/P-1    Danske Corp., 0.0%, 8/10/10                          639,963
   725,000                      AA-/Aa2    Nordea Bank of Finland Plc, 0.51%, 9/3/10            725,000
 3,020,000                     A-1+/P-1    Nordea North America, Inc., 0.0%, 8/10/10          3,019,724
 1,395,000                     A-1+/P-1    Nordea North America, Inc., 0.0%, 8/4/10           1,394,974
 1,415,000                     A-1+/P-1    Rabobank Nederland NV, 0.35%, 8/10/10              1,415,000
 2,130,000   0.34               AA-/AAA    Royal Bank of Canada, Floating Rate Note,
                                           11/17/10                                           2,129,424
 1,065,000   0.85               AA-/Aaa    Royal Bank of Canada/New York, Floating
                                           Rate Note, 3/1/11                                  1,065,000
 2,330,000                      A-1/P-1    State Street Corp., 0.0%, 8/30/10                  2,329,148
 1,760,000                      AA-/Aa2    Svenska Handelsbanken, 0.52%, 8/30/10              1,760,027
 1,040,000                     A-1+/P-1    Texas Public Finance Authority Revenue,
                                           0.27%, 8/2/10                                      1,040,000
 1,100,000                      AA-/Aaa    Toronto Dominion Bank, 0.0%, 2/4/11                1,100,000
   910,000                     A-1+/AAA    Toronto Dominion Bank, 0.23%, 3/10/11                910,000
 1,110,000                     A-1+/P-1    University of Minnesota, 0.23%, 8/16/10            1,110,000
 1,100,000                       AA/Aa1    Westpac Banking Corp., 0.304%, 10/6/10             1,100,000
                                                                                           ------------
                                           Total Commercial Paper                          $ 25,576,059
-------------------------------------------------------------------------------------------------------
                                           Repurchase Agreements -- 38.0%
12,000,000                                 Bank of America, Inc., 0.21%, dated
                                           7/30/10, repurchase price of $12,000,000
                                           plus accrued interest on 8/2/10 collateralized
                                           by $12,240,104 Federal National Mortgage
                                           Association, 1.0 - 1.75%, 4/4/12 - 1/21/14      $ 12,000,000

The accompanying notes are an integral part of these financial statements.

        Pioneer Institutional Money Market Fund | Annual Report | 7/31/10     15

-------------------------------------------------------------------------------------------------------
             Floating      S&P/Moody's
Principal    Rate (b)      Ratings
Amount ($)   (unaudited)   (unaudited)                                                   Value
-------------------------------------------------------------------------------------------------------
                                           Repurchase Agreements -- (continued)
12,000,000                                 Barclays Plc, 0.20%, dated 7/30/10,
                                           repurchase price of $12,000,000 plus
                                           accrued interest on 8/2/10 collateralized by
                                           the following:
                                             $4,761,824 Federal National Mortgage
                                                Association, 4.0 - 6.5%,
                                                12/1/24 - 8/1/47
                                             $2,837,169 Federal National Mortgage
                                                Association (ARM), 2.929 - 5.138%,
                                                8/1/33 - 2/1/38
                                             $3,686,437 Freddie Mac Giant,
                                                4.5 - 6.5%, 12/1/35 - 8/1/40
                                             $954,570 Federal Home Loan Mortgage
                                                Corp., 6.017%, 11/1/37                   $ 12,000,000
 6,000,000                                 Barclays Plc, 0.20%, dated 7/30/10,
                                           repurchase price of $6,000,000 plus accrued
                                           interest on 8/2/10 collateralized by
                                           $6,120,019 U.S. Treasury Notes,
                                           4.25%, 11/15/17                                  6,000,000
12,000,000                                 BNP Paribas SA, 0.21%, dated 7/30/10,
                                           repurchase price of $12,000,000 plus
                                           accrued interest on 8/2/10 collateralized
                                           by the following:
                                             $7,436,226 Federal National Mortgage
                                                Association (ARM), 1.452 - 6.034%,
                                                6/1/19-8/1/42
                                             $4,587,848 Federal Home Loan Mortgage
                                                Corp., 2.416 - 6.858%,
                                                6/1/24 - 6/1/40
                                             $215,926 Freddie Mac Giant,
                                                4.0%, 1/20/40                              12,000,000
 7,000,000                                 Deutsche Bank, 0.20%, dated 7/30/10,
                                           repurchase price of $7,000,000 plus accrued
                                           interest on 8/2/10 collateralized by
                                           $7,140,020 U.S. Treasury Notes,
                                           3.5%, 5/15/20                                    7,000,000
11,000,000                                 Deutsche Bank, 0.21%, dated 7/30/10,
                                           repurchase price of $11,000,000 plus
                                           accrued interest on 8/2/10 collateralized
                                           by the following:
                                             $5,738,214 Freddie Mac Giant,
                                                7.0%, 8/1/38
                                             $5,481,786 Federal National Mortgage
                                                Association, 7.0%, 4/1/37                  11,000,000

The accompanying notes are an integral part of these financial statements.

16     Pioneer Institutional Money Market Fund | Annual Report | 7/31/10

-------------------------------------------------------------------------------------------------------
             Floating      S&P/Moody's
Principal    Rate (b)      Ratings
Amount ($)   (unaudited)   (unaudited)                                                      Value
-------------------------------------------------------------------------------------------------------
                                           Repurchase Agreements -- (continued)
14,000,000                                 JPMorgan, 0.20%, dated 7/30/10,
                                           repurchase price of $14,000,000 plus
                                           accrued interest on 8/2/10 collateralized by
                                           $14,279,812 Federal National Mortgage
                                           Association, 4.0 - 8.5%, 1/1/12 - 5/1/40         $ 14,000,000
12,000,000                                 SG Americas Securities LLC, 0.21%, dated
                                           7/30/10, repurchase price of $12,000,000
                                           plus accrued interest on 8/2/10 collateralized
                                           by the following:
                                             $2,109,718 Federal National Mortgage
                                                Association, 4.5%, 3/1/40
                                             $7,393,147 Federal Home Loan Mortgage
                                                Corp., 2.836 - 6.115%,
                                                5/1/35 - 8/1/37
                                             $2,738,129 Freddie Mac Giant,
                                                3.401%, 6/1/40                                12,000,000
                                                                                            ------------
                                           Total Repurchase Agreements                      $ 86,000,000
--------------------------------------------------------------------------------------------------------
 Shares
                                           Money Market Mutual Fund -- 4.8%
10,941,659                                 BlackRock Liquidity Funds TempCash Portfolio     $ 10,941,659
--------------------------------------------------------------------------------------------------------
                                           Total Money Market Mutual Fund                   $ 10,941,659
--------------------------------------------------------------------------------------------------------
                                           TOTAL TEMPORARY CASH INVESTMENTS
                                           (Cost $122,517,718)                              $122,517,718
--------------------------------------------------------------------------------------------------------
                                           TOTAL INVESTMENT IN SECURITIES -- 99.8%
                                           (Cost $226,134,179) (a)                          $226,134,179
--------------------------------------------------------------------------------------------------------
                                           OTHER ASSETS AND LIABILITIES -- 0.2%             $    409,950
--------------------------------------------------------------------------------------------------------
                                           TOTAL NET ASSETS -- 100.0%                       $226,544,129
--------------------------------------------------------------------------------------------------------

NR   Not rated by either S&P or Moody's.

(a)   At July 31, 2010, cost for federal income tax purposes was $226,134,179.

(b) Debt obligation with a variable interest rate. Rate shown is rate at period end.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

Highest priority is given to Level 1 inputs and lowest priority is given to Level 3.

  Level 1 --   quoted prices in active markets for identical securities
  Level 2 --   other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
  Level 3 --   significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments)

The accompanying notes are an integral part of these financial statements.

        Pioneer Institutional Money Market Fund | Annual Report | 7/31/10     17

The following is a summary of the inputs used as of July 31, 2010, in valuing the Fund's assets:

------------------------------------------------------------------------------------------
                                 Level 1         Level 2          Level 3      Total
------------------------------------------------------------------------------------------
 Corporate Bonds                $        --     $ 14,055,573         $--      $ 14,055,573
 U.S. Government & Agency
  Obligations                            --       65,830,888          --        65,830,888
 Municipal Bonds                         --       23,730,000          --        23,730,000
 Temporary Cash Investments              --      111,576,059          --       111,576,059
 Money Market Mutual Fund        10,941,659               --          --        10,941,659
------------------------------------------------------------------------------------------
 Total                          $10,941,659     $215,192,520         $--      $226,134,179
------------------------------------------------------------------------------------------


The accompanying notes are an integral part of these financial statements.

18     Pioneer Institutional Money Market Fund | Annual Report | 7/31/10

Statements of Assets and Liabilities | 7/31/10


ASSETS:
  Investments in securities, at value (cost $140,134,179)           $140,134,179
  Repurchase agreements, at value (cost $86,000,000)                  86,000,000
--------------------------------------------------------------------------------
  Total investments in securities, at value (cost $226,134,179)      226,134,179
  Cash                                                                   275,730
  Receivables --
   Investment securities sold                                             50,040
   Fund shares sold                                                    2,000,212
   Interest                                                               59,990
   Due from Pioneer Investment Management, Inc.                           76,724
  Other                                                                   30,762
--------------------------------------------------------------------------------
     Total assets                                                   $228,627,637
--------------------------------------------------------------------------------
LIABILITIES:
  Payables --
   Fund shares repurchased                                          $  2,000,000
   Dividends                                                                 426
  Due to affiliates                                                        8,344
  Accrued expenses                                                        74,738
--------------------------------------------------------------------------------
     Total liabilities                                              $  2,083,508
--------------------------------------------------------------------------------
NET ASSETS:
  Paid-in capital                                                   $226,398,315
  Undistributed net investment income                                     51,313
  Accumulated net realized gain on investments                            94,501
--------------------------------------------------------------------------------
     Total net assets                                               $226,544,129
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class 1 (based on $45,401,922/45,333,266 shares)                  $       1.00
  Class 2 (based on $140,151,015/140,053,261 shares)                $       1.00
  Class 3 (based on $40,991,192/40,965,891 shares)                  $       1.00
================================================================================

The accompanying notes are an integral part of these financial statements.

        Pioneer Institutional Money Market Fund | Annual Report | 7/31/10     19

Statement of Operations

For the Year Ended 7/31/10


INVESTMENT INCOME:
  Interest                                                  $1,353,012
---------------------------------------------------------------------------------------
     Total investment income                                                 $1,353,012
---------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                           $  750,681
  Transfer agent fees
   Class 1                                                         781
   Class 2                                                         779
   Class 3                                                         697
  Distribution fees
   Class 2                                                     562,942
   Class 3                                                     274,259
  Shareholder communications expense                            24,409
  Administrative reimbursements                                121,310
  Custodian fees                                                23,697
  Registration fees                                             50,645
  Professional fees                                             77,809
  Printing expense                                              24,258
  Fees and expenses of nonaffiliated trustees                   11,853
  Miscellaneous                                                 63,272
---------------------------------------------------------------------------------------
     Total expenses                                                          $1,987,392
     Less fees waived and expenses reimbursed by Pioneer
       Investment Management, Inc.                                             (832,843)
---------------------------------------------------------------------------------------
     Net expenses                                                            $1,154,549
---------------------------------------------------------------------------------------
       Net investment income                                                 $  198,463
---------------------------------------------------------------------------------------
REALIZED GAIN ON INVESTMENTS:
  Net realized gain on investments                                           $   96,379
---------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                       $  294,842
=======================================================================================

The accompanying notes are an integral part of these financial statements.

20     Pioneer Institutional Money Market Fund | Annual Report | 7/31/10

Statements of Changes in Net Assets

For the Years Ended 7/31/10 and 7/31/09, respectively

----------------------------------------------------------------------------------------------
                                                          Year Ended         Year Ended
                                                          7/31/10            7/31/09
----------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                      $        198,463   $     10,217,190
Net realized gain on investments                                     96,379             41,869
----------------------------------------------------------------------------------------------
   Net increase in net assets resulting from operations    $        294,842   $     10,259,059
----------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
   Class 1 ($0.00* and $0.01 per share, respectively)      $       (133,829)  $     (2,726,764)
   Class 2 ($0.00* and $0.01 per share, respectively)              (104,280)        (5,760,976)
   Class 3 ($0.00* and $0.01 per share, respectively)               (30,668)        (1,358,915)
----------------------------------------------------------------------------------------------
     Total distributions to shareowners                    $       (268,777)  $     (9,846,655)
----------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                           $  1,487,251,076   $  2,988,015,224
Reinvestment of distributions                                        35,340            653,740
Cost of shares repurchased                                   (1,831,188,114)    (3,268,591,029)
----------------------------------------------------------------------------------------------
   Net decrease in net assets resulting from Fund
     share transactions                                    $   (343,901,698)  $   (279,922,065)
----------------------------------------------------------------------------------------------
   Net decrease in net assets                              $   (343,875,633)  $   (279,509,661)
NET ASSETS:
Beginning of year                                               570,419,762        849,929,423
----------------------------------------------------------------------------------------------
End of year                                                $    226,544,129   $    570,419,762
----------------------------------------------------------------------------------------------
Undistributed net investment income                        $         51,313   $        117,629
----------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------
                                 '10 Shares           '10 Amount           '09 Shares           '09 Amount
-------------------------------------------------------------------------------------------------------------
Class 1
Shares sold                        161,542,023       $  161,542,023          419,880,550       $  419,880,550
Reinvestment of distributions           35,325               35,325              653,589              653,589
Less shares repurchased           (262,045,862)        (262,045,862)        (413,522,014)        (413,522,015)
-------------------------------------------------------------------------------------------------------------
   Net increase (decrease)        (100,468,514)      $ (100,468,514)           7,012,125       $    7,012,124
=============================================================================================================
Class 2
Shares sold                        959,403,551       $  959,403,551        1,891,700,209       $1,891,700,209
Less shares repurchased         (1,161,034,132)      (1,161,034,132)      (2,097,561,606)      (2,097,561,606)
-------------------------------------------------------------------------------------------------------------
   Net decrease                   (201,630,581)      $ (201,630,581)        (205,861,397)      $ (205,861,397)
=============================================================================================================
Class 3
Shares sold                        366,305,502       $  366,305,502          676,434,465       $  676,434,465
Reinvestment of distributions               15                   15                  151                  151
Less shares repurchased           (408,108,120)        (408,108,120)        (757,507,408)        (757,507,408)
-------------------------------------------------------------------------------------------------------------
   Net decrease                    (41,802,603)      $  (41,802,603)         (81,072,792)      $  (84,072,792)
=============================================================================================================

* Amount rounds to less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

        Pioneer Institutional Money Market Fund | Annual Report | 7/31/10     21

Financial Highlights

------------------------------------------------------------------------------------------------------------------------------------
                                                              Year Ended      Year Ended     Year Ended    Year Ended    Year Ended
                                                              7/31/10         7/31/09        7/31/08       7/31/07       7/31/06 (b)
------------------------------------------------------------------------------------------------------------------------------------
Class 1
Net asset value, beginning of period                          $    1.00       $   1.00       $   1.00      $   1.00      $    1.00
------------------------------------------------------------------------------------------------------------------------------------
Increase from investment operations:
 Net investment income                                        $    0.00(a)    $   0.01       $   0.04      $   0.05      $    0.04
 Net realized and unrealized gain on investments                  0.00(a)        0.00(a)        0.00(a)       0.00(a)      0.00(a)
------------------------------------------------------------------------------------------------------------------------------------
  Net increase from investment operations                     $    0.00       $   0.01       $   0.04      $   0.05      $    0.04
Distributions to shareowners:
 Net investment income                                            (0.00)(a)      (0.01)         (0.04)        (0.05)         (0.04)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                    $      --       $     --       $     --      $     --      $      --
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                $    1.00       $   1.00       $   1.00      $   1.00      $    1.00
====================================================================================================================================
Total return*                                                      0.11%          1.45%          4.02%         5.24%          4.20%
Ratio of net expenses to average net assets+                       0.25%          0.29%          0.25%         0.24%          0.26%
Ratio of net investment income to average net assets+              0.11%          1.50%          3.83%         5.11%          3.95%
Net assets, end of period (in thousands)                      $  45,402       $145,874      $ 138,778      $114,887      $  85,669
Ratios with no waiver of fees and assumptions of
 expenses by the Adviser and no reduction for
 fees paid indirectly:
 Net expenses                                                      0.31%          0.33%          0.26%         0.24%          0.33%
 Net investment income                                             0.05%          1.46%          3.82%         5.11%          3.88%
Ratios with waiver of fees and assumptions of
 expenses by the Adviser and no reduction for
 fees paid indirectly:
 Net expenses                                                      0.25%          0.29%          0.25%         0.24%          0.26%
 Net investment income                                             0.11%          1.50%          3.83%         5.11%          3.95%
====================================================================================================================================

(a) Amount rounds to less than $0.01 or $(0.01) per share.
(b) Pioneer Investment Management, Inc. became the Fund's adviser on September 23, 2005.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, and the complete redemption of the investment at net asset value at the end of each period.
+   Ratio with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

22    Pioneer Institutional Money Market Fund | Annual Report | 7/31/10

------------------------------------------------------------------------------------------------------------------------------------
                                                          Year Ended      Year Ended     Year Ended      Year Ended      Year Ended
                                                          7/31/10         7/31/09        7/31/08         7/31/07         7/31/06 (b)
------------------------------------------------------------------------------------------------------------------------------------
Class 2
Net asset value, beginning of period                      $    1.00       $   1.00       $   1.00        $   1.00        $   1.00
------------------------------------------------------------------------------------------------------------------------------------
Increase from investment operations:
 Net investment income                                    $    0.00(a)    $   0.01       $   0.04        $   0.05        $   0.04
 Net realized and unrealized gain on investments               0.00(a)          --           0.00(a)         0.00(a)         0.00(a)
------------------------------------------------------------------------------------------------------------------------------------
  Net increase from investment operations                 $    0.00       $   0.01       $   0.04        $   0.05        $   0.04
Distributions to shareowners:
 Net investment income                                        (0.00)(a)      (0.01)         (0.04)          (0.05)          (0.04)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                $      --       $     --       $    --         $    --         $    --
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                            $    1.00       $   1.00       $   1.00        $   1.00        $   1.00
====================================================================================================================================
Total return*                                                  0.05%          1.21%          3.76%           4.98%           3.95%
Ratio of net expenses to average net assets+                   0.33%          0.53%          0.50%           0.49%           0.50%
Ratio of net investment income to average net assets+          0.04%          1.37%          3.66%           4.87%           4.00%
Net assets, end of period (in thousands)                  $ 140,151       $341,752       $547,357        $457,109        $275,460
Ratios with no waiver of fees and assumptions of
 expenses by the Adviser and no reduction for
 fees paid indirectly:
 Net expenses                                                  0.56%          0.57%          0.50%           0.49%           0.55%
 Net investment income (loss)                                 (0.19)%         1.33%          3.66%           4.87%           3.95%
Ratios with waiver of fees and assumptions of
 expenses by the Adviser and no reduction for
 fees paid indirectly:
 Net expenses                                                  0.33%          0.53%          0.50%           0.49%           0.50%
 Net investment income                                         0.04%          1.37%          3.66%           4.87%           4.00%
====================================================================================================================================

(a) Amount rounds to less than $0.01 or $(0.01) per share.
(b) Pioneer Investment Management, Inc. became the Fund's adviser on September 23, 2005.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, and the complete redemption of the investment at net asset value at the end of each period.
+   Ratio with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

         Pioneer Institutional Money Market Fund | Annual Report | 7/31/10    23

------------------------------------------------------------------------------------------------------------------------------------
                                                          Year Ended      Year Ended      Year Ended      Year Ended     Year Ended
                                                          7/31/10         7/31/09         7/31/08         7/31/07        7/31/06 (b)
------------------------------------------------------------------------------------------------------------------------------------
Class 3
Net asset value, beginning of period                      $    1.00        $  1.00        $   1.00        $   1.00       $   1.00
------------------------------------------------------------------------------------------------------------------------------------
Increase from investment operations:
 Net investment income                                    $    0.00(a)     $  0.01        $   0.03        $   0.05       $   0.04
 Net realized and unrealized gain on investments               0.00(a)          --            0.00(a)         0.00(a)         --
------------------------------------------------------------------------------------------------------------------------------------
  Net increase from investment operations                 $    0.00        $  0.01        $   0.03        $   0.05       $   0.04
Distributions to shareowners:
 Net investment income                                        (0.00)(a)      (0.01)          (0.03)          (0.05)         (0.04)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                $      --        $    --        $    --         $    --        $    --
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                            $    1.00        $  1.00        $   1.00        $   1.00       $   1.00
====================================================================================================================================
Total return*                                                  0.05%          0.98%           3.50%           4.72%          3.70%
Ratio of net expenses to average net assets+                   0.32%          0.76%           0.75%           0.74%          0.75%
Ratio of net investment income to average net assets+          0.03%          1.23%           3.35%           4.61%          3.71%
Net assets, end of period (in thousands)                  $  40,991        $82,794        $163,795        $136,912       $ 77,978
Ratios with no waiver of fees and assumptions of
 expenses by the Adviser and no reduction for
 fees paid indirectly:
 Net expenses                                                  0.81%          0.82%           0.75%           0.74%          0.80%
 Net investment income (loss)                                 (0.46)%         1.17%           3.35%           4.61%          3.66%
Ratios with waiver of fees and assumptions of
 expenses by the Adviser and no reduction for
 fees paid indirectly:
 Net expenses                                                  0.32%          0.76%           0.75%           0.74%          0.75%
 Net investment income                                         0.03%          1.23%           3.35%           4.61%          3.71%
====================================================================================================================================

(a) Amount rounds to less than $0.01 or $(0.01) per share.
(b) Pioneer Investment Management, Inc. became the Fund's adviser on September 23, 2005.
* Assumes initial investment at net asset value at the beginning of the period, reinvestment of all distributions, and the complete redemption of the investment at net asset value at each end of each period.
+   Ratio with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

24    Pioneer Institutional Money Market Fund | Annual Report | 7/31/10

Notes to Financial Statements | 7/31/10

1. Organization and Significant Accounting Policies

Pioneer Institutional Money Market Fund (the Fund) is one of four portfolios comprising Pioneer Series Trust IV, a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund is the successor to the AmSouth Institutional Prime Obligations Money Market Fund. The investment objective of the Fund is to provide high current income, preservation of capital and liquidity.

The Fund offers three classes of shares designated as Class 1, Class 2, and Class 3 shares. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class 1 shares.

Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.


        Pioneer Institutional Money Market Fund | Annual Report | 7/31/10     25

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:


A. Security Valuation

   Security transactions are recorded as of trade date. Securities are valued at amortized cost, which approximates fair market value. Mutual funds are valued at net asset value. Investments purchased at a discount or premium are valued by amortizing the difference between the original purchase price and maturity value of the issue over the period to maturity. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis.


B. Federal Income Taxes

   It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. Tax years for the prior three fiscal years are subject to examination by tax authorities.

   The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the sources of the Fund's distributions may be shown in the accompanying financial statements as from or in excess of net investment income or as from net realized gain on investment transactions, or as from paid-in capital, depending on the type of book/tax differences that may exist.

   At July 31, 2010, the Fund has reclassified $3,998 to increase undistributed net investment income and $3,998 to decrease accumulated net realized gain on investments to reflect permanent book/tax differences. The reclassification has no impact on the net assets of the Fund and presents the Fund's capital accounts on a tax basis.

   The tax character of distributions paid during the years ended July 31, 2010 and July 31, 2009 was as follows:


--------------------------------------------------------------------------------
                                                 2010                      2009
--------------------------------------------------------------------------------
   Distributions paid from:
   Ordinary income                           $268,777               $9,846,655
--------------------------------------------------------------------------------
      Total                                  $268,777               $9,846,655
================================================================================

26     Pioneer Institutional Money Market Fund | Annual Report | 7/31/10

  The following shows the components of distributable earnings on a federal income tax basis at July 31, 2010:

--------------------------------------------------------------------------------
                                                                          2010
--------------------------------------------------------------------------------
   Distributable earnings:
   Undistributed ordinary income                                      $143,177
   Undistributed long-term gain                                          3,063
   Dividend payable                                                       (426)
--------------------------------------------------------------------------------
      Total                                                           $145,814
================================================================================

C. Fund Shares

   The Fund records sales and repurchases of its shares as of trade date. The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends.


D. Class Allocations

   Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

   Distribution fees are calculated based on the average daily net asset value attributable to Class 2 and Class 3 shares of the Fund, respectively (see
   Note 4). Class 1 shares do not pay distribution fees. Shareowners of each class participate in all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

   Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class 1, Class 2 and Class 3 shares can reflect different transfer agent and distribution expense rates.


E. Repurchase Agreements

   With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian or a subcustodian of the Fund. The Fund's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.


        Pioneer Institutional Money Market Fund | Annual Report | 7/31/10     27

2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.20% of the Fund's average daily net assets.

PIM has contractually agreed to limit ordinary operating expenses to the extent required to reduce Fund expenses to 0.25%, 0.50% and 0.75% of the average daily net assets attributable to Class 1, Class 2 and Class 3 shares, respectively. These expense limitations are in effect through December 1, 2011. There can be no assurance that PIM will extend the expense limitation agreement for a class of shares beyond the date referred to above.

PIM has agreed to limit the Fund's expenses for any class of shares or waive a portion of its management fee in an effort to maintain a net asset value of $1.00 per share. From time to time, PIM and its affiliates may limit the expenses of one or more classes for the purpose of avoiding a negative yield or increasing the Fund's yield during the period of the limitation. This expense limitation is voluntary and temporary and may be revised or terminated at any time without notice.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $2,911 in management fees, administrative costs and certain other reimbursements payable to PIM at July 31, 2010.


3. Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates.

In addition, the Fund reimburses PIMSS for out-of-pocket expenses incurred by PIMSS related to shareholder communication activities such as proxy and statement mailings, outgoing phone calls and omnibus relationship contracts. For the year ended July 31, 2010, such out-of-pocket expenses by class of shares were as follows:

--------------------------------------------------------------------------------
 Shareholder Communications:
--------------------------------------------------------------------------------
 Class 1                                                               $ 9,746
 Class 2                                                                 9,899
 Class 3                                                                 4,764
--------------------------------------------------------------------------------
    Total                                                              $24,409
================================================================================

Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $ 2,335 in transfer agent fees and out-of-pocket reimbursements payable to PIMSS at July 31, 2010.


28     Pioneer Institutional Money Market Fund | Annual Report | 7/31/10

4. Distribution Plan

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class 2 and Class 3 shares. Pursuant to the Plan, the Fund pays Pioneer Funds Distributor, Inc. (PFD), its principal underwriter and a wholly owned indirect subsidiary of UniCredit, 0.25% of the average daily net assets attributable to Class 2 shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class 2 shares. Pursuant to the Plan, the Fund also pays PFD 0.50% of the average daily net assets attributable to Class 3 shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class 3 shares. There are no distribution or service fees charged for Class 1 shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $3,098 in distribution fees payable to PFD at July 31, 2010.


5. Expense Offset Arrangements

The Fund has entered into certain expense offset arrangements with PIMSS which may result in a reduction in the Fund's total expenses due to interest earned on cash held by PIMSS. For the year ended July 31, 2010, the Fund's expenses were not reduced under such arrangements.


6. Subsequent Events

In preparing these financial statements, PIM has evaluated the impact of all events and transactions for potential recognition or disclosure and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.


        Pioneer Institutional Money Market Fund | Annual Report | 7/31/10     29

Report of Independent Registered Public Accounting Firm


To the Board of Trustees of Pioneer Series Trust IV and the Shareowners of Pioneer Institutional Money Market Fund:
--------------------------------------------------------------------------------
We have audited the accompanying statement of assets and liabilities of Pioneer Institutional Money Market Fund, one of the portfolios constituting Pioneer Series Trust IV (the "Trust"), including the schedule of investments, as of July 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2010 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Institutional Money Market Fund at July, 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.


                                                /s/ Ernst & Young LLP


Boston, Massachusetts
September 24, 2010

30     Pioneer Institutional Money Market Fund | Annual Report | 7/31/10

ADDITIONAL INFORMATION (unaudited)

The percentages of the Fund's ordinary income distributions that are exempt from nonresident alien (NRA) tax withholding resulting from qualified interest income and qualified short term gains were 85.3% and 0.0%, respectively.


        Pioneer Institutional Money Market Fund | Annual Report | 7/31/10     31

Trustees, Officers and Service Providers


Investment Adviser
Pioneer Investment Management, Inc.


Custodian
Brown Brothers Harriman & Co.


Independent Registered Public Accounting Firm
Ernst & Young LLP


Principal Underwriter
Pioneer Funds Distributor, Inc.


Legal Counsel
Bingham McCutchen LLP


Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.


Trustees and Officers

The Fund's Trustees and officers are listed below, together with their principal occupations during at least the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a Trustee of each of the 58 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.


32     Pioneer Institutional Money Market Fund | Annual Report | 7/31/10

Interested Trustees

                     Position Held      Length of Service                                                       Other Directorships
 Name and Age        with the Fund      and Term of Office          Principal Occupation(s)                     Held by this Trustee
------------------------------------------------------------------------------------------------------------------------------------
John F. Cogan, Jr.   Chairman of the    Trustee since 2005.         Non-Executive Chairman and a director of    None
(84)*                Board, Trustee     Serves until a successor    Pioneer Investment Management USA Inc.
                     and President      trustee is elected or       ("PIM-USA"); Chairman and a director of
                                        earlier retirement or       Pioneer; Chairman and Director of
                                        removal.                    Pioneer Institutional Asset Management,
                                                                    Inc. (since 2006); Director of Pioneer
                                                                    Alternative Investment Management
                                                                    Limited (Dublin); President and a direc-
                                                                    tor of Pioneer Alternative Investment
                                                                    Management (Bermuda) Limited and
                                                                    affiliated funds; Deputy Chairman and a
                                                                    director of Pioneer Global Asset
                                                                    Management S.p.A. ("PGAM") (until April
                                                                    2010); Director of PIOGLOBAL Real Estate
                                                                    Investment Fund (Russia) (until June
                                                                    2006); Director of Nano-C, Inc. (since
                                                                    2003); Director of Cole Management Inc.
                                                                    (since 2004); Director of Fiduciary
                                                                    Counseling, Inc.; President and Director
                                                                    of Pioneer Funds Distributor, Inc.
                                                                    ("PFD") (until May 2006); President of
                                                                    all of the Pioneer Funds; and Of
                                                                    Counsel, Wilmer Cutler Pickering Hale
                                                                    and Dorr LLP
------------------------------------------------------------------------------------------------------------------------------------
Daniel K. Kingsbury  Trustee and        Trustee since 2007.         Director, CEO and President of PIM-USA      None
(51)*                Executive          Serves until a successor    (since February 2007); Director and
                     Vice President     trustee is elected or       President of Pioneer and Pioneer
                                        earlier retirement or       Institutional Asset Management, Inc.
                                        removal.                    (since February 2007); Executive Vice
                                                                    President of all of the Pioneer Funds
                                                                    (since March 2007); Director of PGAM
                                                                    (2007 - 2010); Head of New Europe
                                                                    Division, PGAM (2000 - 2005); and Head
                                                                    of New Markets Division, PGAM (2005 -
                                                                    2007)
------------------------------------------------------------------------------------------------------------------------------------
* Mr. Cogan and Mr. Kingsbury are Interested Trustees because they are officers or directors of the Fund's investment adviser and certain of its affiliates.


             Pioneer Institutional Money Market Fund | Annual Report | 7/31/10
  33

Independent Trustees

------------------------------------------------------------------------------------------------------------------------------------
                     Position Held      Length of Service                                                       Other Directorships
Name and Age         with the Fund      and Term of Office          Principal Occupation(s)                     Held by this Trustee
------------------------------------------------------------------------------------------------------------------------------------
David R. Bock (66)   Trustee            Trustee since 2005.         Interim Chief Executive Officer, Oxford     Director of
                                        Serves until a successor    Analytica, Inc. (privately held research    Enterprise Com-
                                        trustee is elected or       and consulting company) (2010 -             munity Investment,
                                        earlier retirement or       present); Managing Partner, Federal         Inc. (privately held
                                        removal.                    City Capital Advisors (corporate            affordable housing
                                                                    advisory services company) (1997 - 2004     finance company)
                                                                    and 2008 - present); Executive Vice         (1985 - present);
                                                                    President and Chief Financial Officer,      Director of Oxford
                                                                    I-trax, Inc. (publicly traded health        Analytica, Inc.
                                                                    care services company) (2004 - 2007);       (2008 - present);
                                                                    and Executive Vice President and Chief      and Director of
                                                                    Financial Officer, Pedestal Inc.            New York Mortgage
                                                                    (internet-based mortgage trading            Trust (publicly
                                                                    company) (2000 - 2002)                      traded mortgage
                                                                                                                REIT) (2004 - 2009)
------------------------------------------------------------------------------------------------------------------------------------
Mary K. Bush (62)    Trustee            Trustee since 2005.         President, Bush International, LLC          Director of Marriott
                                        Serves until a successor    (international financial advisory           International,
                                        trustee is elected or       firm) (1991 - present); Managing            Inc. (2008 -
                                        earlier retirement or       Director, Federal Housing Finance Board     present); Director
                                        removal.                    (oversight of Federal Home Loan Bank        of Discover
                                                                    system) (1989 - 1991); Vice President       Financial Services
                                                                    and Head of International Finance,          (credit card issuer
                                                                    Federal National Mortgage Association       and electronic
                                                                    (1988 - 1989); U.S. Alternate Executive     payment services)
                                                                    Director, International Monetary Fund       (2007 - present);
                                                                    (1984 - 1988); Executive Assistant to       Former Director of
                                                                    Deputy Secretary of the U.S. Treasury,      Briggs & Stratton
                                                                    U.S. Treasury Department (1982 - 1984);     Co. (engine
                                                                    and Vice President and Team Leader in       manufacturer) (2004
                                                                    Corporate Banking, Bankers Trust Co.        - 2009); Director of
                                                                    (1976 - 1982)                               UAL Corporation
                                                                                                                (airline holding
                                                                                                                company) (2006 -
                                                                                                                present); Director
                                                                                                                of Man-Tech
                                                                                                                International
                                                                                                                Corporation
                                                                                                                (national security,
                                                                                                                defense, and
                                                                                                                intelligence
                                                                                                                technology firm)
                                                                                                                (2006 - present);
                                                                                                                Member, Board

34    Pioneer Institutional Money Market Fund | Annual Report | 7/31/10

----------------------------------------------------------------------------------------------------------------------------------
                        Position Held   Length of Service                                                     Other Directorships
Name and Age            with the Fund   and Term of Office          Principal Occupation(s)                   Held by this Trustee
----------------------------------------------------------------------------------------------------------------------------------
Mary K. Bush (continued)                                                                                      of Governors,
                                                                                                              Investment Company
                                                                                                              Institute (2007 -
                                                                                                              present); Former
                                                                                                              Director of Brady
                                                                                                              Corporation (2000 -
                                                                                                              2007); Former
                                                                                                              Director of Mortgage
                                                                                                              Guaranty Insurance
                                                                                                              Corporation (1991 -
                                                                                                              2006); Former
                                                                                                              Director of
                                                                                                              Millennium
                                                                                                              Chemicals, Inc.
                                                                                                              (commodity
                                                                                                              chemicals) (2002 -
                                                                                                              2005); Former
                                                                                                              Director, R.J.
                                                                                                              Reynolds Tobacco
                                                                                                              Holdings, Inc.
                                                                                                              (tobacco) (1999 -
                                                                                                              2005); and Former
                                                                                                              Director of Texaco,
                                                                                                              Inc. (1997 - 2001)
----------------------------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman    Trustee         Trustee since 2008.         William Joseph Maier Professor of         Trustee, Mellon
(65)                                    Serves until a successor    Political Economy, Harvard University     Institutional Funds
                                        trustee is elected or       (1972 - present)                          Investment Trust and
                                        earlier retirement or                                                 Mellon Institutional
                                        removal.                                                              Funds Master
                                                                                                              Portfolio (oversaw
                                                                                                              17 portfolios in
                                                                                                              fund complex)
                                                                                                              (1989 - 2008)
----------------------------------------------------------------------------------------------------------------------------------


         Pioneer Institutional Money Market Fund | Annual Report | 7/31/10    35

------------------------------------------------------------------------------------------------------------------------------------
                     Position Held      Length of Service                                                       Other Directorships
Name and Age         with the Fund      and Term of Office          Principal Occupation(s)                     Held by this Trustee
------------------------------------------------------------------------------------------------------------------------------------
Margaret B.W.        Trustee            Trustee since 2005.         Founding Director, Vice President and       None
Graham (63)                             Serves until a successor    Corporate Secretary, The Winthrop Group,
                                        trustee is elected or       Inc. (consulting firm) (1982 - present);
                                        earlier retirement or       Desautels Faculty of Management, McGill
                                        removal.                    University (1999 - present); and Manager
                                                                    of Research Operations and Organiza-
                                                                    tional Learning, Xerox PARC, Xerox's
                                                                    Advance Research Center (1990 - 1994)
------------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (59) Trustee            Trustee since 2006.         Chief Executive Officer, Quadriserv,        Director, Broadridge
                                        Serves until a successor    Inc. (technology products for securities    Financial
                                        trustee is elected or       lending industry) (2008 - present);         Solutions, Inc.
                                        earlier retirement or       Private investor (2004 - 2008); and         (investor
                                        removal.                    Senior Executive Vice President, The        communications and
                                                                    Bank of New York (financial and             securities
                                                                    securities services) (1986 - 2004)          processing provider
                                                                                                                for financial
                                                                                                                services industry)
                                                                                                                (2009 - present);
                                                                                                                and Director,
                                                                                                                Quadriserv, Inc.
                                                                                                                (2005 - present)
------------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret  Trustee            Trustee since 2005.         President and Chief Executive Officer,      Director of New
(62)                                    Serves until a successor    Newbury, Piret & Company, Inc.              America High Income
                                        trustee is elected or       (investment banking firm) (1981 -           Fund, Inc.
                                        earlier retirement or       present)                                    (closed-end
                                        removal.                                                                investment company)
                                                                                                                (2004 - present);
                                                                                                                and Member, Board of
                                                                                                                Governors,
                                                                                                                Investment Company
                                                                                                                Institute (2000 -
                                                                                                                2006)
------------------------------------------------------------------------------------------------------------------------------------


36    Pioneer Institutional Money Market Fund | Annual Report | 7/31/10

Fund Officers

------------------------------------------------------------------------------------------------------------------------------------
                     Position Held      Length of Service                                                       Other Directorships
 Name and Age        with the Fund      and Term of Office          Principal Occupation(s)                     Held by this Officer
------------------------------------------------------------------------------------------------------------------------------------
Christopher J.       Secretary          Since 2010. Serves at       Vice President and Associate General        None
Kelley (45)                             the discretion of the       Counsel of Pioneer since January 2008
                                        Board.                      and Secretary of all of the Pioneer
                                                                    Funds since June 2010; Assistant
                                                                    Secretary of all of the Pioneer Funds
                                                                    from September 2003 to May 2010; and
                                                                    Vice President and Senior Counsel of
                                                                    Pioneer from July 2002 to December 2007
------------------------------------------------------------------------------------------------------------------------------------
Carol B. Hannigan    Assistant          Since 2010. Serves at       Fund Governance Director of Pioneer         None
(49)                 Secretary          the discretion of the       since December 2006 and Assistant
                                        Board.                      Secretary of all the Pioneer Funds since
                                                                    June 2010; Manager -- Fund Governance of
                                                                    Pioneer from December 2003 to November
                                                                    2006; and Senior Paralegal of Pioneer
                                                                    from January 2000 to November 2003
------------------------------------------------------------------------------------------------------------------------------------
Thomas Reyes (47)    Assistant          Since 2010. Serves at       Counsel of Pioneer since June 2007 and      None
                     Secretary          the discretion of the       Assistant Secretary of all the Pioneer
                                        Board.                      Funds since June 2010; and Vice
                                                                    President and Counsel at State Street
                                                                    Bank from October 2004 to June 2007
------------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (50) Treasurer          Since 2008. Serves at       Vice President -- Fund Accounting,          None
                                        the discretion of the       Administration and Controllership
                                        Board.                      Services of Pioneer; and Treasurer of
                                                                    all of the Pioneer Funds since March
                                                                    2008; Deputy Treasurer of Pioneer from
                                                                    March 2004 to February 2008; Assistant
                                                                    Treasurer of all of the Pioneer Funds
                                                                    from March 2004 to February 2008; and
                                                                    Treasurer and Senior Vice President, CDC
                                                                    IXIS Asset Management Services, from
                                                                    2002 to 2003
------------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti     Assistant          Since 2005. Serves at       Assistant Vice President -- Fund            None
(45)                 Treasurer          the discretion of the       Accounting, Administration and
                                        Board.                      Controllership Services of Pioneer; and
                                                                    Assistant Treasurer of all of the
                                                                    Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (52)   Assistant          Since 2005. Serves at       Fund Accounting Manager -- Fund             None
                     Treasurer          the discretion of the       Accounting, Administration and
                                        Board.                      Controllership Services of Pioneer; and
                                                                    Assistant Treasurer of all of the
                                                                    Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------

             Pioneer Institutional Money Market Fund | Annual Report | 7/31/10
  37

----------------------------------------------------------------------------------------------------------------------------------
                       Position Held      Length of Service                                                    Other Directorships
Name and Age           with the Fund      and Term of Office       Principal Occupation(s)                     Held by this Officer
----------------------------------------------------------------------------------------------------------------------------------
David F. Johnson       Assistant          Since 2009. Serves at    Fund Administration Manager -- Fund         None
(30)                   Treasurer          the discretion of the    Accounting, Administration and
                                          Board.                   Controllership Services since November
                                                                   2008; Assistant Treasurer of all of the
                                                                   Pioneer Funds since January 2009; and
                                                                   Client Service Manager -- Institutional
                                                                   Investor Services at State Street Bank
                                                                   from March 2003 to March 2007
----------------------------------------------------------------------------------------------------------------------------------
Jean M. Bradley (57)   Chief Compliance   Since 2010. Serves at    Chief Compliance Officer of Pioneer and     None
                       Officer            the discretion of the    of all the Pioneer Funds since March
                                          Board.                   2010; Director of Adviser and Portfolio
                                                                   Compliance at Pioneer since October
                                                                   2005; and Senior Compliance Officer for
                                                                   Columbia Management Advisers, Inc. from
                                                                   October 2003 to October 2005
----------------------------------------------------------------------------------------------------------------------------------




38    Pioneer Institutional Money Market Fund | Annual Report | 7/31/10

                           This page for your notes.

        Pioneer Institutional Money Market Fund | Annual Report | 7/31/10     39

                           This page for your notes.

40     Pioneer Institutional Money Market Fund | Annual Report | 7/31/10

                           This page for your notes.

        Pioneer Institutional Money Market Fund | Annual Report | 7/31/10     41

                           This page for your notes.

42     Pioneer Institutional Money Market Fund | Annual Report | 7/31/10

                           This page for your notes.

        Pioneer Institutional Money Market Fund | Annual Report | 7/31/10     43

                           This page for your notes.

44     Pioneer Institutional Money Market Fund | Annual Report | 7/31/10

How to Contact Pioneer


We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.


Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                               1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                            1-800-225-4321

Retirement plans information                                    1-800-622-0176



Write to us:
--------------------------------------------------------------------------------
PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014


Our toll-free fax                                               1-800-225-4240


Our internet e-mail address                 ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)



Visit our web site: www.pioneerinvestments.com





This report must be preceded or accompanied by a prospectus.

The Fund files a complete statement of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[LOGO] PIONEER
       Investments(R)

Pioneer Investment Management, Inc.
60 State Street
Boston, MA 02109
www.pioneerinvestments.com



Securities offered through Pioneer Funds Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
(C) 2010 Pioneer Investments 19424-04-0910



Pioneer Classic
Balanced Fund

--------------------------------------------------------------------------------
Annual Report | July 31, 2010
--------------------------------------------------------------------------------

Ticker Symbols:
Class A   AOBLX
Class B   ASBBX
Class C   PCBCX
Class Y   AYBLX


[LOGO] PIONEER
       Investments(R)
                        visit us: pioneerinvestments.com

Table of Contents


Letter to Shareowners                                                          2
Portfolio Management Discussion                                                4
Portfolio Summary                                                              9
Prices and Distributions                                                      10
Performance Update                                                            11
Comparing Ongoing Fund Expenses                                               15
Schedule of Investments                                                       17
Financial Statements                                                          40
Notes to Financial Statements                                                 48
Report of Independent Registered Public Accounting Firm                       57
Trustees, Officers and Service Providers                                      59


                   Pioneer Classic Balanced Fund | Annual Report | 7/31/10     1

President's Letter


Dear Shareowner,

Stock and bond markets around the globe have begun to recover over the past year from one of their most tumultuous periods in history. This is a welcome relief, and we are generally optimistic about the prospects for the economy going forward. Still, challenges remain. Unemployment is high; consumer demand and loan growth are weak; and housing has not returned to normal.

At Pioneer, we have long advocated the benefits of investing for the long term. This strategy has generally performed well for many investors. Those who remained invested in the market during the downturn have most likely seen their portfolios start to recover over the past year, as the Dow Jones Industrial Average climbed back from the depressed levels we saw in early 2009. Many bond investors have similarly seen a strong rebound, with a broad-based recovery occurring across many different fixed-income asset classes. The riskiest asset classes, such as high-yield bonds, outperformed other fixed-income asset classes during most of 2009.

At Pioneer, we are not changing the approach to investing that we have used for more than 80 years. We remain focused on company fundamentals and risk management. Our investment process is based on careful research into individual companies, quantitative analysis, and active portfolio management. This three-pillared process, which we apply to each of our portfolios, is supported by an integrated team approach and is designed to carefully balance risk and reward. While we see potential opportunities for making money in many corners of the markets around the globe, it takes research and experience to separate solid investment opportunities from speculation.

Following this difficult period, many investors are rethinking their approach to investing and risk management. Some are questioning whether the basic investment principles they were taught in the past are still useful in today's markets. Complicating matters is that financial markets remain unpredictable. Our advice, as always, is to work closely with a trusted financial advisor to discuss your goals and work together to develop an investment strategy that meets your individual needs. There is no single best strategy that works for every investor.


2     Pioneer Classic Balanced Fund | Annual Report | 7/31/10

We invite you to learn more about Pioneer and our time-tested approach to investing by consulting with your financial advisor or visiting us online at www.pioneerinvestments.com. We greatly appreciate your trust in us and we thank you for investing with Pioneer.

Sincerely,



/s/ Daniel K. Kingsbury

Daniel K. Kingsbury
President and CEO
Pioneer Investment Management USA, Inc.


Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.


                   Pioneer Classic Balanced Fund | Annual Report | 7/31/10     3

Portfolio Management Discussion | 7/31/10

The environment for equity investing changed significantly during the 12 months ended July 31, 2010. Equities rallied throughout the first half of the 12-month period as the markets anticipated that the economy would surge back from the severe recession of 2008 and 2009. However, the stock rally stalled when the investment environment became more volatile over much of the second half of the 12-month period amid concerns about the resiliency of the economic recovery. Meanwhile, corporate bonds performed well throughout the 12 months ended July 31, 2010, as corporations strengthened their balance sheets and investors became more comfortable with the credit risks of higher-yielding securities. In the following interview, Portfolio Managers Walter Hunnewell, Jr., and Richard Schlanger discuss the factors that influenced the performance of Pioneer Classic Balanced Fund over the Fund's fiscal year ended July 31, 2010. Mr. Hunnewell manages the equity portfolio of the Fund, while Mr. Schlanger is portfolio manager for the Fund's fixed-income investments.

Q  How did the Fund perform during the 12 months ended July 31, 2010?

A Pioneer Classic Balanced Fund Class A shares returned 10.07% at net asset value over the 12 months ended July 31, 2010, while the Fund's benchmarks, the Standard & Poor's 500 Index (the S&P 500) and the Barclays Capital Government/Credit Bond Index, returned 13.84% and 8.94%, respectively. Over the same period, the average return of the 502 funds in Lipper's Mixed-Asset Target Allocation/Moderate category was 11.87%.

Q What were the principal factors affecting the Fund's performance over the 12 months ended July 31, 2010?

A The Fund's emphasis on equities helped drive strong results over the first half of the period, but stock selection in the financials, consumer staples and information technology sectors tended to hold back results during the final six months. The overall emphasis on corporate debt within the Fund's fixed-income portfolio had a positive influence on results throughout the fiscal year ended July 31, 2010.

   The Fund was positioned with an overweight in equities -- the equity portfolio typically accounted for 62% to 63% of total Fund assets throughout the 12-month period. We believe the emphasis made sense, given historically low interest rates and the clear commitment of the Federal government and monetary authorities to do everything they could to stimulate growth by promoting consumption and industrial production. Equity prices continued to look attractive, with many dividend-paying stocks selling at particularly appealing prices.


4     Pioneer Classic Balanced Fund | Annual Report | 7/31/10

Q What was your equity strategy during the year and how did this strategy affect the Fund's performance?

A We maintained overweighted positions in the health care, industrials and materials sectors, while underweighting the Fund to the financials and utilities sectors. We emphasized stocks in health care because they appeared inexpensive, with many also offering high dividend yields. We also sought out attractive industrials companies that we believed could benefit from global growth trends, especially in emerging markets, and we saw materials investments as another way to capture the benefit of cyclical growth trends while also gaining a hedge against potential future inflationary pressures. We underweighted the Fund to financials because we remained skeptical about the earnings forecasts for many large financial companies. We also did not see good relative value in the utilities sector. Over the 12 months ended July 31, 2010, we continued to look for opportunities in higher-yielding equities.

   The principal factor holding back results of the equity portfolio, especially during the second six months of the Fund's fiscal year ended July 31, 2010, was stock selection in the financials and consumer staples sectors. Those negative factors were partially offset by the positive effects of the Fund's overweighted position and good stock selection in the industrials sector, and favorable security selection in telecommunication services. The Fund's overweighted position in health care did not help performance, though, as uncertainties over the ultimate effects of national health care legislation caused the sector to underperform, generally. Nevertheless, good security selection in health care helped offset the negative effects of the overweighted sector position.

Q What were some of the individual stock selections that influenced the Fund's performance, either positively or negatively, over the 12 months ended July 31, 2010?

A In industrials, two leading contributors were investments in Emerson Electric and United Technologies. Both companies are good examples of our decision to look for opportunities in enterprises that could benefit from the global growth theme. Emerson Electric is a leading producer of process management systems used in a variety of industries, including chemicals, energy refining and power generation. It also produces industrial equipment, including highly-efficient components for air conditioning systems. United Technologies is a diversified industrials company that has benefited from growing demand in emerging markets, including demand for elevators in high-rise buildings in rapidly growing cities in China. In the telecommunication services group, the leading contributor to performance was an


                   Pioneer Classic Balanced Fund | Annual Report | 7/31/10     5
   investment in Windstream, an Arkansas-based corporation providing telecommunication services in rural areas in many states. Other equity investments that made noteworthy contributions to the Fund's performance included McDonald's, which has enjoyed significant growth overseas, and Citrix Systems, an information technology corporation that is a leader in products that maximize computing power across both networks and desktops.
   One of the biggest supports to performance of the Fund's equity portfolio came from our decision not to own integrated oil giant ExxonMobil, as its stock significantly underperformed oil services/exploration and production companies in the energy sector.

   Most of the more significant disappointments in the Fund's equity holdings came during the second half of the 12-month period ended July 31, 2010. Among financials holdings, the leading detractor from performance was a position in investment banking firm Lazard. While we believed the firm's emphasis on fee income and advisory services made it less vulnerable to the potential effects of new financial regulations, the stock declined during the fiscal year's second half amid concerns that a sluggish economic recovery would limit merger-and-acquisition activity. Moreover, weakness in the euro raised doubts about Lazard's potential exposure at the same time that the estate of the company's late chief executive was disposing of stock. Diamond Offshore, a leading company in deepwater oil and gas drilling operations, declined during the 12-month period because of concerns about the effects of the Deepwater Horizon catastrophe and the resulting moratorium on drilling in the Gulf of Mexico. The concerns arose even though Diamond provided no equipment or services at the Deepwater Horizon well site. A significant detractor from the Fund's performance in health care was Teva Pharmaceuticals, the leading producer of generic drugs. The firm underperformed because of worries about potential competition against a proprietary product it produces for the treatment of multiple sclerosis. Despite these disappointments, we continued to hold positions in Lazard and Teva because of our favorable view of their longer-term prospects. Also holding back the Fund's equity results was our decision to not invest in Apple, whose popular consumer products continued to drive its stock price.

Q What was your fixed-income strategy during the 12 months ended July 31, 2010, and how did the strategy affect the Fund's performance?

A Throughout the 12-month period, we retained a strong emphasis on corporate bonds, especially investment-grade bonds. That emphasis had a strong, positive impact on the Fund's performance, as corporate securities, especially lower-rated debt, significantly outperformed, particularly during the second six months of the Fund's fiscal year. We continued to focus on corporations that we believed would benefit from an improving economy, a low-interest-rate environment and a steep yield curve (which reflects the difference between yields of short- and long-term bonds). At the end of the


6     Pioneer Classic Balanced Fund | Annual Report | 7/31/10

   Fund's fiscal year on July 31, 2010, 37% of the Fund's fixed-income assets were invested in BBB-rated corporates, and another 21.4% were invested in A-rated corporates. Over the final six months of the period, we slightly increased the Fund's exposure to high-yield corporates, with ratings of BB+ or lower, from 4.9% of portfolio assets to 5.1%. The emphasis on lower-rated investment-grade bonds as well as the greater exposure to higher-yielding bonds helped Fund performance significantly during the period, as lower-rated securities generally outperformed higher-rated bonds. Specific corporate bond holdings that proved particularly helpful included the debt of Hanover Insurance and several non-agency mortgage-backed securities.

   We gradually reduced the Fund's exposure to government-agency mortgage-backed securities, as we were concerned about the potential vulnerability of their higher prices when the Federal Reserve Board (the
   Fed) stopped buying these securities. In addition, we were worried about the effects of a potential new wave of mortgage refinancing. In the final six months of the 12-month period ended July 31, 2010, we slightly lengthened the duration of the Fund's portfolio -- from 3.81 years to 4.03 years. (Duration is a measure of price sensitivity to changes in interest rates.)

   Although the Fund's exposure to corporate debt generally aided performance, the underweighted position in long-maturity Treasuries was not helpful when Treasuries staged a rally, especially in the final six months of the 12-month period.

Q  What is your investment outlook?

A We are generally optimistic that the economy will continue to strengthen and that the Fed will do everything in its power to promote an economic expansion, even at the risk of further increasing inflationary pressures in the future. We think the present accommodative policies of the Fed are likely to continue well into 2011. Despite continued worries about high unemployment, the economy appears to be continuing to expand and emerge from its deep recession, although at a relatively modest pace, reflecting the continuing efforts of both corporations and individual households to de-lever, or reduce debt.

   We remain positive about the corporate sector, in particular, in our fixed-income strategy for the Fund. Corporations today generally have very strong balance sheets and an increasing number of investors appear to see less risk in corporate bonds compared to other asset classes. Corporate securities, with their higher yields than government bonds, also look attractive to the many members of the baby boomer generation who are nearing retirement and looking for less-risky ways to capture reliable returns.

   We also remain positive about the general outlook for equities, although the investment environment is clouded by government fiscal concerns and the



                   Pioneer Classic Balanced Fund | Annual Report | 7/31/10     7
   potential effects of greater government regulation in the financial and health care sectors. Nevertheless, corporations appear to have the financial health to find and invest in promising growth opportunities. We have positioned the Fund's equity portfolio with overweights in the industrials and consumer discretionary sectors, both of which should do well as the economy expands. The Fund also remains overweighted in select health care stocks that are attractively valued and offer good current yield in addition to growth potential. We intend to continue to invest the Fund in high-dividend stocks and in companies that we think are financially strong enough to increase their dividend payouts as they improve earnings.

Please refer to the Schedule of Investments on pages 17-39 for a full listing of Fund securities.

When interest rates rise, the prices of fixed-income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Fund will generally rise. Investments in the Fund are subject to possible loss due to the financial failure of the issuers of the underlying securities and their inability to meet their debt obligations. Prepayment risk is the chance that mortgage-backed bonds will be paid off early if falling interest rates prompt homeowners to refinance their mortgages. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation associated with falling interest rates. The Fund may invest in REIT securities, the value of which can fall for a variety of reasons, such as declines in rental income, fluctuating interest rates, poor property management, environmental liabilities, uninsured damage, increased competition, or changes in real estate tax laws. Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions. The Fund may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-Backed securities are also subject to pre-payments. At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.


8     Pioneer Classic Balanced Fund | Annual Report | 7/31/10

Portfolio Summary | 7/31/10

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

U.S. Common Stocks                                      55.7%
U.S. Corporate Bonds                                    23.1%
U.S. Government Securities                               7.2%
Depositary Receipts for International Stocks             5.2%
Collateralized Mortgage Obligations                      4.0%
Temporary Cash Investments                               2.1%
Asset Backed Securities                                  1.2%
Municipal Bonds                                          0.8%
Preferred Domestic                                       0.5%
Foreign Government Bonds                                 0.1%
Convertible Corporate Bonds                              0.1%

Sector Distribution
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Financials                                              25.3%
Information Technology                                  13.5%
Industrials                                             10.4%
Energy                                                  10.1%
Health Care                                              9.3%
Consumer Discretionary                                   8.7%
Government                                               8.6%
Consumer Staples                                         5.4%
Materials                                                4.2%
Utilities                                                2.1%
Telecommunication Services                               2.0%
Unassigned                                               0.4%


10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total long-term holdings)


    1.    Teva Pharmaceutical Industries, Ltd.         2.46%
    2.    Emerson Electric Co.                         2.21
    3.    Philip Morris International, Inc.            2.10
    4.    McDonald's Corp.                             2.05
    5.    Abbott Laboratories, Inc.                    1.97
    6.    Cisco Systems, Inc.                          1.92
    7.    Lazard Ltd.                                  1.87
    8.    3M Co.                                       1.80
    9.    Royal Dutch Shell Plc (A.D.R.)               1.76
   10.    JPMorgan Chase & Co.                         1.56

This list excludes temporary cash and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.


                   Pioneer Classic Balanced Fund | Annual Report | 7/31/10     9

Prices and Distributions | 7/31/10

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
      Class                                     7/31/10           7/31/09
--------------------------------------------------------------------------------
       A                                        $ 8.49            $ 7.93
--------------------------------------------------------------------------------
       B                                        $ 8.43            $ 7.88
--------------------------------------------------------------------------------
       C                                        $ 8.47            $ 7.91
--------------------------------------------------------------------------------
       Y                                        $ 8.49            $ 7.93
--------------------------------------------------------------------------------

Distributions per Share: 8/1/09-7/31/10
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         Net Investment        Short-Term        Long-Term
      Class                 Income           Capital Gains     Capital Gains
--------------------------------------------------------------------------------
       A                  $ 0.2363               $ --             $ --
--------------------------------------------------------------------------------
       B                  $ 0.1667               $ --             $ --
--------------------------------------------------------------------------------
       C                  $ 0.1682               $ --             $ --
--------------------------------------------------------------------------------
       Y                  $ 0.2754               $ --             $ --
--------------------------------------------------------------------------------

The Standard & Poor's 500 Index (the S&P 500) is a commonly used measure of the broad U.S. stock market. The Barclays Capital (formerly Lehman Brothers) Government/Credit Bond Index measures the performance of all debt obligations of the U.S. government agencies and all investment-grade domestic corporate debt. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the indices.

The indices defined here pertain to the "Value of $10,000 Investment" charts on pages 11-14.


10     Pioneer Classic Balanced Fund | Annual Report | 7/31/10

Performance Update | 7/31/10                                      Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Classic Balanced Fund at public offering price, compared to that of the Standard & Poor's 500 Index and Barclays Capital Government/Credit Bond Index.


 Average Annual Total Returns
 (As of July 31, 2010)
--------------------------------------------------------------------------------
                                         Net Asset       Public Offering
 Period                                  Value (NAV)     Price (POP)
--------------------------------------------------------------------------------
 10 Years                                 4.59%          4.11%
 5 Years                                  2.81           1.88
 1 Year                                  10.07           5.17
--------------------------------------------------------------------------------
 Expense Ratio
 (Per prospectus dated December 1, 2009)
--------------------------------------------------------------------------------
                                         Gross           Net
--------------------------------------------------------------------------------
                                          1.42%          1.16%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MTN/LINE CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                                         Barclays Capital
                     Pioneer Classic     Government/Credit   Standard & Poor's
                      Balanced Fund        Bond Index           500 Index
                      -------------        ----------           ---------
7/00                        9550              10000               10000
                           10878              11271                8568
7/02                       10057              12047                6544
                           10895              12904                7241
7/04                       11806              13513                8194
                           13026              14181                9344
7/06                       14006              14309                9847
                           15465              15122               11434
7/08                       14302              16057               10166
                           13594              17203                8138
7/10                       14964              18741                9265

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

POP returns reflect deduction of the maximum 4.50% sales charge. NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through 12/1/11 for Class A shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Pioneer Classic Balanced Fund was created through the reorganization of AmSouth Balanced Fund on September 23, 2005. The performance shown for Class A and Class B shares of the Fund for periods prior to September 23, 2005, is based on the performance of AmSouth Balanced Fund's Class A and Class B shares prior to the reorganization, which has been restated to reflect differences in any applicable sales charges (but not differences in expenses). If the performance had been adjusted to reflect all differences in expenses, the performance of the Fund would be lower. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.


                  Pioneer Classic Balanced Fund | Annual Report | 7/31/10     11

Performance Update | 7/31/10                                      Class B Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Classic Balanced Fund, compared to that of the Standard & Poor's 500 Index and Barclays Capital Government/Credit Bond Index.


 Average Annual Total Returns
 (As of July 31, 2010)
--------------------------------------------------------------------------------
                                         If         If
 Period                                  Held       Redeemed
--------------------------------------------------------------------------------
 10 Years                                 3.74%        3.74%
 5 Years                                  1.91         1.91
 1 Year                                   9.12         5.12
--------------------------------------------------------------------------------
 Expense Ratio
 (Per prospectus dated December 1, 2009)
--------------------------------------------------------------------------------
                                         Gross      Net
--------------------------------------------------------------------------------
                                          2.32%        2.06%
--------------------------------------------------------------------------------


[THE FOLLOWING DATA WAS REPRESENTED AS A MTN/LINE CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                                         Barclays Capital
                     Pioneer Classic     Government/Credit   Standard & Poor's
                      Balanced Fund        Bond Index           500 Index
                      -------------        ----------           ---------
7/00                      10000             10000               10000
                          11303             11271                8568
7/02                      10380             12047                6544
                          11164             12904                7241
7/04                      12011             13513                8194
                          13140             14181                9344
7/06                      14002             14309                9847
                          15328             15122               11434
7/08                      14051             16057               10166
                          13233             17203                8138
7/10                      14440             18741                9265

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

"If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. "If Redeemed" returns reflect the deduction of applicable contingent deferred sales charge
(CDSC). The maximum CDSC is 4.0% and declines over five years.

All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through 12/1/11 for Class B shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Pioneer Classic Balanced Fund was created through the reorganization of AmSouth Balanced Fund on September 23, 2005. The performance shown for Class A and Class B shares of the Fund for periods prior to September 23, 2005, is based on the performance of AmSouth Balanced Fund's Class A and Class B shares prior to the reorganization, which has been restated to reflect differences in any applicable sales charges (but not differences in expenses). If the performance had been adjusted to reflect all differences in expenses, the performance of the Fund would be lower. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.


12     Pioneer Classic Balanced Fund | Annual Report | 7/31/10

Performance Update | 7/31/10                                      Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Classic Balanced Fund, compared to that of the Standard & Poor's 500 Index and Barclays Capital Government/Credit Bond Index.


 Average Annual Total Returns
 (As of July 31, 2010)
--------------------------------------------------------------------------------
                                         If         If
 Period                                  Held       Redeemed
--------------------------------------------------------------------------------
 10 Years                                 3.81%        3.81%
 5 Years                                  2.04         2.04
 1 Year                                   9.23         9.23
--------------------------------------------------------------------------------
 Expense Ratio
 (Per prospectus dated December 1, 2009)
--------------------------------------------------------------------------------
                                         Gross      Net
--------------------------------------------------------------------------------
                                          2.21%        2.06%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MTN/LINE CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                                         Barclays Capital
                     Pioneer Classic     Government/Credit   Standard & Poor's
                      Balanced Fund        Bond Index           500 Index
                      -------------        ----------           ---------
7/00                      10000             10000                 10000
                          11303             11271                  8568
7/02                      10380             12047                  6544
                          11164             12904                  7241
7/04                      12011             13513                  8194
                          13140             14181                  9344
7/06                      14078             14309                  9847
                          15421             15122                 11434
7/08                      14125             16057                 10166
                          13307             17203                  8138
7/10                      14535             18741                  9265

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through 12/1/11 for Class C shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Pioneer Classic Balanced Fund was created through the reorganization of AmSouth Balanced Fund on September 23, 2005. The performance shown for Class C shares for periods prior to September 23, 2005, is based upon the performance of the Predecessor Fund's Class B shares as adjusted to reflect sales charges applicable to Class C shares (but not other differences in expenses). If the performance had been adjusted to reflect all differences in expenses, the performance of the Fund would be lower. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.


                  Pioneer Classic Balanced Fund | Annual Report | 7/31/10     13

Performance Update | 7/31/10                                      Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Pioneer Classic Balanced Fund, compared to that of the Standard & Poor's 500 Index and Barclays Capital Government/Credit Bond Index.


 Average Annual Total Returns
 (As of July 31, 2010)
--------------------------------------------------------------------------------
                                            If          If
 Period                                     Held        Redeemed
--------------------------------------------------------------------------------
 10 Years                                    4.87%        4.87%
 5 Years                                     3.18         3.18
 1 Year                                     10.58        10.58
--------------------------------------------------------------------------------
 Expense Ratio
 (Per prospectus dated December 1, 2009)
--------------------------------------------------------------------------------
                                           Gross        Net
--------------------------------------------------------------------------------
                                             0.89%        0.89%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MTN/LINE CHART IN THE PRINTED MATERIAL]

Value of $5,000,000 Investment

                                         Barclays Capital
                     Pioneer Classic     Government/Credit   Standard & Poor's
                      Balanced Fund        Bond Index           500 Index
                      -------------        ----------           ---------
7/00                      5000000           5000000               5000000
                          5704747           5635299               4283871
7/02                      5290102           6023375               3272216
                          5739388           6451939               3620281
7/04                      6228131           6756513               4096773
                          6875788           7090368               4672139
7/06                      7418111           7154332               4923316
                          8220553           7561036               5717203
7/08                      7624813           8028272               5083118
                          7272308           8601373               4069086
7/10                      8041750           9370658               4632422


Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Pioneer Classic Balanced Fund was created through the reorganization of AmSouth Balanced Fund on September 23, 2005. The performance shown for Class Y shares of the Fund for periods prior to September 23, 2005, is based on the performance of AmSouth Balanced Fund's Class I shares prior to the reorganization, which has been restated to reflect differences in any applicable sales charges (but not differences in expenses). If the performance had been adjusted to reflect all differences in expenses, the performance of the Fund would be lower. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.


14     Pioneer Classic Balanced Fund | Annual Report | 7/31/10

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.


Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1)  Divide your account value by $1,000
     Example: an $8,600 account value [divided by] $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Classic Balanced Fund

Based on actual returns from February 1, 2010, through July 31, 2010.


-------------------------------------------------------------------------------------------------
 Share Class                            A                B                C                Y
-------------------------------------------------------------------------------------------------
 Beginning Account Value           $ 1,000.00       $ 1,000.00       $ 1,000.00       $ 1,000.00
 on 2/1/10
-------------------------------------------------------------------------------------------------
 Ending Account Value (after       $ 1,010.47       $ 1,007.11       $ 1,007.01       $ 1,012.92
 expenses) on 7/31/10
-------------------------------------------------------------------------------------------------
 Expenses Paid                     $     5.78       $    10.25       $    10.25       $     3.89
 During Period*
-------------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.16%, 2.06%, 2.06% and 0.78% for Class A, Class B, Class C and Class Y Shares respectively, multiplied by the average account value over the period multiplied by 181/365 (to reflect the partial year period).


                  Pioneer Classic Balanced Fund | Annual Report | 7/31/10     15

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Classic Balanced Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from February 1, 2010, through July 31, 2010.


-------------------------------------------------------------------------------------------------
 Share Class                            A                B                C                Y
-------------------------------------------------------------------------------------------------
 Beginning Account Value           $ 1,000.00       $ 1,000.00       $ 1,000.00       $ 1,000.00
 on 2/1/10
-------------------------------------------------------------------------------------------------
 Ending Account Value (after       $ 1,019.14       $ 1,014.58       $ 1,014.58       $ 1,020.93
 expenses) on 7/31/10
-------------------------------------------------------------------------------------------------
 Expenses Paid                     $     5.81       $    10.29       $    10.29       $     3.91
 During Period*
-------------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.16%, 2.06%, 2.06% and 0.78% for Class A, Class B, Class C and Class Y Shares respectively, multiplied by the average account value over the period multiplied by 181/365 (to reflect the partial year period).


16     Pioneer Classic Balanced Fund | Annual Report | 7/31/10

Schedule of Investments | 7/31/10


----------------------------------------------------------------------------------------------------
             Floating      S&P/Moody's
Principal    Rate (d)      Ratings
Amount ($)   (unaudited)   (unaudited)                                                   Value
----------------------------------------------------------------------------------------------------
                                         CONVERTIBLE CORPORATE BOND -- 0.1%
                                         ENERGY -- 0.1%
                                         Oil & Gas Drilling -- 0.1%
  175,000                  BBB+/Baa2     Transocean Sedco, Inc., 1.625%, 12/15/37 (b)   $    171,063
----------------------------------------------------------------------------------------------------
                                         TOTAL CONVERTIBLE CORPORATE BOND
                                         (Cost $159,945)                                $    171,063
----------------------------------------------------------------------------------------------------
 Shares
----------------------------------------------------------------------------------------------------
                                         PREFERRED STOCKS -- 0.4%
                                         BANKS -- 0.1%
                                         Diversified Banks -- 0.1%
      500          7.19                  US Bancorp Preferred, Floating Rate Note,
                                         12/31/99                                       $    392,531
                                                                                        ------------
                                         Total Banks                                    $    392,531
----------------------------------------------------------------------------------------------------
                                         DIVERSIFIED FINANCIALS -- 0.3%
                                         Diversified Financial Services -- 0.3%
      905                                Bank of America Corp., 7.25%, 12/31/49         $    832,600
                                                                                        ------------
                                         Total Diversified Financials                   $    832,600
----------------------------------------------------------------------------------------------------
                                         TOTAL PREFERRED STOCKS
                                         (Cost $975,356)                                $  1,225,131
----------------------------------------------------------------------------------------------------
                                         COMMON STOCKS -- 61.8%
                                         ENERGY -- 7.1%
                                         Integrated Oil & Gas -- 3.2%
   59,438                                Exxon Mobil Corp.                              $  3,547,260
   84,018                                Royal Dutch Shell Plc (A.D.R.)                    4,656,278
                                                                                        ------------
                                                                                        $  8,203,538
----------------------------------------------------------------------------------------------------
                                         Oil & Gas Drilling -- 0.5%
   74,872                                Nabors Industries, Inc.*                       $  1,378,394
----------------------------------------------------------------------------------------------------
                                         Oil & Gas Equipment & Services -- 0.8%
   53,745                                Halliburton Co.                                $  1,605,901
   24,566                                Weatherford International, Inc.*                    397,969
                                                                                        ------------
                                                                                        $  2,003,870
----------------------------------------------------------------------------------------------------
                                         Oil & Gas Exploration & Production -- 1.9%
   20,823                                Apache Corp.                                   $  1,990,262
   33,023                                Devon Energy Corp.                                2,063,607
   34,276                                Southwestern Energy Co.*                          1,249,360
                                                                                        ------------
                                                                                        $  5,303,229
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                  Pioneer Classic Balanced Fund | Annual Report | 7/31/10     17

------------------------------------------------------------------------------------------------------
             Floating      S&P/Moody's
             Rate (d)      Ratings
Shares       (unaudited)   (unaudited)                                                     Value
------------------------------------------------------------------------------------------------------
                                         Oil & Gas Storage & Transportation -- 0.7%
   80,126                                EL Paso Corp.                                    $    987,152
   46,114                                Spectra Energy Corp.                                  958,710
                                                                                          ------------
                                                                                          $  1,945,862
                                                                                          ------------
                                         Total Energy                                     $ 18,834,893
------------------------------------------------------------------------------------------------------
                                         MATERIALS -- 3.0%
                                         Diversified Metals & Mining -- 1.3%
   15,166                                Freeport-McMoRan Copper & Gold, Inc. (Class B)   $  1,084,976
   42,088                                Rio Tinto Plc (A.D.R.)                              2,185,209
                                                                                          ------------
                                                                                          $  3,270,185
------------------------------------------------------------------------------------------------------
                                         Fertilizers & Agricultural Chemicals -- 0.4%
   17,599                                Monsanto Co.                                     $  1,017,926
------------------------------------------------------------------------------------------------------
                                         Industrial Gases -- 0.5%
   19,481                                Air Products & Chemicals, Inc.                   $  1,413,931
------------------------------------------------------------------------------------------------------
                                         Paper Packaging -- 0.8%
   90,996                                Packaging Corp of America                        $  2,183,904
                                                                                          ------------
                                         Total Materials                                  $  7,885,946
------------------------------------------------------------------------------------------------------
                                         CAPITAL GOODS -- 7.7%
                                         Aerospace & Defense -- 1.7%
    8,666                                Honeywell International, Inc.                    $    371,425
   10,424                                Lockheed Martin Corp.                                 783,364
   44,972                                United Technologies Corp.                           3,197,509
                                                                                          ------------
                                                                                          $  4,352,298
------------------------------------------------------------------------------------------------------
                                         Electrical Component & Equipment -- 2.5%
   18,123                                Emerson Electric Co.                             $  5,851,813
   11,5911                               Rockwell International Corp.                          627,653
                                                                                          ------------
                                                                                          $  6,479,466
------------------------------------------------------------------------------------------------------
                                         Industrial Conglomerates -- 1.9%
   55,615                                3M Co.                                           $  4,757,307
   24,237                                Textron, Inc.                                         502,675
                                                                                          ------------
                                                                                          $  5,259,982
------------------------------------------------------------------------------------------------------
                                         Industrial Machinery -- 1.6%
    9,913                                Illinois Tool Works, Inc.                        $    431,216
   70,668                                Kennametal, Inc.                                    1,935,597
   21,019                                Snap-On, Inc.                                         938,919
   16,210                                SPX Corp.                                             965,468
                                                                                          ------------
                                                                                          $  4,271,200
                                                                                          ------------
                                         Total Capital Goods                              $ 20,362,946
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

18     Pioneer Classic Balanced Fund | Annual Report | 7/31/10

---------------------------------------------------------------------------------------------
             Floating      S&P/Moody's
             Rate (d)      Ratings
 Shares      (unaudited)   (unaudited)                                            Value
---------------------------------------------------------------------------------------------
                                          COMMERCIAL SERVICES & SUPPLIES -- 0.7%
                                          Commercial Printing -- 0.4%
    58,564                                R.R. Donnelly & Sons Co.               $    987,975
---------------------------------------------------------------------------------------------
                                          Research & Consulting Services -- 0.3%
    11,174                                The Dun & Bradstreet Corp.             $    763,855
                                                                                 ------------
                                          Total Commercial Services & Supplies   $  1,751,830
---------------------------------------------------------------------------------------------
                                          TRANSPORTATION -- 1.1%
                                          Air Freight & Couriers -- 0.7%
     5,025                                FedEx Corp.                            $    414,814
    21,921                                United Parcel Service, Inc.               1,424,865
                                                                                 ------------
                                                                                 $  1,839,679
---------------------------------------------------------------------------------------------
                                          Railroads -- 0.4%
    18,245                                CSX Corp.                              $    961,876
                                                                                 ------------
                                          Total Transportation                   $  2,801,555
---------------------------------------------------------------------------------------------
                                          AUTOMOBILES & COMPONENTS -- 0.4%
                                          Auto Parts & Equipment -- 0.4%
    34,562                                Johnson Controls, Inc.                 $    995,731
                                                                                 ------------
                                          Total Automobiles & Components         $    995,731
---------------------------------------------------------------------------------------------
                                          CONSUMER SERVICES -- 2.0%
                                          Restaurants -- 2.0%
    77,644                                McDonald's Corp.                       $  5,414,116
                                                                                 ------------
                                          Total Consumer Services                $  5,414,116
---------------------------------------------------------------------------------------------
                                          MEDIA -- 3.9%
                                          Broadcasting -- 0.5%
    85,905                                CBS Corp. (Class B)                    $  1,269,676
---------------------------------------------------------------------------------------------
                                          Movies & Entertainment -- 2.9%
   277,849                                Regal Entertainment Group, Inc.        $  3,709,284
   118,653                                Viacom, Inc. (Class B)                    3,920,295
                                                                                 ------------
                                                                                 $  7,629,579
---------------------------------------------------------------------------------------------
                                          Publishing -- 0.5%
    48,112                                McGraw-Hill Co., Inc.                  $  1,476,557
                                                                                 ------------
                                          Total Media                            $ 10,375,812
---------------------------------------------------------------------------------------------
                                          RETAILING -- 0.6%
                                          Computer & Electronics Retail -- 0.2%
    28,269                                Gamestop Corp.*(b)                     $    566,793
---------------------------------------------------------------------------------------------
                                          Home Improvement Retail -- 0.4%
    40,709                                Home Depot, Inc.                       $  1,160,614
                                                                                 ------------
                                          Total Retailing                        $  1,727,407
---------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                  Pioneer Classic Balanced Fund | Annual Report | 7/31/10     19

-----------------------------------------------------------------------------------------------
             Floating      S&P/Moody's
             Rate (d)      Ratings
 Shares      (unaudited)   (unaudited)                                              Value
-----------------------------------------------------------------------------------------------
                                          FOOD & DRUG RETAILING -- 2.2%
                                          Drug Retail -- 2.2%
   110,148                                CVS/Caremark Corp.                       $  3,380,442
    83,136                                Walgreen Co.                                2,373,533
                                                                                   ------------
                                                                                   $  5,753,975
                                                                                   ------------
                                          Total Food & Drug Retailing              $  5,753,975
-----------------------------------------------------------------------------------------------
                                          FOOD, BEVERAGE & TOBACCO -- 2.5%
                                          Packaged Foods & Meats -- 0.4%
    20,975                                Kellogg Co.                              $  1,049,799
-----------------------------------------------------------------------------------------------
                                          Tobacco -- 2.1%
   108,732                                Philip Morris International, Inc.        $  5,549,681
                                                                                   ------------
                                          Total Food, Beverage & Tobacco           $  6,599,480
-----------------------------------------------------------------------------------------------
                                          HOUSEHOLD & PERSONAL PRODUCTS -- 0.3%
                                          Household Products -- 0.3%
    10,101                                Colgate-Palmolive Co.                    $    797,777
                                                                                   ------------
                                          Total Household & Personal Products      $    797,777
-----------------------------------------------------------------------------------------------
                                          HEALTH CARE EQUIPMENT & SERVICES -- 2.1%
                                          Health Care Distributors -- 1.3%
    54,665                                McKesson Corp.                           $  3,434,055
-----------------------------------------------------------------------------------------------
                                          Health Care Equipment -- 0.5%
    12,855                                Baxter International, Inc.               $    562,663
    12,417                                Zimmer Holdings, Inc.*                        657,977
                                                                                   ------------
                                                                                   $  1,220,640
-----------------------------------------------------------------------------------------------
                                          Health Care Services -- 0.3%
    15,990                                DaVita, Inc.*                            $    916,547
                                                                                   ------------
                                          Total Health Care Equipment & Services   $  5,571,242
-----------------------------------------------------------------------------------------------
                                          PHARMACEUTICALS & BIOTECHNOLOGY -- 6.3%
                                          Biotechnology -- 0.5%
    24,350                                Cubist Pharmaceuticals, Inc.*(b)         $    525,473
    24,076                                Vertex Pharmaceuticals, Inc.*(b)              810,398
                                                                                   ------------
                                                                                   $  1,335,871
-----------------------------------------------------------------------------------------------
                                          Pharmaceuticals -- 5.8%
   106,213                                Abbott Laboratories Co.                  $  5,212,934
    76,735                                Bristol-Myers Squibb Co.                    1,912,236
   119,493                                Pfizer, Inc.                                1,792,395
   133,290                                Teva Pharmaceutical Industries, Ltd.        6,511,217
                                                                                   ------------
                                                                                   $ 15,428,782
                                                                                   ------------
                                          Total Pharmaceuticals & Biotechnology    $ 16,764,653
-----------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

20     Pioneer Classic Balanced Fund | Annual Report | 7/31/10

----------------------------------------------------------------------------------------------------
             Floating      S&P/Moody's
             Rate (d)      Ratings
 Shares      (unaudited)   (unaudited)                                                   Value
----------------------------------------------------------------------------------------------------
                                          BANKS -- 1.6%
                                          Diversified Banks -- 1.5%
   143,208                                Wells Fargo & Co.                             $  3,971,158
----------------------------------------------------------------------------------------------------
                                          Regional Banks -- 0.1%
    48,980                                KeyCorp                                       $    414,371
                                                                                        ------------
                                          Total Banks                                   $  4,385,529
----------------------------------------------------------------------------------------------------
                                          DIVERSIFIED FINANCIALS -- 5.7%
                                          Asset Management & Custody Banks -- 1.2%
    14,800                                Franklin Resources, Inc.                      $  1,488,584
    16,945                                State Street Corp.                                 659,499
    39,978                                The Bank of New York Mellon Corp.                1,002,248
                                                                                        ------------
                                                                                        $  3,150,331
----------------------------------------------------------------------------------------------------
                                          Diversified Finance Services -- 1.6%
   102,648                                JPMorgan Chase & Co.                          $  4,134,661
----------------------------------------------------------------------------------------------------
                                          Investment Banking & Brokerage -- 2.9%
     6,126                                Goldman Sachs Group, Inc.                     $    923,923
   166,933                                Lazard, Ltd.                                     4,952,902
    39,103                                Morgan Stanley, Inc.                             1,055,390
    54,755                                TD Ameritrade Holding Corp.*                       861,844
                                                                                        ------------
                                                                                        $  7,794,059
                                                                                        ------------
                                          Total Diversified Financials                  $ 15,079,051
----------------------------------------------------------------------------------------------------
                                          SOFTWARE & SERVICES -- 6.1%
                                          Application Software -- 2.1%
    50,019                                Adobe Systems, Inc.*                          $  1,436,546
    44,837                                Citrix Systems, Inc.*                            2,466,932
   110,173                                Nuance Communications, Inc.*(b)                  1,818,956
                                                                                        ------------
                                                                                        $  5,722,434
----------------------------------------------------------------------------------------------------
                                          Data Processing & Outsourced Services -- 0.9%
    92,847                                Western Union Co.                             $  1,506,907
     3,839                                MasterCard, Inc.                                   806,344
                                                                                        ------------
                                                                                        $  2,313,251
----------------------------------------------------------------------------------------------------
                                          Internet Software & Services -- 1.1%
     5,931                                Google, Inc.*                                 $  2,875,645
----------------------------------------------------------------------------------------------------
                                          Systems Software -- 2.0%
    39,080                                Check Point Software Technologies, Ltd.*(b)   $  1,329,502
    22,460                                McAfee, Inc.*                                      743,426
   124,489                                Microsoft Corp.                                  3,213,061
                                                                                        ------------
                                                                                        $  5,285,989
                                                                                        ------------
                                          Total Software & Services                     $ 16,197,319
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                  Pioneer Classic Balanced Fund | Annual Report | 7/31/10     21

----------------------------------------------------------------------------------------------
             Floating      S&P/Moody's
             Rate (d)      Ratings
 Shares      (unaudited)   (unaudited)                                             Value
----------------------------------------------------------------------------------------------
                                          TECHNOLOGY HARDWARE & EQUIPMENT -- 3.9%
                                          Communications Equipment -- 2.8%
   219,780                                Cisco Systems, Inc.*                    $  5,070,325
    43,720                                Qualcomm, Inc.                             1,664,858
    10,724                                Research In Motion, Inc.*                    616,952
                                                                                  ------------
                                                                                  $  7,352,135
----------------------------------------------------------------------------------------------
                                          Electronic Equipment & Instruments -- 0.3%
    32,595                                Flir Systems, Inc.*                     $    970,027
----------------------------------------------------------------------------------------------
                                          Office Electronics -- 0.8%
   213,836                                Xerox Corp.                             $  2,082,763
                                                                                  ------------
                                          Total Technology Hardware & Equipment   $ 10,404,925
----------------------------------------------------------------------------------------------
                                          SEMICONDUCTORS -- 2.7%
                                          Semiconductor Equipment -- 0.2%
    19,632                                ASM Lithography Holdings NV (b)         $    627,831
----------------------------------------------------------------------------------------------
                                          Semiconductors -- 2.5%
    28,317                                Analog Devices, Inc.                    $    841,298
   190,984                                Intel Corp.                                3,934,270
    46,046                                Microchip Technology Corp. (b)             1,402,101
   107,045                                ON Semiconductor Corp.*                      722,554
                                                                                  ------------
                                                                                  $  6,900,223
                                                                                  ------------
                                          Total Semiconductors                    $  7,528,054
----------------------------------------------------------------------------------------------
                                          TELECOMMUNICATION SERVICES -- 1.0%
                                          Integrated Telecommunication Services -- 1.0%
    24,064                                CenturyLink, Inc.                       $    857,160
   169,175                                Windstream Corp.                           1,928,595
                                                                                  ------------
                                                                                  $  2,785,755
                                                                                  ------------
                                          Total Telecommunication Services        $  2,785,755
----------------------------------------------------------------------------------------------
                                          UTILITIES -- 0.9%
                                          Gas Utilities -- 0.5%
    41,079                                EQT Corp.                               $  1,506,775
----------------------------------------------------------------------------------------------
                                          Multi-Utilities -- 0.4%
    18,192                                Sempra Energy Co.                       $    905,052
                                                                                  ------------
                                          Total Utilities                         $  2,411,827
----------------------------------------------------------------------------------------------
                                          TOTAL COMMON STOCKS
                                          (Cost $148,566,645)                     $164,429,823
----------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

22     Pioneer Classic Balanced Fund | Annual Report | 7/31/10

---------------------------------------------------------------------------------------------------------
             Floating      S&P/Moody's
Principal    Rate (d)      Ratings
Amount ($)   (unaudited)   (unaudited)                                                        Value
---------------------------------------------------------------------------------------------------------
                                         ASSET BACKED SECURITIES -- 1.2%
                                         FOOD & DRUG RETAILING -- 0.1%
                                         Food Retail -- 0.1%
   100,000                    BBB-/Baa3  Dominos Pizza Master Issuer LLC, 5.261%,
                                         4/25/37                                             $     93,522
   200,000                       BB/Aaa  Dominos Pizza Master Issuer LLC, 7.629%,
                                         4/25/37                                                  177,260
                                                                                             ------------
                                         Total Food & Drug Retailing                         $    270,782
---------------------------------------------------------------------------------------------------------
                                         BANKS -- 0.9%
                                         Diversified Banks -- 0.1%
   398,683         0.42         AAA/Aa1  Wells Fargo Home Equity, Floating Rate Note,
                                         4/25/37                                             $    382,512
---------------------------------------------------------------------------------------------------------
                                         Thrifts & Mortgage Finance -- 0.8%
   334,943         0.58          A+/Aa1  ACE 2005-HE7 A2C, Floating Rate Note,
                                         11/25/35                                            $    322,849
   325,000         0.33            A/B3  Carrington Mortgage, Floating Rate Note,
                                         10/25/36                                                 253,218
   225,000         5.94          AAA/B1  Citicorp Residential Mortgage, Floating Rate Note,
                                         7/25/36                                                  212,334
    80,243         0.43         AAA/Aa3  Citigroup Mortgage Loan Trust, Floating Rate
                                         Note, 10/25/36                                            79,304
   345,000         0.74         AA+/Aa1  Citigroup Mortgage Loan Trust, Floating Rate
                                         Note, 7/25/35                                            325,129
   806,106         0.68          A+/Ba2  Countrywide Asset-Back Certificates, Floating
                                         Rate Note, 5/25/29                                       737,890
   233,108                      BB/Baa3  Local Insight Media Finance LLC, 5.88%,
                                         10/23/37                                                 137,534
                                                                                             ------------
                                                                                             $  2,068,258
                                                                                             ------------
                                         Total Banks                                         $  2,450,770
---------------------------------------------------------------------------------------------------------
                                         DIVERSIFIED FINANCIALS -- 0.2%
                                         Diversified Financial Services -- 0.2%
    56,880         0.77          AA/Aa2  Asset Backed Securities Corp., Floating Rate
                                         Note, 4/25/35                                       $     54,463
   231,805                        AA/NR  DT Auto Owner Trust, 5.92%, 10/15/15                     232,654
    72,262                      AAA/Aaa  Home Equity Asset Trust, 0.75719%, 11/25/35               66,953
   231,955         0.51         AAA/Aa1  Home Equity Asset Trust, Floating Rate Note,
                                         12/25/35                                                 210,578
                                                                                             ------------
                                         Total Diversified Financials                        $    564,648
---------------------------------------------------------------------------------------------------------
                                         TOTAL ASSET BACKED SECURITIES
                                         (Cost $3,404,278)                                   $  3,286,200
---------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                  Pioneer Classic Balanced Fund | Annual Report | 7/31/10     23

--------------------------------------------------------------------------------------------------------
             Floating      S&P/Moody's
Principal    Rate (d)      Ratings
Amount ($)   (unaudited)   (unaudited)                                                       Value
--------------------------------------------------------------------------------------------------------
                                          COLLATERALIZED MORTGAGE OBLIGATIONS -- 4.1%
                                          MATERIALS -- 0.1%
                                          Forest Products -- 0.1%
   350,000                        BB/B1   T SRA R 2006-1 F, 7.5296%, 10/15/36 (144A)        $    354,367
                                                                                            ------------
                                          Total Materials                                   $    354,367
--------------------------------------------------------------------------------------------------------
                                          BANKS -- 1.5%
                                          Thrifts & Mortgage Finance -- 1.5%
   140,244                       NR/Aaa   ABN Amro Mortgage Corp., 4.75%, 5/25/18           $    141,314
   643,306                       NR/Aaa   Bank of America Alternative Loan Trust, 5.5%,
                                          9/25/33                                                676,831
   220,000                      AAA/Aa2   BCAP LLC Trust, 5.0%, 11/25/36                         226,005
   228,687   2.57               AAA/Aaa   Bear Stearns Adjustable Rate Mortgage, Floating
                                          Rate Note, 8/25/33                                     228,899
    98,112   6.28                NR/Aaa   Chase Commercial Mortgage Securities Corp.,
                                          Floating Rate Note, 2/12/16                            100,341
   303,476   4.21                AAA/A1   Chase Mortgage Finance Corp., Floating Rate
                                          Note, 2/25/37                                          312,633
   368,388                      AAA/AAA   Countrywide Alternative, 5.0%, 7/25/18                 377,654
   250,000                      AAA/Aa2   Countrywide Alternative, 5.125%, 3/25/34               252,148
   187,700                      AAA/Aaa   CWHL 2004-5 1A1, 5.0%, 6/25/34                         188,190
    20,771                      AAA/Aaa   JP Morgan Chase Commercial Mortgage, 4.79%,
                                          10/15/42                                                20,766
    75,290                       AAA/NR   Wachovia Bank Commercial Mortgage, 4.516%,
                                          5/15/44                                                 75,277
   180,789                        BB/NR   WaMu Mortgage Pass Through, 4.82069%,
                                          9/25/35                                                178,620
   187,001                         A/B1   Wells Fargo Mortgage, 5.5%, 10/25/35                   182,060
   780,896   3.06               AAA/Aaa   Wells Fargo Mortgage Backed Securities, Floating
                                          Rate Note, 9/25/34                                     776,865
   359,239   4.56               AAA/Aaa   WFMBS 2003-N-1A1, Floating Rate Note,
                                          12/25/33                                               365,328
                                                                                            ------------
                                                                                            $  4,102,931
                                                                                            ------------
                                          Total Banks                                       $  4,102,931
--------------------------------------------------------------------------------------------------------
                                          DIVERSIFIED FINANCIALS -- 1.8%
                                          Consumer Finance -- 0.1%
   356,795                      AAA/Aaa   GMAC Mortgage Corp Loan Trust, 5.5%,
                                          11/25/33                                          $    375,981
--------------------------------------------------------------------------------------------------------
                                          Diversified Financial Services -- 1.6%
   194,855                       AAA/NR   Bank of America Mortgage Securities, 5.75%,
                                          1/25/35                                           $    196,878
   324,455   5.12                AAA/NR   Bank of America Mortgage Securities, Floating
                                          Rate Note, 9/25/35                                     327,585
   500,000                       AAA/NR   Bank of America Mortgage Securities, Inc., 5.0%,
                                          8/25/33                                                501,015

The accompanying notes are an integral part of these financial statements.

24     Pioneer Classic Balanced Fund | Annual Report | 7/31/10

--------------------------------------------------------------------------------------------------------
             Floating      S&P/Moody's
Principal    Rate (d)      Ratings
Amount ($)   (unaudited)   (unaudited)                                                       Value
--------------------------------------------------------------------------------------------------------
                                          Diversified Financial Services -- (continued)
  450,000                        NR/Ba2   Citicorp Mortgage Securities, 5.5%, 4/25/35       $    451,533
1,236,068                        NR/Aaa   Residential Accreditation, 5.0%, 5/25/19             1,280,276
  390,260                        NR/Aa1   Residential Accreditation Loans, Inc., 5.0%,
                                          3/25/19                                                395,974
  437,423                        NR/Aaa   Residential Accreditation Loans, Inc., 5.0%,
                                          8/25/18                                                451,333
  323,247          5.21          AA+/A1   SARM 2004-12 7A1, Floating Rate Note,
                                          2/25/34                                                295,584
  161,244                         NR/NR   Vericrest Opportunity Loan Trust, 4.25%,
                                          5/25/39                                                160,792
                                                                                            ------------
                                                                                            $  4,060,970
--------------------------------------------------------------------------------------------------------
                                          Investment Banking & Brokerage -- 0.1%
  226,557          5.68          NR/Aaa   Bear Stearns Commercial Mortgage, Floating Rate
                                          Note, 4/12/38                                     $    229,945
                                                                                            ------------
                                          Total Diversified Financials                      $  4,666,896
--------------------------------------------------------------------------------------------------------
                                          GOVERNMENT -- 0.7%
  243,739                       AAA/Aaa   Fannie Mae Benchmark Remic, 5.45%,
                                          12/25/20                                          $    265,208
  430,678          6.19         AAA/Aaa   Fannie Mae Remic, Floating Rate Note, 3/25/39          450,328
   12,547                         NR/NR   Federal Home Loan Bank, 5.0%, 1/15/16                   12,634
   22,169                       AAA/Aaa   Federal Home Loan Bank, 6.0%, 4/15/32                   22,827
  388,251                         NR/NR   Freddie Mac, 5.5%, 9/15/36                             393,647
  471,735                       AAA/Aaa   Freddie Mac Remics, 5.0%, 10/15/29                     488,102
   68,562                       AAA/Aaa   Freddie Mac, 6.1%, 9/15/18                              68,874
                                                                                            ------------
                                                                                            $  1,701,620
                                                                                            ------------
                                          Total Government                                  $  1,701,620
--------------------------------------------------------------------------------------------------------
                                          TOTAL COLLATERALIZED MORTGAGE
                                          OBLIGATIONS
                                          (Cost $10,478,066)                                $ 10,825,814
--------------------------------------------------------------------------------------------------------
                                          CORPORATE BONDS -- 23.4%
                                          ENERGY -- 2.9%
                                          Integrated Oil & Gas -- 0.0%
   25,000                     BBB+/Baa2   Petro-Canada, Inc., 4.0%, 7/15/13                 $     26,405
--------------------------------------------------------------------------------------------------------
                                          Oil & Gas Drilling -- 0.1%
  100,000                     BBB+/Baa2   Transocean Sedco, Inc., 1.5%, 12/15/37 (b)        $     92,000
--------------------------------------------------------------------------------------------------------
                                          Oil & Gas Equipment & Services -- 0.3%
  200,000          3.62           NR/NR   Sevan Marine ASA, Floating Rate Note,
                                          5/14/13 (144A)                                    $    162,000
  355,000                      BBB/Baa1   Weatherford International, Ltd., 9.625%, 3/1/19        449,559
  200,000                      BBB/Baa1   Weatherford International, Inc., 6.625%,
                                          11/15/11                                               210,672
                                                                                            ------------
                                                                                            $    822,231
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                  Pioneer Classic Balanced Fund | Annual Report | 7/31/10     25

--------------------------------------------------------------------------------------------------------
             Floating      S&P/Moody's
Principal    Rate (d)      Ratings
Amount ($)   (unaudited)   (unaudited)                                                       Value
--------------------------------------------------------------------------------------------------------
                                          Oil & Gas Exploration & Production -- 0.8%
  175,000                      BBB/Baa2   Canadian Natural Resources, Ltd., 5.9%,
                                          2/1/18                                            $    200,519
1,000,000                     BBB+/Baa1   Devon Energy Corp., 5.625%, 1/15/14                  1,118,983
  250,000                         A/Aa2   Ras Laffan LNG 3, Ltd., 4.5%, 9/30/12 (144A)           261,576
  400,000                     BBB-/Baa2   TNK-BP Finance SA, 7.5%, 3/13/13 (144A)                430,000
                                                                                            ------------
                                                                                            $  2,011,078
--------------------------------------------------------------------------------------------------------
                                          Oil & Gas Refining & Marketing -- 0.5%
  360,000                          A/A2   Motiva Enterprises LLC, 5.75%, 1/15/20 (144A)     $    405,713
  525,000                      BBB/Baa2   Spectra Energy Capital, Inc., 6.2%, 4/15/18            586,657
  370,000                      BBB/Baa2   Valero Energy Corp., 9.375%, 3/15/19                   469,989
                                                                                            ------------
                                                                                            $  1,462,359
--------------------------------------------------------------------------------------------------------
                                          Oil & Gas Storage & Transportation -- 1.2%
   90,000                     BBB-/Baa2   Boardwalk Pipelines LLC, 5.5%, 2/1/17             $     96,280
  125,000                      BBB/Baa2   Buckeye Partners LP, 6.05%, 1/15/18                    136,650
  385,000                      BBB/Baa2   DCP Midstream LLC, 9.75%, 3/15/19                      498,893
  400,000                        BB/Ba1   Enterprise Products Operating Co., 7.0%, 6/1/67        360,000
  550,000                      BBB/Baa2   Kinder Morgan Energy LP, 5.95%, 2/15/18 (b)            615,079
  320,000                     BBB-/Baa3   NGPL Pipeco LLC, 6.514%, 12/15/12 (144A)               335,347
  450,000                     BBB-/Baa3   Plains All America Pipeline LP, 6.125%, 1/15/17        490,678
  425,000                          A/A3   Questar Pipeline Co., 5.83%, 2/1/18                    475,757
  200,000                      BBB/Baa2   Spectra Energy Capital LLC, 6.75%, 7/15/18             225,417
                                                                                            ------------
                                                                                            $  3,234,101
                                                                                            ------------
                                          Total Energy                                      $  7,648,174
--------------------------------------------------------------------------------------------------------
                                          MATERIALS -- 1.0%
                                          Aluminum -- 0.1%
  180,000                     BBB-/Baa3   Alcoa, Inc., 6.15%, 8/15/20                       $    182,413
  150,000                         B-/B1   Novelis, Inc., 7.25%, 2/15/15                          153,375
                                                                                            ------------
                                                                                            $    335,788
--------------------------------------------------------------------------------------------------------
                                          Construction Materials -- 0.0%
  125,000                      BBB/Baa2   Holcim, Ltd., 6.0%, 12/30/19 (144A)               $    135,679
--------------------------------------------------------------------------------------------------------
                                          Diversified Metals & Mining -- 0.2%
  425,000                     BBB+/Baa2   Inco, Ltd., 7.2%, 9/15/32                         $    452,858
--------------------------------------------------------------------------------------------------------
                                          Fertilizers & Agricultural Chemicals -- 0.2%
  450,000                      BBB/Baa2   Agrium, Inc., 6.75%, 1/15/19                      $    525,410
   30,000                       A-/Baa1   Potash Corp. Saskatchewan, 4.875%, 3/1/13               32,488
                                                                                            ------------
                                                                                            $    557,898
--------------------------------------------------------------------------------------------------------
                                          Industrial Gases -- 0.2%
  460,000                      BBB/Baa3   Airgas, Inc., 2.85%, 10/1/13                      $    466,778
--------------------------------------------------------------------------------------------------------
                                          Specialty Chemicals -- 0.1%
  310,000                     BBB-/Baa3   Cytec Industries, Inc., 8.95%, 7/1/17             $    381,059
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

26     Pioneer Classic Balanced Fund | Annual Report | 7/31/10

-----------------------------------------------------------------------------------------------------
             Floating      S&P/Moody's
Principal    Rate (d)      Ratings
Amount ($)   (unaudited)   (unaudited)                                                    Value
-----------------------------------------------------------------------------------------------------
                                          Steel -- 0.2%
   230,000                     BBB/Baa3   ArcelorMittal SA, 6.125%, 6/1/18               $    249,558
   195,000                    BBB-/Baa3   Commercial Metals Co., 7.35%, 8/15/18               205,736
                                                                                         ------------
                                                                                         $    455,294
                                                                                         ------------
                                          Total Materials                                $  2,785,354
-----------------------------------------------------------------------------------------------------
                                          CAPITAL GOODS -- 0.7%
                                          Building Products -- 0.1%
   390,000                      BBB/Ba2   Masco Corp., 7.125%, 3/15/20                   $    397,144
-----------------------------------------------------------------------------------------------------
                                          Construction & Farm Machinery & Heavy Trucks -- 0.0%
    45,000                     BBB/Baa2   Cummins, Inc., 6.75%, 2/15/27                  $     47,873
-----------------------------------------------------------------------------------------------------
                                          Industrial Conglomerates -- 0.2%
   175,000                      A-/Baa1   Tyco International Finance SA, 8.5%, 1/15/19   $    228,669
-----------------------------------------------------------------------------------------------------
                                          Industrial Machinery -- 0.3%
   500,000                    BBB+/Baa1   Ingersoll-Rand Global Holding Co., 9.5%,
                                          4/15/14                                        $    617,607
   150,000                     BBB-/Ba1   Valmont Industries, Inc., 6.625%, 4/20/20           154,909
                                                                                         ------------
                                                                                         $    772,516
-----------------------------------------------------------------------------------------------------
                                          Trading Companies & Distributors -- 0.1%
   300,000                    BBB-/Baa2   Glencore Funding LLC, 6.0%, 4/15/14 (144A)     $    303,078
                                                                                         ------------
                                          Total Capital Goods                            $  1,749,280
-----------------------------------------------------------------------------------------------------
                                          COMMERCIAL SERVICES & SUPPLIES -- 0.1%
                                          Office Services & Supplies -- 0.1%
   350,000                         A/A1   Pitney Bowes, Inc., 5.6%, 3/15/18              $    392,774
                                                                                         ------------
                                          Total Commercial Services & Supplies           $    392,774
-----------------------------------------------------------------------------------------------------
                                          TRANSPORTATION -- 0.2%
                                          Airlines -- 0.2%
     7,428                    BBB+/Baa2   Continental Airlines, Inc., 6.648%, 9/15/17    $      7,428
   500,000                     BBB/Baa3   Southwest Airlines Co., 5.25%, 10/1/14              533,565
                                                                                         ------------
                                                                                         $    540,993
                                                                                         ------------
                                          Total Transportation                           $    540,993
-----------------------------------------------------------------------------------------------------
                                          AUTOMOBILES & COMPONENTS -- 0.2%
                                          Auto Parts & Equipment -- 0.2%
   460,000                        B+/B3   TRW Automotive, Inc., 7.25%, 3/15/17           $    462,300
-----------------------------------------------------------------------------------------------------
                                          Automobile Manufacturers -- 0.0%
    55,000                    BBB-/Baa3   Hyundai Motor Manufacturer, Ltd., 4.5%,
                                          4/15/15                                        $     56,053
    70,000                     BBB/Baa2   Nissan Motor Acceptance Corp., 4.5%,
                                          1/30/15 (144A)                                       73,100
                                                                                         ------------
                                                                                         $    129,153
                                                                                         ------------
                                          Total Automobiles & Components                 $    591,453
-----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                  Pioneer Classic Balanced Fund | Annual Report | 7/31/10     27

---------------------------------------------------------------------------------------------------------
             Floating      S&P/Moody's
Principal    Rate (d)      Ratings
Amount ($)   (unaudited)   (unaudited)                                                        Value
---------------------------------------------------------------------------------------------------------
                                          CONSUMER DURABLES & APPAREL -- 0.4%
                                          Household Appliances -- 0.2%
   500,000                    BBB-/Baa3   Whirlpool Corp., 5.5%, 3/1/13                      $    536,676
---------------------------------------------------------------------------------------------------------
                                          Housewares & Specialties -- 0.2%
   510,000                    BBB-/Baa3   Fortune Brands, Inc., 3.0%, 6/1/12                 $    516,657
                                                                                             ------------
                                          Total Consumer Durables & Apparel                  $  1,053,333
---------------------------------------------------------------------------------------------------------
                                          CONSUMER SERVICES -- 0.1%
                                          Education Services -- 0.1%
   300,000                      AAA/Aaa   Leland Stanford Junior University, 4.75%, 5/1/19   $    331,347
                                                                                             ------------
                                          Total Consumer Services                            $    331,347
---------------------------------------------------------------------------------------------------------
                                          MEDIA -- 0.9%
                                          Broadcasting -- 0.6%
   400,000                    BBB-/Baa2   Cox Communications, Inc., 7.125%, 10/1/12          $    445,084
   125,000                    BBB+/Baa1   News America, Inc., 5.65%, 8/15/20                      139,602
   512,000                    BBB+/Baa1   News America, Inc., 7.3%, 4/30/28                       569,520
   500,000                        B+/B3   Intelsat Subsidiary Holding Co., 8.5%, 1/15/13          507,500
                                                                                             ------------
                                                                                             $  1,661,706
---------------------------------------------------------------------------------------------------------
                                          Cable & Satellite -- 0.3%
   125,000                    BBB+/Baa1   British Sky Broadcasting Plc, 6.1%,
                                          2/15/18 (144A)                                     $    141,860
    80,000                    BBB+/Baa1   Comcast Corp., 5.3%, 1/15/14                             88,618
   400,000                     BBB/Baa2   Time Warner Cable, Inc., 5.0%, 2/1/20                   419,184
   100,000                     BBB/Baa2   Time Warner Cable, Inc., 8.25%, 4/1/19                  125,597
    50,000                     BBB/Baa2   Time Warner Cable, Inc., 8.75, 2/14/19                   64,349
                                                                                             ------------
                                                                                             $    839,608
                                                                                             ------------
                                          Total Media                                        $  2,501,314
---------------------------------------------------------------------------------------------------------
                                          FOOD, BEVERAGE & TOBACCO -- 0.4%
                                          Agricultural Products -- 0.4%
   500,000                         A/A2   Cargill, Inc., 5.2%, 1/22/13 (144A)                $    539,093
   410,000                     BBB-/Ba1   Viterra, Inc., 5.95%, 8/1/20                            407,872
                                                                                             ------------
                                                                                             $    946,965
---------------------------------------------------------------------------------------------------------
                                          Brewers -- 0.0%
    55,000                    BBB+/Baa2   Anheuser-Busch InBev Worldwide, Inc, 7.75%,
                                          1/15/19 (144A)                                     $     68,497
    35,000                    BBB+/Baa1   Miller Brewing Co., 5.5%, 8/15/13 (144A)                 38,443
                                                                                             ------------
                                                                                             $    106,940
---------------------------------------------------------------------------------------------------------
                                          Soft Drinks -- 0.0%
    35,000                         A/A2   Bottling Group LLC, 5.0%, 11/15/13                 $     38,923
                                                                                             ------------
                                          Total Food, Beverage & Tobacco                     $  1,092,828
---------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

28     Pioneer Classic Balanced Fund | Annual Report | 7/31/10

--------------------------------------------------------------------------------------------------------
             Floating      S&P/Moody's
Principal    Rate (d)      Ratings
Amount ($)   (unaudited)   (unaudited)                                                       Value
--------------------------------------------------------------------------------------------------------
                                          HOUSEHOLD & PERSONAL PRODUCTS -- 0.0%
                                          Personal Products -- 0.0%
  100,000                         A-/A2   Avon Products, Inc., 6.5%, 3/1/19                 $    119,114
                                                                                            ------------
                                          Total Household & Personal Products               $    119,114
--------------------------------------------------------------------------------------------------------
                                          HEALTH CARE EQUIPMENT & SERVICES -- 0.4%
                                          Health Care Equipment -- 0.1%
  250,000                        AA-/A1   Medtronic, Inc., 3.0%, 3/15/15                    $    261,864
--------------------------------------------------------------------------------------------------------
                                          Health Care Services -- 0.3%
  710,000                      BBB/Baa3   Express Scripts, Inc., 6.25%, 6/15/14             $    811,621
                                                                                            ------------
                                          Total Health Care Equipment & Services            $  1,073,485
--------------------------------------------------------------------------------------------------------
                                          PHARMACEUTICALS & BIOTECHNOLOGY -- 0.4%
                                          Biotechnology -- 0.4%
  675,000                     BBB+/Baa3   Biogen Idec, Inc., 6.0%, 3/1/13                   $    739,064
  285,000                       A-/Baa2   Genzyme Corp., 3.625%, 6/15/15                         299,593
                                                                                            ------------
                                                                                            $  1,038,657
                                                                                            ------------
                                          Total Pharmaceuticals & Biotechnology             $  1,038,657
--------------------------------------------------------------------------------------------------------
                                          BANKS -- 2.9%
                                          Diversified Banks -- 1.0%
  270,000                        NR/Aa3   Barclays Bank Plc, 5.2%, 7/10/14                  $    293,062
  705,000                        A/Baa1   Barclays Plc, 6.05%, 12/4/17                           737,097
  450,000                       AA-/Aa3   BNP Paribas SA, 1.34438%, 4/27/17                      434,019
  250,000                         B/Ba3   Kazkommerts International BV, 8.0%, 11/3/15            228,800
1,000,000                         A+/A2   Wells Fargo & Co., 5.125%, 9/1/12                    1,062,021
                                                                                            ------------
                                                                                            $  2,754,999
--------------------------------------------------------------------------------------------------------
                                          Regional Banks -- 1.9%
  250,000                       BBB+/A2   American Express Bank FSB, 5.5%, 4/16/13          $    271,540
  250,000                          A/A1   BB&T Corp., 5.7%, 4/30/14                              278,039
  500,000                         A/Aa3   Branch Banking & Trust Co., 4.875%, 1/15/13            532,880
  875,000                       BBB+/A3   KeyBank NA, 5.8%, 7/1/14                               951,608
  250,000                     BBB+/Baa1   Keycorp, 6.5%, 5/14/13                                 274,693
  450,000                        A+/Aa3   Mellon Funding Corp., 5.5%, 11/15/18                   501,455
1,000,000    8.25              BBB/Baa3   PNC Funding Corp., Floating Rate Note, 5/29/49       1,037,216
  450,000                       A-/Baa1   Sovereign Bancorp, 8.75%, 5/30/18                      506,640
  700,000    7.70                A-/Ba1   Wells Fargo & Co., Floating Rate Note, 12/29/49        717,500
                                                                                            ------------
                                                                                            $  5,071,571
                                                                                            ------------
                                          Total Banks                                       $  7,826,570
--------------------------------------------------------------------------------------------------------
                                          DIVERSIFIED FINANCIALS -- 5.7%
                                          Asset Management & Custody Banks -- 0.2%
  210,000                          A/A3   Ameriprise Financial, Inc., 5.3%, 3/15/20         $    224,590
  135,000                         A-/A3   Eaton Vance Corp., 6.5%, 10/2/17                       155,451

The accompanying notes are an integral part of these financial statements.

                  Pioneer Classic Balanced Fund | Annual Report | 7/31/10     29

--------------------------------------------------------------------------------------------------------
             Floating      S&P/Moody's
Principal    Rate (d)      Ratings
Amount ($)   (unaudited)   (unaudited)                                                       Value
--------------------------------------------------------------------------------------------------------
                                          Asset Management & Custody Banks -- (continued)
  100,000                        AA-/A1   Franklin Resources, Inc., 3.125%, 5/20/15         $    103,371
  220,000                         A+/A1   State Street Corp., 4.3%, 5/30/14                      238,107
                                                                                            ------------
                                                                                            $    721,519
--------------------------------------------------------------------------------------------------------
                                          Consumer Finance -- 0.7%
  375,000                          B/B2   American General Finance, Inc., 6.9%,
                                          12/15/17                                          $    319,688
  260,000                         A+/A1   American Honda Finance, Inc., 6.7%,
                                          10/1/13 (144A)                                         296,934
  360,000                        BBB/A3   Capital One Bank USA NA, 8.8%, 7/15/19                 458,250
  415,000                       BB/Baa3   Capital One Capital Bank, 8.875%, 5/15/40              438,863
  265,000          4.00        BBB-/Ba1   SLM Corp., Floating Rate Note, 7/25/14                 224,185
                                                                                            ------------
                                                                                            $  1,737,920
--------------------------------------------------------------------------------------------------------
                                          Diversified Financial Services -- 2.5%
  450,000                     BBB-/Baa3   AngloGold Ashanti Holdings Plc, 5.375%,
                                          4/15/20                                           $    467,118
  500,000                         A-/A3   Bank of America Corp., 4.75%, 8/15/13                  523,772
  500,000                          A/A2   Bank of America Corp., 6.25%, 4/15/12                  532,312
  250,000                         NR/A2   Crown Castle Towers LLC, 5.495%,
                                          1/15/17 (144A)                                         269,330
  240,000                         NR/A2   Crown Castle Towers LLC, 4.883%, 8/15/20               240,000
  140,000                         NR/A2   Crown Castle Towers LLC, 6.113%, 1/15/20               153,861
  760,000                     BBB+/Baa1   GATX Corp., 5.5%, 2/15/12                              792,297
  420,000                       AA+/Aa2   General Electric Capital Corp., 6.75%, 3/15/32         462,162
  250,000                       AA+/Aa2   General Electric Capital Corp., 5.625%, 9/15/17        270,924
  100,000                      BBB/Baa2   Hyundai Capital Services, Inc., 6.0%, 5/5/15           107,912
2,050,000                     BBB+/Baa1   JPMorgan Chase & Co., 7.9%, 4/29/49                  2,141,471
  121,042                       A-/Baa1   PF Export Receivable Master Trust, 6.436%,
                                          6/1/15 (144A)                                          127,851
  591,885                      BBB/Baa2   Power Receivables Finance LLC, 6.29%,
                                          1/1/12 (144A)                                          592,087
                                                                                            ------------
                                                                                            $  6,681,097
--------------------------------------------------------------------------------------------------------
                                          Investment Banking & Brokerage -- 1.6%
  100,000                       BBB-/NR   Alta Wind Holdings LLC, 7.0%, 6/30/35 (144A)      $    102,892
  500,000                          A/A2   Charles Schwab Corp., 4.95%, 6/1/14                    549,850
2,060,000          5.79        BBB/Baa2   Goldman Sachs Capital Corp., Floating Rate Note,
                                          12/29/49                                             1,652,120
  500,000                          A/A1   Goldman Sachs Group, 5.45%, 11/1/12                    535,277
  385,000                      BBB/Baa2   Jefferies Group, Inc., 6.875%, 4/15/21                 389,141
  235,000                         A-/A2   Macquarie Group, Ltd., 7.625%, 8/13/19                 271,833
  250,000                         A-/A2   Macquarie Group, Ltd., 6.0%, 1/14/20                   262,730
  200,000                          A/A2   Merrill Lynch & Co., 5.45%, 2/5/13                     213,318
  250,000                          A/A2   Morgan Stanley, Inc., 5.5%, 1/26/20                    251,201
                                                                                            ------------
                                                                                            $  4,228,362
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

30     Pioneer Classic Balanced Fund | Annual Report | 7/31/10

------------------------------------------------------------------------------------------------------
             Floating      S&P/Moody's
Principal    Rate (d)      Ratings
Amount ($)   (unaudited)   (unaudited)                                                     Value
------------------------------------------------------------------------------------------------------
                                          Specialized Finance -- 0.7%
  600,000                      BBB/Baa3   Cantor Fitzgerald LP, 7.875%, 10/15/19          $    622,892
  100,000                       AA+/Aaa   Private Export Funding Corp., 4.55%, 5/15/15         112,455
1,000,000                       AA+/Aaa   Private Export Funding Corp., 5.0%, 12/15/16       1,150,762
                                                                                          ------------
                                                                                          $  1,886,109
                                                                                          ------------
                                          Total Diversified Financials                    $ 15,255,007
------------------------------------------------------------------------------------------------------
                                          INSURANCE -- 2.2%
                                          Insurance Brokers -- 0.1%
  250,000                     BBB-/Baa3   Ironshore Holdings US, Inc., 8.5%,
                                          5/15/20 (144A)                                  $    251,495
------------------------------------------------------------------------------------------------------
                                          Life & Health Insurance -- 1.0%
  150,000                         A-/A2   Aflac, Inc., 8.5%, 5/15/19                      $    184,511
  420,000                      BBB/Baa3   Delphi Financial Group, Inc., 7.875%, 1/31/20        443,081
  280,000                       BBB/Ba1   Lincoln National Corp., 6.05%, 4/20/67               236,964
  160,000                       A-/Baa2   Lincoln National Corp., 8.75%, 7/1/19                201,282
  500,000                         A-/A3   MetLife, Inc., 5.375%, 12/15/12                      538,785
  365,000                      BBB/Baa2   MetLife, Inc., 10.75%, 8/1/39 (b)                    450,835
  335,000                       A-/Baa2   Protective Life Corp., 7.375%, 10/15/19              368,176
  275,000                        A/Baa2   Prudential Financial, Inc., 5.15%, 1/15/13           292,052
                                                                                          ------------
                                                                                          $  2,715,686
------------------------------------------------------------------------------------------------------
                                          Multi-Line Insurance -- 0.5%
  730,000                       BB/Baa3   Liberty Mutual Group, Inc., 7.0%,
                                          3/15/37 (144A)                                  $    606,653
  500,000                     BBB-/Baa2   Liberty Mutual Group, Inc., 7.3%,
                                          6/15/14 (144A)                                       546,659
  200,000                          A/A3   Loew Corp., 5.25%, 3/15/16                           219,354
                                                                                          ------------
                                                                                          $  1,372,666
------------------------------------------------------------------------------------------------------
                                          Property & Casualty Insurance -- 0.3%
  100,000                     BBB-/Baa3   Hanover Insurance Group, Inc., 7.625%,
                                          10/15/25                                        $    102,218
  400,000                     BBB-/Baa3   The Hanover Insurance Group, Inc., 7.5%,
                                          3/1/20                                               426,480
  100,000                       BB-/Ba1   The Hanover Insurance Group, Inc., 8.207%,
                                          2/3/27                                                88,250
                                                                                          ------------
                                                                                          $    616,948
------------------------------------------------------------------------------------------------------
                                          Reinsurance -- 0.3%
  450,000                     BBB+/BBB+   Platinum Underwriters HD, 7.5%, 6/1/17          $    485,985
  275,000                       A-/Baa1   Reinsurance Group, Inc., 6.45%, 11/15/19             297,820
                                                                                          ------------
                                                                                          $    783,805
                                                                                          ------------
                                          Total Insurance                                 $  5,740,600
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                  Pioneer Classic Balanced Fund | Annual Report | 7/31/10     31

----------------------------------------------------------------------------------------------------------
             Floating      S&P/Moody's
Principal    Rate (d)      Ratings
Amount ($)   (unaudited)   (unaudited)                                                         Value
----------------------------------------------------------------------------------------------------------
                                          REAL ESTATE -- 2.1%
                                          Diversified Real Estate Activities -- 0.1%
   235,000                        A-/A2   WEA Finance LLC, 7.125%, 4/15/18                    $    269,679
----------------------------------------------------------------------------------------------------------
                                          Diversified Real Estate Investment Trust -- 0.3%
   440,000                    BBB+/Baa1   Dexus Finance Pty, Ltd., 7.125%, 10/15/14           $    477,612
   140,000                     BBB/Baa2   Digital Realty Trust LP, 4.5%, 7/15/15 (144A)            141,005
    60,000                     BBB/Baa2   Digital Realty Trust LP, 5.875%, 2/1/20 (144A)            61,460
                                                                                              ------------
                                                                                              $    680,077
----------------------------------------------------------------------------------------------------------
                                          Office Real Estate Investment Trust -- 0.2%
    50,000                     BBB/Baa2   Mack-Cali Realty Corp., 7.75%, 8/15/19              $     58,937
   500,000                     BBB/Baa2   Mack-Cali Realty LP, 5.125%, 2/15/14                     527,134
                                                                                              ------------
                                                                                              $    586,071
----------------------------------------------------------------------------------------------------------
                                          Retail Real Estate Investment Trust -- 0.5%
   245,000                      BB/Baa3   Developers Diversified Realty, Inc., 7.5%, 4/1/17   $    242,577
   140,000                        A-/A3   Simon Property Group LP, 6.75%, 5/15/14                  159,212
   500,000                        A-/A3   Simon Property Group LP, 5.0%, 3/1/12                    520,524
   435,000                     BBB/Baa2   Tanger Factory Outlet Centers, Inc., 6.15%,
                                          11/15/15                                                 475,494
                                                                                              ------------
                                                                                              $  1,397,807
----------------------------------------------------------------------------------------------------------
                                          Specialized Real Estate Investment Trust -- 1.0%
   700,000                    BBB-/Baa2   Health Care REIT, Inc., 6.2%, 6/1/16                $    769,809
   210,000                    BBB-/Baa3   Healthcare Realty Trust, Inc., 6.5%, 1/17/17             221,982
   475,000                     BBB/Baa2   Hospitality Properties Trust, 7.875%, 8/15/14            526,609
   365,000                     BBB-/Ba1   Senior Housing Properties Trust, 6.75%, 4/15/20          372,300
   500,000                    BBB-/Baa3   Ventas Realty LP / V, 6.5%, 6/1/16                       513,887
   210,000                    BBB-/Baa3   Ventas Realty LP / V, 6.5%, 6/1/16                       215,936
                                                                                              ------------
                                                                                              $  2,620,523
                                                                                              ------------
                                          Total Real Estate                                   $  5,554,157
----------------------------------------------------------------------------------------------------------
                                          SOFTWARE & SERVICES -- 0.3%
                                          Data Processing & Outsourced Services -- 0.1%
   400,000                      B-/Caa1   First Data Corp., 9.875%, 9/24/15                   $    322,000
----------------------------------------------------------------------------------------------------------
                                          Internet Software & Services -- 0.2%
   340,000                        NR/A2   GTP Towers Issuer LLC, 4.436%,
                                          2/15/15 (144A)                                      $    343,649
                                                                                              ------------
                                          Total Software & Services                           $    665,649
----------------------------------------------------------------------------------------------------------
                                          TECHNOLOGY HARDWARE & EQUIPMENT -- 0.3%
                                          Office Electronics -- 0.3%
   500,000                    BBB-/Baa2   Xerox Corp., 6.875%, 8/15/11                        $    526,827
    40,000                    BBB-/Baa2   Xerox Corp., 8.25%, 5/15/14                               47,455
                                                                                              ------------
                                                                                              $    574,282
                                                                                              ------------
                                          Total Technology Hardware & Equipment               $    574,282
----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

32     Pioneer Classic Balanced Fund | Annual Report | 7/31/10

------------------------------------------------------------------------------------------------------
             Floating      S&P/Moody's
Principal    Rate (d)      Ratings
Amount ($)   (unaudited)   (unaudited)                                                     Value
------------------------------------------------------------------------------------------------------
                                          SEMICONDUCTORS -- 0.1%
                                          Semiconductor Equipment -- 0.1%
   185,000                     BBB/Baa1   Klac Instruments Corp., 6.9%, 5/1/18            $    207,039
                                                                                          ------------
                                          Total Semiconductors                            $    207,039
------------------------------------------------------------------------------------------------------
                                          TELECOMMUNICATION SERVICES -- 0.9%
                                          Integrated Telecommunication Services -- 0.7%
   335,000                    BBB-/Baa3   Embarq Corp., 7.082%, 6/1/16                    $    362,859
   350,000                        A-/A3   France Telecom SA, 4.375%, 7/8/14                    384,067
   500,000                     BBB/Baa2   Telecom Italia Capital SA, 7.175%, 6/18/19           565,370
   300,000                     BBB/Baa2   Telecom Italia Capital SA, 5.25%, 11/15/13           316,359
   150,000                         A/A3   Verizon Communications, Inc., 8.75%, 11/1/18         198,015
                                                                                          ------------
                                                                                          $  1,826,670
------------------------------------------------------------------------------------------------------
                                          Wireless Telecommunication Services -- 0.2%
   500,000                      A-/Baa1   Vodafone Group Plc, 5.375%, 1/30/15             $    554,021
                                                                                          ------------
                                          Total Telecommunication Services                $  2,380,691
------------------------------------------------------------------------------------------------------
                                          UTILITIES -- 1.2%
                                          Electric Utilities -- 1.0%
   175,000                    BBB+/Baa1   CenterPoint Energy Houston Electric LLC, 7.0%,
                                          3/1/14                                          $    204,565
   225,000                      A-/Baa1   Commonwealth Edison Corp., 6.15%, 9/15/17            262,144
   270,000                        A-/A2   Enel Finance International SA, 5.125%,
                                          10/7/19 (144A)                                       281,790
    75,000                      BBB+/A3   Entergy Gulf States, Inc., 5.7%, 6/1/15               75,120
   174,207                    BBB-/Baa3   FPL Energy America Wind LLC, 6.639%,
                                          6/20/23 (144A)                                       186,295
    87,200                       B+/Ba2   FPL Energy Wind Funding LLC, 6.876%,
                                          6/27/17 (144A)                                        86,328
   200,000                     BBB/Baa2   Israel Electric Corp., Ltd., 7.25%,
                                          1/15/19 (144A)                                       221,862
   125,000                     BBB/Baa3   Nevada Power Co., 6.5%, 8/1/18                       147,065
   615,000                    BBB+/Baa2   NY State Gas and Electric Co., 6.15%,
                                          12/15/17 (144A)                                      642,406
   128,178                        NR/WR   Orcal Geothermal, Inc., 6.21%,
                                          12/30/20 (144A)                                      123,390
   100,000                     BB+/Baa3   Public Service of New Mexico, 7.95%, 5/15/18         106,181
   250,000                      BBB+/A3   West Penn Power Co., 5.95%, 12/15/17                 269,940
                                                                                          ------------
                                                                                          $  2,607,086
------------------------------------------------------------------------------------------------------
                                          Independent Power Producer & Energy Traders -- 0.1%
   232,123                       NR/Ba1   Coso Geothermal Power Holdings, Inc., 7.0%,
                                          7/15/26 (144A)                                  $    222,253
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                  Pioneer Classic Balanced Fund | Annual Report | 7/31/10     33

-------------------------------------------------------------------------------------------------------
             Floating      S&P/Moody's
Principal    Rate (d)      Ratings
Amount ($)   (unaudited)   (unaudited)                                                      Value
-------------------------------------------------------------------------------------------------------
                                          Multi-Utilities -- 0.1%
  300,000                        BB/Ba2   NSG Holdings, Inc., 7.75%, 12/15/25              $    270,000
                                                                                           ------------
                                          Total Utilities                                  $  3,099,339
-------------------------------------------------------------------------------------------------------
                                          TOTAL CORPORATE BONDS
                                          (Cost $56,365,287)                               $ 62,221,440
-------------------------------------------------------------------------------------------------------
                                          U.S. GOVERNMENT AND AGENCY OBLIGATIONS -- 7.4%
  243,364                       AAA/Aaa   Federal Home Loan Mortgage Corp., 5.0%,
                                          11/1/34                                          $    260,308
  281,169                       AAA/Aaa   Federal Home Loan Mortgage Corp., 5.5%,
                                          10/1/16 - 11/1/34                                     303,845
  199,033                       AAA/Aaa   Federal Home Loan Mortgage Corp., 6.0%,
                                          1/1/33 - 4/1/33                                       219,219
  217,859                       AAA/Aaa   Federal Home Loan Mortgage Corp., 6.5%,
                                          5/1/32 - 10/1/33                                      242,900
  136,492                       AAA/Aaa   Federal Home Loan Mortgage Corp., 7.0%,
                                          10/1/46                                               151,300
  212,141    4.91               AAA/Aaa   Federal Home Loan Mortgage Corp., Floating Rate
                                          Note, 11/1/35                                         221,466
2,074,095                       AAA/Aaa   Federal National Mortgage Association, 4.5%,
                                          11/1/20 - 6/1/39                                    2,234,836
1,433,157                       AAA/Aaa   Federal National Mortgage Association, 5.0%,
                                          12/1/17 - 11/1/38                                   1,532,164
2,066,456                       AAA/Aaa   Federal National Mortgage Association, 5.5%,
                                          8/1/14 - 5/1/37                                     2,229,049
  989,635                       AAA/Aaa   Federal National Mortgage Association, 6.0%,
                                          1/1/29 - 12/1/37                                    1,080,263
  259,585                       AAA/Aaa   Federal National Mortgage Association, 6.5%,
                                          4/1/29 - 10/1/32                                      293,018
  319,979                       AAA/Aaa   Federal National Mortgage Association, 7.0%,
                                          3/1/12 - 1/1/36                                       357,316
   26,439                       AAA/Aaa   Federal National Mortgage Association, 8.0%,
                                          4/1/20 - 5/1/31                                        30,622
  124,804                       AAA/Aaa   Government National Mortgage Association,
                                          4.5%, 4/15/35                                         132,286
2,614,251                       AAA/Aaa   Government National Mortgage Association,
                                          5.0%, 2/15/18 - 8/15/19                             2,817,418
  106,372                       AAA/Aaa   Government National Mortgage Association,
                                          5.5%, 8/15/33 - 9/15/33                               116,982
1,128,981                       AAA/Aaa   Government National Mortgage Association,
                                          6.0%, 4/15/14 - 9/15/38                             1,239,533
  661,173                       AAA/Aaa   Government National Mortgage Association,
                                          6.5%, 10/15/28 - 5/15/33                              746,482
    6,357                       AAA/Aaa   Government National Mortgage Association,
                                          7.0%, 4/15/28 - 8/15/28                                 7,298
   12,709                       AAA/Aaa   Government National Mortgage Association,
                                          7.5%, 9/20/29 - 1/15/30                                14,633

The accompanying notes are an integral part of these financial statements.

34     Pioneer Classic Balanced Fund | Annual Report | 7/31/10

----------------------------------------------------------------------------------------------------
             Floating      S&P/Moody's
Principal    Rate (d)      Ratings
Amount ($)   (unaudited)   (unaudited)                                                   Value
----------------------------------------------------------------------------------------------------
                                          U.S. Government and Agency Obligations -- (continued)
    3,816                       AAA/Aaa   Government National Mortgage Association,
                                          8.0%, 2/15/30                                 $      4,487
  175,395                       AAA/Aaa   Government National Mortgage Association II,
                                          5.5%, 2/20/34                                      191,592
  500,000                       AAA/Aaa   Tennessee Valley Authority, 6.25%, 12/15/17        614,160
1,750,000                       AAA/Aaa   U.S. Treasury Bonds, 3.125%, 5/15/19             1,803,043
  300,000                       AAA/Aaa   U.S. Treasury Bonds, 3.375%, 11/15/19              312,750
  500,000                       AAA/Aaa   U.S. Treasury Bonds, 3.625%, 2/15/20               530,742
1,020,000                       AAA/Aaa   U.S. Treasury Bonds, 5.25%, 11/15/28             1,230,375
  510,000                       AAA/Aaa   U.S. Treasury Notes, 5.375%, 2/15/31               626,663
                                                                                        ------------
                                                                                        $ 19,544,750
----------------------------------------------------------------------------------------------------
                                          TOTAL U.S. GOVERNMENT AND AGENCY
                                          OBLIGATIONS
                                          (Cost $18,262,236)                            $ 19,544,750
----------------------------------------------------------------------------------------------------
                                          FOREIGN GOVERNMENT BOND -- 0.1%
  225,000                       AAA/Aaa   France Government Bond OAT, 4.0%, 4/25/14     $    320,158
----------------------------------------------------------------------------------------------------
                                          TOTAL FOREIGN GOVERNMENT BOND
                                          (Cost $349,510)                               $    320,158
----------------------------------------------------------------------------------------------------
                                          MUNICIPAL BONDS -- 0.9%
                                          MISCELLANEOUS -- 0.4%
1,000,000                         A-/A1   State of California, 5.45%, 4/1/15            $  1,059,830
                                                                                        ------------
                                          Total Miscellaneous                           $  1,059,830
----------------------------------------------------------------------------------------------------
                                          GOVERNMENT -- 0.5%
                                          Municipal General -- 0.5%
  270,000                        AA/Aa1   OH INFRA-TXB-2-BABS, 3.0%, 6/15/15            $    275,670
  420,000                         A-/A1   State of California, 6.2%, 3/1/19                  442,231
  500,000                         A+/A1   State of Illinois, 1.395%, 2/1/11                  496,590
                                                                                        ------------
                                                                                        $  1,214,491
                                                                                        ------------
                                          Total Government                              $  1,214,491
----------------------------------------------------------------------------------------------------
                                          TOTAL MUNICIPAL BONDS
                                          (Cost $2,194,560)                             $  2,274,321
----------------------------------------------------------------------------------------------------
                                          TEMPORARY CASH INVESTMENTS -- 2.1%
                                          SECURITIES LENDING COLLATERAL -- 2.1% (c)
                                          Certificates of Deposit:
  158,573                                 Bank of Nova Scotia, 0.47%, 9/7/10            $    158,573
  158,573                                 BBVA NY, 0.55%, 8/16/10                            158,573
  111,001                                 BBVA NY, 0.53%, 7/26/11                            111,001
  174,430                                 CBA, 0.56%, 1/3/11                                 174,430
   95,144                                 DNB Nor Bank ASA NY, 0.48%, 8/26/10                 95,144

The accompanying notes are an integral part of these financial statements.

                  Pioneer Classic Balanced Fund | Annual Report | 7/31/10     35

--------------------------------------------------------------------------------------------------------
             Floating      S&P/Moody's
Principal    Rate (d)      Ratings
Amount ($)   (unaudited)   (unaudited)                                                       Value
--------------------------------------------------------------------------------------------------------
                                          Certificates of Deposit -- (continued)
   158,573                                Nordea NY, 0.5%, 12/10/10                         $    158,573
   158,573                                Royal Bank of Canada NY, 0.34%, 1/21/11                158,573
                                                                                            ------------
                                                                                            $  1,014,867
--------------------------------------------------------------------------------------------------------
                                          Commercial Paper:
    63,429                                American Honda Finance, 0.37%, 4/15/11            $     63,429
    95,144                                American Honda Finance, 0.37%, 5/4/11                   95,144
    20,977                                Caterpillar Financial Services Corp., 0.55%,
                                          8/20/10                                                 20,977
   126,821                                CHARFD, 0.34%, 8/23/10                                 126,821
    31,689                                CHARFD, 0.56%, 10/15/10                                 31,689
    63,374                                CLIPPR, 0.62%, 10/8/10                                  63,374
    95,106                                CLIPPR, 0.39%, 9/1/10                                   95,106
   143,287                                CME, 1.00%, 8/6/10                                     143,287
    66,028                                FAIRPP, 0.28%, 8/16/10                                  66,028
    79,253                                FASCO, 0.28%, 9/2/10                                    79,253
    72,907                                FASCO, 0.46%, 9/9/10                                    72,907
   158,600                                Federal Home Loan Bank, 0.37%, 6/1/11                  158,600
    79,279                                GE Corp., 0.54%, 1/26/11                                79,279
    15,845                                General Electric Capital Corp., 0.33%, 6/6/11           15,845
    17,165                                General Electric Capital Corp., 0.61%, 10/21/10         17,165
    17,284                                General Electric Capital Corp., 0.59%, 10/6/10          17,284
    47,575                                General Electric Capital Corp., 0.64%, 8/20/10          47,575
   134,060                                JPMorgan Chase & Co., 0.85%, 9/24/10                   134,060
    79,279                                OLDLLC, 0.45%, 8/12/10                                  79,279
    74,998                                OLDLLC, 0.38%, 8/16/10                                  74,998
    79,277                                PARFIN, 0.55%, 8/11/10                                  79,277
   158,562                                RANGER, 0.45%, 8/9/10                                  158,562
    95,106                                SANTANDER, 0.53%, 8/23/10                               95,106
   237,854                                SOCNAM, 0.49%, 8/3/10                                  237,854
    31,690                                SRCPP, 0.46%, 10/12/10                                  31,690
   126,822                                SRCPP, 0.5%, 8/30/10                                   126,822
    47,541                                STRAIT, 0.45%, 10/4/10                                  47,541
   111,300                                STRAIT, 0.3%, 8/23/10                                  111,300
    76,526                                TBLLC, 0.28%, 8/9/10                                    76,526
    79,225                                TBLLC, 0.26%, 10/12/10                                  79,225
   158,573                                Toyota Motor Credit Corp., 0.34%, 1/10/11              158,573
   158,440                                VARFUN, 0.34%, 10/25/10                                158,440
    95,149                                Wachovia Corp., 0.63%, 3/22/11                          95,149
   158,573                                Westpac, 0.50%, 7/29/11                                158,573
    63,421                                WFC, 0.60%, 12/2/10                                     63,421
                                                                                            ------------
                                                                                            $  3,160,159
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

36     Pioneer Classic Balanced Fund | Annual Report | 7/31/10

--------------------------------------------------------------------------------------------------------
              Floating      S&P/Moody's
Principal     Rate (d)      Ratings
Amount ($)    (unaudited)   (unaudited)                                                     Value
--------------------------------------------------------------------------------------------------------
                                           Tri-party Repurchase Agreements:
  280,518                                  Barclays Capital Markets, 0.21%, 8/2/10          $    280,518
  237,859                                  Deutsche Bank Securities, Inc., 0.20%, 8/2/10         237,859
  475,716                                  RBS Securities, Inc., 0.21%, 8/2/10                   475,716
                                                                                            ------------
                                                                                            $    994,093
--------------------------------------------------------------------------------------------------------
  Shares
                                           Money Market Mutual Funds
  237,859                                  Blackrock Liquidity Temporary Cash Fund          $    237,859
  237,859                                  Dreyfus Preferred Money Market Fund                   237,859
                                                                                            ------------
                                                                                            $    475,718
--------------------------------------------------------------------------------------------------------
                                           TOTAL TEMPORARY CASH INVESTMENTS
                                           (Cost $5,644,837)                                $  5,644,837
--------------------------------------------------------------------------------------------------------
                                           TOTAL INVESTMENT IN SECURITIES -- 101.5%
                                           (Cost $246,400,720) (a)                          $269,943,537
--------------------------------------------------------------------------------------------------------
                                           OTHER ASSETS AND
                                           LIABILITIES -- (1.5)%                            $ (3,934,968)
--------------------------------------------------------------------------------------------------------
                                           TOTAL NET ASSETS -- 100.0%                       $266,008,569
========================================================================================================

(144A) Security is exempt from registration under Rule (144A) of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At July 31, 2010, the value of these securities amounted to $8,353,092 or 3.1% of total net assets.

(A.D.R.) American Depositary Receipt.

*        Non-income producing security.

(a) At July 31, 2010, the net unrealized gain on investments based on cost for federal income tax purposes of $246,625,499 was as follows:

       Aggregate gross unrealized gain for all investments in which there is an
         excess of value over tax cost                                             $30,386,946
       Aggregate gross unrealized loss for all investments in which there is an
         excess of tax cost over value                                              (7,068,908)
                                                                                   -----------
       Net unrealized gain                                                         $23,318,038
                                                                                   ===========

(b)      At July 31, 2010, the following securities were out on loan:


----------------------------------------------------------------------
Principal
Amount ($)       Security                                     Value
----------------------------------------------------------------------
    361,000      MetLife, Inc., 10.75%, 8/1/39                $445,894
     99,000      Transocean Sedco, Inc., 1.5%, 12/15/37         91,080
    170,000      Transocean Sedco, Inc., 1.625%, 12/15/37      166,175

The accompanying notes are an integral part of these financial statements.

                  Pioneer Classic Balanced Fund | Annual Report | 7/31/10     37

-----------------------------------------------------------------------
     Shares                                                  Value
-----------------------------------------------------------------------
     10,000     ASM Lithography Holdings NV                  $  319,800
     38,600     Check Point Software Technologies, Ltd.*      1,313,172
      8,100     Cubist Pharmaceuticals, Inc.*                   174,798
     26,600     Gamestop Corp.*                                 533,330
     45,500     Microchip Technology Corp.                    1,385,475
     19,400     Nuance Communications, Inc.*                    320,294
     24,000     Vertex Pharmaceuticals, Inc.*                   807,840
-----------------------------------------------------------------------
                Total                                        $5,557,859
=======================================================================

(c) Securities lending collateral is managed by Credit Suisse AG, New York Branch.

(d) Debt obligation with a variable interest rate. Rate shown is rate at period end.

Purchases and sales of securities (excluding temporary cash investments) for the year ended July 31, 2010 aggregated $98,615,331 and $115,643,493, respectively.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

Highest priority is given to Level 1 inputs and lowest priority is given to Level 3.

  Level 1 -- quoted prices in active markets for identical securities
  Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
  Level 3 -- significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments)

The following is a summary of the inputs used as of July 31, 2010, in valuing the Fund's assets:

-----------------------------------------------------------------------------------------------------
                                         Level 1          Level 2           Level 3      Total
-----------------------------------------------------------------------------------------------------
 Asset backed securities                 $         --     $  3,286,200      $ --         $  3,286,200
 Collateralized mortgage obligations               --       10,825,814        --           10,825,814
 Corporate bonds                                   --       62,221,440        --           62,221,440
 Convertible corporate bonds                       --          171,063        --              171,063
 Municipal bonds                                   --        2,274,321        --            2,274,321
 U.S. government and agency
  obligations                                      --       19,544,750        --           19,544,750
 Common stocks                            164,429,823               --        --          164,429,823
 Preferred stocks                           1,225,131               --        --            1,225,131
 Foreign government bonds                          --          320,158        --              320,158
 Temporary cash investments                        --        5,169,119        --            5,169,119
 Money market mutual funds                    475,718               --        --              475,718
-----------------------------------------------------------------------------------------------------
 Total                                   $166,130,672     $103,812,865      $ --         $269,943,537
=====================================================================================================

The accompanying notes are an integral part of these financial statements.

38     Pioneer Classic Balanced Fund | Annual Report | 7/31/10

The following is a reconciliation of assets valued using significant observable inputs (Level 3):

--------------------------------------------------------------------
                                                         Asset Backed
                                                         Securities
--------------------------------------------------------------------
 Balance as of 7/31/09                                   $  143,615
 Realized gain (loss)                                            35
 Change in unrealized appreciation (depreciation)1          (41,398)
 Net purchases (sales)                                           --
 Transfers in and out of Level 3                           (102,252)
--------------------------------------------------------------------
 Balance as of 7/31/10                                   $       --
====================================================================

1 Unrealized appreciation (depreciation) on these securities is included in the change in unrealized gain (loss) from investments in the Statement of Operations.


The accompanying notes are an integral part of these financial statements.

                  Pioneer Classic Balanced Fund | Annual Report | 7/31/10     39

Statement of Assets and Liabilities | 7/31/10


ASSETS:
  Investment in securities (including securities loaned of
   $5,557,859) (cost $246,400,720)                                        $269,943,537
  Cash                                                                       1,163,737
  Receivables --
   Investment securities sold                                                  792,322
   Fund shares sold                                                            435,853
   Dividends and interest                                                    1,217,959
   Due from Pioneer Investment Management, Inc.                                 35,125
  Other                                                                         44,576
---------------------------------------------------------------------------------------
     Total assets                                                         $273,633,109
---------------------------------------------------------------------------------------
LIABILITIES:
  Payables --
   Investment securities purchased                                        $  1,583,399
   Fund shares repurchased                                                     231,637
   Dividends                                                                     9,360
   Upon return of securities loaned                                          5,644,837
  Due to affiliates                                                             61,601
  Accrued expenses                                                              93,706
---------------------------------------------------------------------------------------
     Total liabilities                                                    $  7,624,540
---------------------------------------------------------------------------------------
NET ASSETS:
  Paid-in capital                                                         $260,089,607
  Undistributed net investment income                                          386,328
  Accumulated net realized loss on investments and foreign currency
   transactions                                                            (18,010,297)
  Net unrealized gain on investments                                        23,542,817
  Net unrealized gain on forward foreign currency contracts and other
   assets and liabilities denominated in foreign currencies                        114
---------------------------------------------------------------------------------------
     Total net assets                                                     $266,008,569
=======================================================================================
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class A (based on $112,568,467/13,254,778 shares)                       $       8.49
  Class B (based on $11,789,907/1,398,516 shares)                         $       8.43
  Class C (based on $12,543,571/1,481,747 shares)                         $       8.47
  Class Y (based on $129,106,624/15,219,786 shares)                       $       8.49
MAXIMUM OFFERING PRICE:
  Class A ($8.49 [divided by] 95.5%)                                      $       8.89
=======================================================================================

The accompanying notes are an integral part of these financial statements.

40     Pioneer Classic Balanced Fund | Annual Report | 7/31/10

Statement of Operations

For the Year Ended 7/31/10


INVESTMENT INCOME:
  Dividends (net of foreign taxes withheld of $51,175)                    $ 4,181,515
  Interest                                                                  5,580,221
  Income from securities loaned, net                                           26,578
-------------------------------------------------------------------------------------------------------
     Total investment income                                                               $ 9,788,314
-------------------------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                                         $ 1,782,059
  Transfer agent fees
   Class A                                                                    240,840
   Class B                                                                     52,871
   Class C                                                                     21,767
   Class Y                                                                      1,300
  Distribution fees
   Class A                                                                    285,259
   Class B                                                                    142,672
   Class C                                                                    118,675
  Shareholder communications expense                                          102,598
  Administrative reimbursements                                                86,220
  Custodian fees                                                               15,369
  Registration fees                                                            72,017
  Professional fees                                                            86,692
  Printing expense                                                             48,765
  Fees and expenses of nonaffiliated trustees                                   7,169
  Miscellaneous                                                                35,174
-------------------------------------------------------------------------------------------------------
     Total expenses                                                                        $ 3,099,447
     Less fees waived and expenses reimbursed by Pioneer
       Investment Management, Inc.                                                            (191,949)
-------------------------------------------------------------------------------------------------------
     Net expenses                                                                          $ 2,907,498
-------------------------------------------------------------------------------------------------------
       Net investment income                                                               $ 6,880,816
-------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS
  Net realized gain on:
   Investments                                                            $ 6,521,963
   Forward foreign currency contracts and other assets and liabilities
     denominated in foreign currencies                                         44,214      $ 6,566,177
-------------------------------------------------------------------------------------------------------
  Change in net unrealized gain on:
   Investments                                                            $13,266,114
   Forward foreign currency contracts and other assets and liabilities
     denominated in foreign currencies                                            114      $13,266,228
-------------------------------------------------------------------------------------------------------
  Net gain on investments and foreign currency transactions                                $19,832,405
-------------------------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                                     $26,713,221
=======================================================================================================

The accompanying notes are an integral part of these financial statements.

                  Pioneer Classic Balanced Fund | Annual Report | 7/31/10     41

Statements of Changes in Net Assets

For the Years Ended 7/31/10 and 7/31/09, respectively

------------------------------------------------------------------------------------------------
                                                                Year Ended         Year Ended
                                                                7/31/10            7/31/09
------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                           $  6,880,816       $  5,988,583
Net realized gain (loss) on investments and foreign currency
  transactions                                                     6,566,177        (12,868,363)
Change in net unrealized gain on investments and foreign
  currency transactions                                           13,266,228          9,776,168
------------------------------------------------------------------------------------------------
   Net increase in net assets resulting from operations         $ 26,713,221       $  2,896,388
------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
   Class A ($0.24 and $0.26 per share, respectively)            $ (3,146,371)      $ (3,295,925)
   Class B ($0.17 and $0.21 per share, respectively)                (285,370)          (456,295)
   Class C ($0.17 and $0.20 per share, respectively)                (231,217)          (208,313)
   Class Y ($0.28 and $0.29 per share, respectively)              (4,310,527)        (1,105,708)
------------------------------------------------------------------------------------------------
     Total distributions to shareowners                         $ (7,973,485)      $ (5,066,241)
------------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                                $ 39,147,831       $ 24,838,683
Shares issued in reorganization                                           --        124,470,980
Reinvestment of distributions                                      7,652,814          4,726,288
Cost of shares repurchased                                       (64,570,198)       (48,873,865)
------------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets resulting from
     Fund share transactions                                    $(17,769,553)      $105,162,086
------------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets                        $    970,183       $102,992,233
NET ASSETS:
Beginning of year                                                265,038,386        162,046,153
------------------------------------------------------------------------------------------------
End of year                                                     $266,008,569       $265,038,386
------------------------------------------------------------------------------------------------
Undistributed net investment income                             $    386,328       $  1,248,372
------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

42     Pioneer Classic Balanced Fund | Annual Report | 7/31/10

---------------------------------------------------------------------------------------------------
                                       '10 Shares      '10 Amount       '09 Shares      '09 Amount
---------------------------------------------------------------------------------------------------
Class A
Shares sold                             2,258,948     $19,347,860        1,671,901     $12,032,380
Shares issued in reorganization                --              --        3,157,940      22,674,006
Reinvestment of distributions             342,114       2,901,149          424,536       3,081,851
Less shares repurchased                (3,540,395)    (29,911,883)      (3,968,225)    (28,848,690)
---------------------------------------------------------------------------------------------------
   Net increase (decrease)               (939,333)    $(7,662,874)       1,286,152     $ 8,939,547
===================================================================================================
Class B
Shares sold                               189,578     $ 1,613,876          273,954     $ 1,963,887
Reinvestment of distributions              31,293         263,089           56,989         411,092
Less shares repurchased                  (743,746)     (6,309,903)        (924,719)     (6,656,448)
---------------------------------------------------------------------------------------------------
   Net decrease                          (522,875)    $(4,432,938)        (593,776)    $(4,281,469)
===================================================================================================
Class C
Shares sold                               461,161     $ 3,948,031          374,611     $ 2,701,240
Shares issued in reorganization                --              --          254,685       1,823,544
Reinvestment of distributions              25,253         213,355           26,092         187,217
Less shares repurchased                  (365,730)     (3,105,560)        (344,921)     (2,495,774)
---------------------------------------------------------------------------------------------------
   Net increase                           120,684     $ 1,055,826          310,467     $ 2,216,227
===================================================================================================
Class Y
Shares sold                             1,678,504     $14,238,064        1,107,411     $ 8,141,176
Shares issued in reorganization                --              --       13,923,876      99,973,430
Reinvestment of distributions             504,055       4,275,221          141,741       1,046,128
Less shares repurchased                (2,945,131)    (25,242,852)      (1,473,575)    (10,872,953)
---------------------------------------------------------------------------------------------------
   Net increase (decrease)               (762,572)    $(6,729,567)      13,699,453     $98,287,781
===================================================================================================

The accompanying notes are an integral part of these financial statements.

                  Pioneer Classic Balanced Fund | Annual Report | 7/31/10     43

Financial Highlights

--------------------------------------------------------------------------------------------------------------
                                                                                      Year Ended    Year Ended
                                                                                      7/31/10       7/31/09
--------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                                                  $   7.93      $   8.65
-------------------------------------------------------------------------------------------------------------
Increase from investment operations:
 Net investment income                                                                $   0.21      $   0.30
 Net realized and unrealized gain (loss) on investments and foreign currency
  transactions                                                                            0.59         (0.76)
-------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations                                  $   0.80      $  (0.46)
-------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
 Net investment income                                                                $  (0.24)     $  (0.26)
 Net realized gain                                                                          --            --
-------------------------------------------------------------------------------------------------------------
Total distributions                                                                   $  (0.24)     $  (0.26)
-------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                            $   0.56      $  (0.72)
-------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                        $   8.49      $   7.93
=============================================================================================================
Total return*                                                                            10.07%        (4.95)%
Ratio of net expenses to average net assets+                                              1.16%         1.16%
Ratio of net investment income to average net assets+                                     2.41%         4.05%
Portfolio turnover rate                                                                     37%           86%
Net assets, end of period (in thousands)                                              $112,568      $112,506
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
 Net expenses                                                                             1.31%         1.42%
 Net investment income                                                                    2.26%         3.80%
Ratios with waiver of fees and assumption of expenses by the Adviser and reduction for fees paid indirectly:
 Net expenses                                                                             1.16%         1.16%
 Net investment income                                                                    2.41%         4.05%
==============================================================================================================


-----------------------------------------------------------------------------------------------------------------------------
                                                                                       Year Ended   Year Ended   Year Ended
                                                                                       7/31/08      7/31/07      7/31/06 (a)
-----------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                                                   $  10.80     $  11.19     $  13.05
-----------------------------------------------------------------------------------------------------------------------------
Increase from investment operations:
 Net investment income                                                                 $   0.31     $   0.37     $   0.31
 Net realized and unrealized gain (loss) on investments and foreign currency
  transactions                                                                            (0.99)        0.73         0.51
-----------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations                                   $  (0.68)    $   1.10     $   0.82
-----------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
 Net investment income                                                                 $  (0.33)    $  (0.38)    $  (0.29)
 Net realized gain                                                                        (1.14)       (1.11)       (2.39)
-----------------------------------------------------------------------------------------------------------------------------
Total distributions                                                                    $  (1.47)    $  (1.49)    $  (2.68)
-----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                             $  (2.15)    $  (0.39)    $  (1.86)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                         $   8.65     $  10.80     $  11.19
=============================================================================================================================
Total return*                                                                             (7.52)%      10.42%        7.52%
Ratio of net expenses to average net assets+                                               1.17%        1.16%        1.24%
Ratio of net investment income to average net assets+                                      3.22%        3.29%        2.65%
Portfolio turnover rate                                                                      50%          64%         115%
Net assets, end of period (in thousands)                                               $111,667     $163,391     $ 66,691
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
 Net expenses                                                                              1.30%        1.25%        1.24%
 Net investment income                                                                     3.09%        3.20%        2.65%
Ratios with waiver of fees and assumption of expenses by the Adviser and reduction for fees paid indirectly:
 Net expenses                                                                              1.16%        1.16%        1.24%
 Net investment income                                                                     3.23%        3.29%        2.65%
=============================================================================================================================

(a) Pioneer Investment Management, Inc. became the Fund's the adviser on September 23, 2005.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
+    Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

44    Pioneer Classic Balanced Fund | Annual Report | 7/31/10

--------------------------------------------------------------------------------------------------------------
                                                                                      Year Ended    Year Ended
                                                                                      7/31/10       7/31/09
--------------------------------------------------------------------------------------------------------------
Class B
Net asset value, beginning of period                                                  $  7.88       $  8.61
--------------------------------------------------------------------------------------------------------------
Increase from investment operations:
 Net investment income                                                                $  0.13       $  0.24
 Net realized and unrealized gain (loss) on investments and foreign currency
  transactions                                                                           0.59         (0.76)
--------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations                                  $  0.72       $ (0.52)
--------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
 Net investment income                                                                $ (0.17)      $ (0.21)
 Net realized gain                                                                         --            --
--------------------------------------------------------------------------------------------------------------
Total distributions                                                                   $ (0.17)      $ (0.21)
--------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                            $  0.55       $ (0.73)
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                        $  8.43       $  7.88
==============================================================================================================
Total return*                                                                            9.12%        (5.82)%
Ratio of net expenses to average net assets+                                             2.06%         2.06%
Ratio of net investment income to average net assets+                                    1.54%         3.18%
Portfolio turnover rate                                                                    37%           86%
Net assets, end of period (in thousands)                                              $11,790       $15,132
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
 Net expenses                                                                            2.22%         2.32%
 Net investment income                                                                   1.37%         2.92%
Ratios with waiver of fees and assumption of expenses by the Adviser and reduction for fees paid indirectly:
 Net expenses                                                                            2.06%         2.06%
 Net investment income                                                                   1.54%         3.18%
==============================================================================================================


-----------------------------------------------------------------------------------------------------------------------------
                                                                                       Year Ended   Year Ended   Year Ended
                                                                                       7/31/08      7/31/07      7/31/06 (a)
-----------------------------------------------------------------------------------------------------------------------------
Class B
Net asset value, beginning of period                                                   $ 10.74      $ 11.14      $ 13.00
-----------------------------------------------------------------------------------------------------------------------------
Increase from investment operations:
 Net investment income                                                                 $  0.23      $  0.28      $  0.20
 Net realized and unrealized gain (loss) on investments and foreign currency
  transactions                                                                           (0.99)        0.72         0.52
-----------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations                                   $ (0.76)     $  1.00      $  0.72
-----------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
 Net investment income                                                                 $ (0.23)     $ (0.29)     $ (0.19)
 Net realized gain                                                                       (1.14)       (1.11)       (2.39)
-----------------------------------------------------------------------------------------------------------------------------
Total distributions                                                                    $ (1.37)     $ (1.40)     $ (2.58)
-----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                             $ (2.13)     $ (0.40)     $ (1.86)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                         $  8.61      $ 10.74      $ 11.14
=============================================================================================================================
Total return*                                                                            (8.33)%       9.47%        6.56%
Ratio of net expenses to average net assets+                                              2.07%        2.07%        2.17%
Ratio of net investment income to average net assets+                                     2.31%        2.36%        1.75%
Portfolio turnover rate                                                                     50%          64%         115%
Net assets, end of period (in thousands)                                               $21,652      $29,871      $20,076
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
 Net expenses                                                                             2.13%        2.09%        2.17%
 Net investment income                                                                    2.25%        2.34%        1.75%
Ratios with waiver of fees and assumption of expenses by the Adviser and reduction for fees paid indirectly:
 Net expenses                                                                             2.06%        2.06%        2.17%
 Net investment income                                                                    2.32%        2.37%        1.75%
=============================================================================================================================

(a) Pioneer Investment Management, Inc. became the Fund's the adviser on September 23, 2005.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
+    Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

                   Pioneer Classic Balanced Fund | Annual Report | 7/31/10    45

--------------------------------------------------------------------------------------------------------------
                                                                                      Year Ended    Year Ended
                                                                                      7/31/10       7/31/09
--------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                                                  $  7.91       $  8.63
--------------------------------------------------------------------------------------------------------------
Increase from investment operations:
 Net investment income                                                                $  0.13       $  0.23
 Net realized and unrealized gain (loss) on investments and foreign currency
  transactions                                                                           0.60         (0.75)
--------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations                                  $  0.73       $ (0.52)
--------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
 Net investment income                                                                $ (0.17)      $ (0.20)
 Net realized gain                                                                         --            --
--------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                            $  0.56       $ (0.72)
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                        $  8.47       $  7.91
==============================================================================================================
Total return*                                                                            9.23%        (5.79)%
Ratio of net expenses to average net assets+                                             2.06%         2.06%
Ratio of net investment income to average net assets+                                    1.50%         3.16%
Portfolio turnover rate                                                                    37%           86%
Net assets, end of period (in thousands)                                              $12,544       $10,764
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
 Net expenses                                                                            2.06%         2.21%
 Net investment income                                                                   1.50%         3.01%
Ratios with waiver of fees and assumption of expenses by the Adviser and reduction for fees paid indirectly:
 Net expenses                                                                            2.06%         2.06%
 Net investment income                                                                   1.50%         3.16%
==============================================================================================================


-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                 9/23/05 (a)
                                                                                       Year Ended   Year Ended   to
                                                                                       7/31/08      7/31/07      7/31/06
-----------------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                                                   $ 10.79      $  11.19     $  12.86
-----------------------------------------------------------------------------------------------------------------------------
Increase from investment operations:
 Net investment income                                                                 $  0.22      $   0.29     $   0.18
 Net realized and unrealized gain (loss) on investments and foreign currency
  transactions                                                                           (0.99)         0.72         0.73
-----------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations                                   $ (0.77)     $   1.01     $   0.91
-----------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
 Net investment income                                                                 $ (0.25)     $  (0.30)    $  (0.19)
 Net realized gain                                                                       (1.14)        (1.11)       (2.39)
-----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                             $ (2.16)     $  (0.40)    $  (1.67)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                         $  8.63      $  10.79     $  11.19
=============================================================================================================================
Total return*                                                                            (8.40)%        9.54%        8.21%(b
Ratio of net expenses to average net assets+                                              2.07%         2.06%        2.00%**
Ratio of net investment income to average net assets+                                     2.31%         2.41%        1.55%**
Portfolio turnover rate                                                                     50%           64%         115%
Net assets, end of period (in thousands)                                               $ 9,071      $ 11,784     $    426
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
 Net expenses                                                                             2.10%         2.10%        2.00%**
 Net investment income                                                                    2.28%         2.37%        1.55%**
Ratios with waiver of fees and assumption of expenses by the Adviser and reduction for fees paid indirectly:
 Net expenses                                                                             2.06%         2.06%        2.00%**
 Net investment income                                                                    2.32%         2.41%        1.55%**
=============================================================================================================================

(a)  Class C shares were first publicly offered on September 23, 2005.
(b)  Not annualized.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
**   Annualized.
+    Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

46    Pioneer Classic Balanced Fund | Annual Report | 7/31/10

--------------------------------------------------------------------------------------------------------------
                                                                                      Year Ended    Year Ended
                                                                                      7/31/10       7/31/09
--------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                                                  $   7.93      $   8.65
--------------------------------------------------------------------------------------------------------------
Increase decrease from investment operations:
 Net investment income                                                                $   0.24      $   0.30
 Net realized and unrealized gain (loss) on investments and foreign currency
  transactions                                                                            0.60         (0.73)
--------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations                                  $   0.84      $  (0.43)
--------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
 Net investment income                                                                $  (0.28)     $  (0.29)
 Net realized gain                                                                          --            --
--------------------------------------------------------------------------------------------------------------
Total distributions                                                                   $  (0.28)     $  (0.29)
--------------------------------------------------------------------------------------------------------------
Redemption fee                                                                        $     --      $     --
--------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                            $   0.56      $  (0.72)
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                        $   8.49      $   7.93
==============================================================================================================
Total return*                                                                            10.58%        (4.62)%
Ratio of net expenses to average net assets+                                              0.78%         0.89%
Ratio of net investment income to average net assets+                                     2.79%         4.03%
Portfolio turnover rate                                                                     37%           86%
Net assets, end of period (in thousands)                                              $129,107      $126,636
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
 Net expenses                                                                             0.78%         0.89%
 Net investment income                                                                    2.79%         4.03%
Ratios with waiver of fees and assumption of expenses by the Adviser and reduction for fees paid indirectly:
 Net expenses                                                                             0.78%         0.89%
 Net investment income                                                                    2.79%         4.03%
==============================================================================================================


-----------------------------------------------------------------------------------------------------------------------------
                                                                                       Year Ended   Year Ended   Year Ended
                                                                                       7/31/08      7/31/07      7/31/06 (b)
-----------------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                                                   $ 10.80      $ 11.20      $ 13.05
-----------------------------------------------------------------------------------------------------------------------------
Increase decrease from investment operations:
 Net investment income                                                                 $  0.36      $  0.40      $  0.79
 Net realized and unrealized gain (loss) on investments and foreign currency
  transactions                                                                           (1.01)        0.74         0.07
-----------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations                                   $ (0.65)     $  1.14      $  0.86
-----------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
 Net investment income                                                                 $ (0.36)     $ (0.43)     $ (0.32)
 Net realized gain                                                                       (1.14)       (1.11)       (2.39)
-----------------------------------------------------------------------------------------------------------------------------
Total distributions                                                                    $ (1.50)     $ (1.54)     $ (2.71)
-----------------------------------------------------------------------------------------------------------------------------
Redemption fee                                                                         $    --      $    --      $  0.00(a)
-----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                             $ (2.15)     $ (0.40)     $ (1.85)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                         $  8.65      $ 10.80      $ 11.20
=============================================================================================================================
Total return*                                                                            (7.25)%      10.82%        7.89%
Ratio of net expenses to average net assets+                                              0.80%        0.80%        0.92%
Ratio of net investment income to average net assets+                                     3.57%        3.61%        2.99%
Portfolio turnover rate                                                                     50%          64%         115%
Net assets, end of period (in thousands)                                               $19,655      $27,743      $30,072
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
 Net expenses                                                                             0.80%        0.80%        0.92%
 Net investment income                                                                    3.57%        3.61%        2.99%
Ratios with waiver of fees and assumption of expenses by the Adviser and reduction for fees paid indirectly:
 Net expenses                                                                             0.80%        0.80%        0.92%
 Net investment income                                                                    3.57%        3.61%        2.99%
=============================================================================================================================

(a)  Amount rounds to less than one cent per share.
(b) Pioneer Investment Management, Inc. became the Fund's adviser on September 23, 2005.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
+    Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

                   Pioneer Classic Balanced Fund | Annual Report | 7/31/10    47

Notes to Financial Statements | 7/31/10

1. Organization and Significant Accounting Policies

Pioneer Classic Balanced Fund (the Fund) is one of four portfolios comprising Pioneer Series Trust IV, a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund is the successor to the AmSouth Balanced Fund. The Fund's investment objective is to seek capital growth and current income through a diversified portfolio of equity securities and bonds.

The Fund offers three classes of shares designated as Class A, Class C and Class Y shares. Class C shares were first publicly offered on September 23, 2005. Effective as of the close of business on December 31, 2009, Class B shares are no longer offered to new or existing shareholders, except that dividends and/or capital gain distributions may continue to be reinvested in Class B shares, and shareholders may exchange their Class B shares for Class B shares of other Pioneer funds, as permitted by existing exchange privileges. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board the flexibility to specify either per share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares. Class B shares convert to Class A shares approximately eight years after the date of purchase.

At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the


48     Pioneer Classic Balanced Fund | Annual Report | 7/31/10

Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain and losses on investments during the reporting period. Actual results could differ from those estimates.

The Fund may invest in REIT securities, the value of which can fall for a variety of reasons, such as declines in rental income, fluctuating interest rates, poor property management, environmental liabilities, uninsured damage, increased competition, or changes in real estate tax laws.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:


A. Security Valuation

   Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange
   (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset value, equity securities are valued at the last sale price on the principal exchange where they are traded or using readily available market quotations. Fixed income securities with remaining maturity of more than sixty days are valued using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market prices and/or quotations are not readily available or are considered to be unreliable are valued using fair value methods pursuant to procedures adopted by the Board of Trustees. Trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Thus, the valuation of the Fund's securities may differ from exchange prices. Factors used in applying the fair value method may include comparable securities, yields, bond credit ratings and market conditions. At July 31, 2010, no securities were fair valued using fair value methods (other than securities that were valued using prices supplied by independent pricing services). Temporary cash investments are valued at cost which approximates market value. Money market mutual funds are valued at net asset value.


                  Pioneer Classic Balanced Fund | Annual Report | 7/31/10     49

   Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income is recorded on the accrual basis. All discounts/premiums on debt securities are accreted/ amortized into interest income for financial reporting purposes.

   Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.


B. Forward Foreign Currency Contracts

   The Fund may enter into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Fund's financial statements. The Fund records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 6).


C. Federal Income Taxes

   It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. Tax years for the prior three fiscal years remain subject to examination by tax authorities.

   The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the sources of the Fund's distributions may be shown in the accompanying financial statements as from or in excess of net investment income or as from net realized gain on investment transactions, or as from paid-in capital, depending on the type of book/tax differences that may exist.

   At July 31, 2010, the Fund had a net capital loss carryforward of $17,822,524, of which, the following amounts will expire between 2015 and 2018 if not utilized: $635,922 in 2015, $12,350,665 in 2017, and $4,835,937
   in 2018.

   At July 31, 2010, the Fund has reclassified $230,625 to increase undistributed net investment income and $230,625 to increase accumulated net realized


50     Pioneer Classic Balanced Fund | Annual Report | 7/31/10
   loss and foreign currency transactions, to reflect permanent book/tax differences. The reclassification has no impact on the net assets of the Fund and presents the Fund's capital accounts on a tax basis.

   The tax character of distributions paid during the years ended July 31, 2010 and July 31, 2009 were as follows:


------------------------------------------------------
                                 2010             2009
------------------------------------------------------
Distributions paid from:
Ordinary income            $7,973,485       $5,044,098
Long-term capital gain             --           22,143
------------------------------------------------------
  Total                    $7,973,485       $5,066,241
======================================================


  The following shows the components of distributable earnings on a federal income tax basis at July 31, 2010:


---------------------------------------------------
                                              2010
---------------------------------------------------
Distributable earnings:
Undistributed ordinary income             $432,695
Capital loss carryforward              (17,822,524)
Current year dividend payable               (9,360)
Unrealized appreciation                 23,318,151
---------------------------------------------------
  Total                                 $5,918,962
===================================================


   The difference between book-basis and tax-basis unrealized appreciation is attributable to the tax deferral of losses on wash-sales, the tax basis adjustments on partnerships and the tax treatment of premium and amortization.


D. Fund Shares

   The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), earned approximately $30,411 in underwriting commissions on the sale of Class A shares during the year ended July 31, 2010.


E. Class Allocations

   Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

   Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B and Class C shares of the Fund, respectively (see Note 4). Class Y shares do not pay distribution fees. All expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services are allocated among the classes


                  Pioneer Classic Balanced Fund | Annual Report | 7/31/10     51
   of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

   Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class B, Class C and Class Y shares can reflect different transfer agent and distribution expense rates.


F. Repurchase Agreements

   With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian or a subcustodian of the Fund. The Fund's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.


G. Securities Lending

   The Fund lends securities in its portfolio to certain broker-dealers or other institutional investors. When entering into a securities loan transaction, the Fund typically receives cash collateral from the borrower equal to at least the fair value of the securities loaned, which is invested in temporary investments. Credit Suisse AG, New York Branch, as the Fund's securities lending agent, manages the Fund's securities lending collateral. The income earned on the investment of collateral is shared with the borrower and the lending agent in payment of any rebate due to the borrower with respect to the securities loan, and in compensation for the lending agent's services to the Fund. The Fund also continues to receive payments in lieu of dividends or interest on the securities loaned. Gain or loss on the value of the loaned securities that may occur during the term of the loan will be for the account of the Fund. The amount of the collateral is required to be adjusted daily to reflect any price fluctuation in the fair value of the loaned securities. If the required market value of the collateral is less than the fair value of the loaned securities, the borrower is required to deliver additional collateral for the account of the Fund prior to the close of business on that day. The Fund has the right, under the lending agreement, to terminate the loan and recover the securities from the borrower with prior notice. The Fund is required to return the cash collateral to the borrower and could suffer a loss if the value of the collateral, as invested, has declined.


52     Pioneer Classic Balanced Fund | Annual Report | 7/31/10

2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.65% of the Fund's average daily net assets up to $1 billion; 0.60% of the next $4 billion and 0.55% of the excess over $5 billion. The management fee was equivalent to 0.65% of the average daily net assets for the year ended July 31, 2010.

PIM has contractually agreed to limit ordinary operating expenses to the extent required to reduce Fund expenses to 1.16%, 2.06%, 2.06% and 1.08% of the average daily net assets attributable to Class A, Class B, Class C and Class Y shares, respectively. These expense limitations are in effect through December 1, 2011 for Class A, Class B and Class C shares, and June 1, 2012 for Class Y shares. There can be no assurance that PIM will extend the expense limitation agreement for a class of shares beyond the date referred to above.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $9,941 in management fees, administrative costs and certain other reimbursements payable to PIM at July 31, 2010.


3. Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates.

In addition, the Fund reimburses PIMSS for out-of-pocket expenses incurred by PIMSS related to shareholder communications activities such as proxy and statement mailings, outgoing phone calls and omnibus relationship contracts. For the year ended July 31, 2010, such out-of-pocket expenses by class of shares were as follows:


----------------------------------------------
 Shareholder Communications:
----------------------------------------------
 Class A                              $ 77,983
 Class B                                11,045
 Class C                                11,017
 Class Y                                 2,553
----------------------------------------------
    Total:                            $102,598
==============================================

Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $48,784 in transfer agent fees and out-of-pocket reimbursements payable to PIMSS at July 31, 2010.


                  Pioneer Classic Balanced Fund | Annual Report | 7/31/10     53

4. Distribution Plans

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class B and Class C shares. Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays PFD 1.00% of the average daily net assets attributable to Class B and Class C shares. The fee for Class B and Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $2,876 in distribution fees payable to PFD at July 31, 2010.

In addition, redemptions of each class of shares (except Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 18 months of purchase (within 12 months for purchases made on or after April 1, 2009). Class B shares that are redeemed within five years of purchase are subject to a CDSC at declining rates beginning at 4.00%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00% based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class Y shares. Proceeds from the CDSCs are paid to PFD. For the year ended July 31, 2009, CDSCs in the amount of $21,076 were paid to PFD.


5. Expense Offset Arrangements

The Fund has entered into certain expense offset arrangements with PIMSS which may result in a reduction in the Fund's total expenses due to interest earned on cash held by PIMSS. For the year ended July 31, 2010, the Fund's expenses were not reduced under such arrangements.


6. Forward Foreign Currency Contracts

At July 31, 2010, the Fund had entered into various forward foreign currency contracts that obligate the Fund to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the settlement date of a forward foreign currency contract, the Fund may close out such contract by entering into an offsetting contract. The average number of contracts open during the year ended July 31, 2010 was 19,923. At July 31, 2010, the Fund had no outstanding portfolio or settlement hedges.


54     Pioneer Classic Balanced Fund | Annual Report | 7/31/10

7. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), participates in a $165 million committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the facility or the limits set for borrowing by the Fund's prospectus and the 1940 Act. Interest on borrowings is payable at the higher of the London Interbank Offered Rate (LIBOR) on the borrowing date plus 1.25% on an annualized basis or the Federal Funds Rate on the borrowing date plus 1.25% on an annualized basis. The Funds pay an annual commitment fee for this facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the year ended July 31, 2010, the Fund had no borrowings under this agreement.


8. Additional Disclosures about Derivative Instruments and Hedging Activities:

The effect of derivative instruments on the Statement of Operations for the year ended July 31, 2010 was as follows:


------------------------------------------------------------------------------------------------------
Derivatives Not
Accounted for as
Hedging Instruments
Under Accounting                                                                Change in Unrealized
Standards Codification        Location of Gain or       Realized Gain or        Gain or (Loss)
(ASC) 815 (formerly           (Loss) On Derivatives     (Loss) on Derivatives   on Derivatives
FASB Statement 133)           Recognized in Income      Recognized in Income    Recognized in Income
------------------------------------------------------------------------------------------------------
 Foreign Exchange Contracts   Net realized gain on      $13,902
                              forward foreign currency
                              contracts and other
                              assets and liabilities
                              denominated in foreign
                              currencies

 Foreign Exchange Contracts   Change in unrealized                              $114
                              gain (loss) on forward
                              foreign currency
                              contracts and other
                              assets and liabilities
                              denominated in foreign
                              currencies

9. Reorganization Information

On May 8, 2009, beneficial owners of Regions Morgan Keegan Balanced Fund approved a proposed Agreement and Plan of Reorganization that provided for the reorganization listed below. This tax-free reorganization was accomplished on May 15, 2009 ("Closing Date"), by exchanging the assets and stated liabilities of Regions Morgan Keegan Balanced Fund for shares of Pioneer Classic Balanced Fund. Shareholders holding Class A, Class C and Class I shares of Regions Morgan Keegan Balanced Fund received Class A, Class C and Class Y shares, respectively,


                  Pioneer Classic Balanced Fund | Annual Report | 7/31/10     55
of Pioneer Classic Balanced Fund in the reorganization. The following charts show the details of the reorganization as of that Closing Date:


-------------------------------------------------------------------------------------------
                      Pioneer
                      Classic                RMK                    Pioneer
                      Balanced Fund          Balanced Fund          Classic Balanced Fund
                      (Pre-Reorganization)   (Pre-Reorganization)   (Post-Reorganization)
-------------------------------------------------------------------------------------------
 Class A              $ 85,335,322           $ 22,674,006           $108,009,328
 Class B              $ 14,250,065           $         --           $ 14,250,065
 Class C              $  7,490,106           $  1,823,544           $  9,313,650
 Class Y/I            $ 11,910,774           $ 99,973,430           $111,884,204
-------------------------------------------------------------------------------------------
 Total Net Assets     $118,986,267           $124,470,980           $243,457,247
-------------------------------------------------------------------------------------------
 Shares Outstanding
 Class A                11,883,750              1,730,964             15,041,690
 Class B                 1,998,787                     --              1,998,787
 Class C                 1,046,198                138,986              1,300,883
 Class Y/I               1,659,495              7,621,068             15,583,371
 Shares Issued in
  Reorganization
 Class A                        --                     --              3,157,940
 Class C                        --                     --                254,685
 Class Y                        --                     --             13,923,876


-------------------------------------------------------------------------
                                         Unrealized        Accumulated
                                         Appreciation On   Loss On
                                         Closing Date      Closing Date
-------------------------------------------------------------------------
 Regions Morgan Keegan Balanced Fund     $4,436,390        $(917,891)
-------------------------------------------------------------------------

10. Subsequent Events

In preparing these financial statements, PIM has evaluated the impact of all events and transactions for potential recognition or disclosure and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.


56     Pioneer Classic Balanced Fund | Annual Report | 7/31/10

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Pioneer Series Trust IV and the Shareowners of Pioneer Classic Balanced Fund:
--------------------------------------------------------------------------------
We have audited the accompanying statement of assets and liabilities of Pioneer Classic Balanced Fund, one of the portfolios constituting Pioneer Series Trust IV (the "Trust"), including the schedule of investments, as of July 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2010 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Classic Balanced Fund at July 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.


                                                           /s/ Ernst & Young LLP


Boston, Massachusetts
September 24, 2010


                  Pioneer Classic Balanced Fund | Annual Report | 7/31/10     57

ADDITIONAL INFORMATION (unaudited)

For the year ended July 30, 2010, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act (the Act) of 2003. The Fund intends to designate up to the maximum amount of such dividends allowable under the Act, as taxed at a maximum rate of 15%. Complete information will be computed and reported in conjunction with your 2010 form 1099-DIV.

The qualifying percentage of the Fund's ordinary income dividends for the purpose of the corporate dividends received deduction was 47.54%.

The percentages of the Fund's ordinary income distributions that are exempt from nonresident alien (NRA) tax withholding resulting from qualified interest income and qualified short term gains were 51.44% and 0.0%, respectively.


58     Pioneer Classic Balanced Fund | Annual Report | 7/31/10

Trustees, Officers and Service Providers

Investment Adviser
Pioneer Investment Management, Inc.


Custodian
Brown Brothers Harriman & Co.


Independent Registered Public Accounting Firm
Ernst & Young LLP


Principal Underwriter
Pioneer Funds Distributor, Inc.


Legal Counsel
Bingham McCutchen LLP


Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.


Trustees and Officers

The Fund's Trustees and officers are listed below, together with their principal occupations during at least the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a Trustee of each of the 58 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.


                  Pioneer Classic Balanced Fund | Annual Report | 7/31/10     59

Interested Trustees

------------------------------------------------------------------------------------------------------------------------------------
                          Position Held       Length of Service                                                  Other Directorships
Name and Age              with the Fund       and Term of Office           Principal Occupation(s)               Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
John F. Cogan, Jr. (84)*  Chairman of the     Trustee since 2005. Serves   Non-Executive Chairman and a          None
                          Board, Trustee      until a successor trustee    director of Pioneer Investment
                          and President       is elected or earlier        Management USA Inc. ("PIM-USA");
                                              retirement or removal.       Chairman and a director of Pioneer;
                                                                           Chairman and Director of Pioneer
                                                                           Institutional Asset Management, Inc.
                                                                           (since 2006); Director of Pioneer
                                                                           Alternative Investment Management
                                                                           Limited (Dublin); President and a
                                                                           director of Pioneer Alternative
                                                                           Investment Management (Bermuda)
                                                                           Limited and affiliated funds; Deputy
                                                                           Chairman and a director of Pioneer
                                                                           Global Asset Management S.p.A.
                                                                           ("PGAM") (until April 2010);
                                                                           Director of PIOGLOBAL Real Estate
                                                                           Investment Fund (Russia) (until June
                                                                           2006); Director of Nano-C, Inc.
                                                                           (since 2003); Director of Cole
                                                                           Management Inc. (since 2004);
                                                                           Director of Fiduciary Counseling,
                                                                           Inc.; President and Director of
                                                                           Pioneer Funds Distributor, Inc.
                                                                           ("PFD") (until May 2006); President
                                                                           of all of the Pioneer Funds; and Of
                                                                           Counsel, Wilmer Cutler Pickering
                                                                           Hale and Dorr LLP
------------------------------------------------------------------------------------------------------------------------------------
Daniel K. Kingsbury (51)* Trustee and         Trustee since 2007. Serves   Director, CEO and President of        None
                          Executive Vice      until a successor trustee    PIM-USA (since February 2007);
                          President           is elected or earlier        Director and President of Pioneer
                                              retirement or removal.       and Pioneer Institutional Asset
                                                                           Management, Inc. (since February
                                                                           2007); Executive Vice President of
                                                                           all of the Pioneer Funds (since
                                                                           March 2007); Director of PGAM (2007
                                                                           - 2010); Head of New Europe
                                                                           Division, PGAM (2000 - 2005); and
                                                                           Head of New Markets Division, PGAM
                                                                           (2005 - 2007)

------------------------------------------------------------------------------------------------------------------------------------

* Mr. Cogan and Mr. Kingsbury are Interested Trustees because they are officers or directors of the Fund's investment adviser and certain of its affiliates.



60    Pioneer Classic Balanced Fund | Annual Report | 7/31/10

Independent Trustees


-----------------------------------------------------------------------------------------------------------------------------------
                          Position Held       Length of Service                                                 Other Directorships
Name and Age              with the Fund       and Term of Office        Principal Occupation(s)                 Held by Trustee
-----------------------------------------------------------------------------------------------------------------------------------
David R. Bock (66)        Trustee             Trustee since 2005.       Interim Chief Executive Officer,        Director of
                                              Serves until a successor  Oxford Analytica, Inc. (privately held  Enterprise Community
                                              trustee is elected or     research and consulting company) (2010  Investment, Inc.
                                              earlier retirement or     - present); Managing Partner, Federal   (privately held
                                              removal.                  City Capital Advisors (corporate        affordable housing
                                                                        advisory services company) (1997 -      finance company)
                                                                        2004 and 2008 - present); Executive     (1985 - present);
                                                                        Vice President and Chief Financial      Director of Oxford
                                                                        Officer, I-trax, Inc. (publicly traded  Analytica, Inc.
                                                                        health care services company) (2004 -   (2008 - present);
                                                                        2007); and Executive Vice President     and Director of New
                                                                        and Chief Financial Officer, Pedestal   York Mortgage Trust
                                                                        Inc. (internet-based mortgage trading   (publicly traded
                                                                        company) (2000 - 2002)                  mortgage REIT) (2004
                                                                                                                - 2009)
-----------------------------------------------------------------------------------------------------------------------------------
Mary K. Bush (62)         Trustee             Trustee since 2005.       President, Bush International, LLC      Director of Marriott
                                              Serves until a successor  (international financial advisory       International, Inc.
                                              trustee is elected or     firm) (1991 - present); Managing        (2008 - present);
                                              earlier retirement or     Director, Federal Housing Finance       Director of Discover
                                              removal.                  Board (oversight of Federal Home Loan   Financial Services
                                                                        Bank system) (1989 - 1991); Vice        (credit card issuer
                                                                        President and Head of International     and electronic
                                                                        Finance, Federal National Mortgage      payment services)
                                                                        Association (1988 - 1989); U.S.         (2007 - present);
                                                                        Alternate Executive Director,           Former Director of
                                                                        International Monetary Fund (1984 -     Briggs & Stratton
                                                                        1988); Executive Assistant to Deputy    Co. (engine
                                                                        Secretary of the U.S. Treasury, U.S.    manufacturer) (2004
                                                                        Treasury Department (1982 - 1984); and  - 2009); Director of
                                                                        Vice President and Team Leader in       UAL Corporation
                                                                        Corporate Banking, Bankers Trust Co.    (airline holding
                                                                        (1976 - 1982)                           company) (2006 -
                                                                                                                present); Director
                                                                                                                of ManTech
                                                                                                                International
                                                                                                                Corporation
                                                                                                                (national security,
                                                                                                                defense, and
                                                                                                                intelligence
-----------------------------------------------------------------------------------------------------------------------------------

                         Pioneer Classic Balanced Fund | Annual Report | 7/31/10
61

-----------------------------------------------------------------------------------------------------------------------------------
                          Position Held       Length of Service                                                 Other Directorships
Name and Age              with the Fund       and Term of Office        Principal Occupation(s)                 Held by Trustee
-----------------------------------------------------------------------------------------------------------------------------------
Mary K. Bush (continued)                                                                                        technology firm)
                                                                                                                (2006 - present);
                                                                                                                Member, Board of
                                                                                                                Governors,
                                                                                                                Investment Company
                                                                                                                Institute (2007 -
                                                                                                                present); Former
                                                                                                                Director of Brady
                                                                                                                Corporation (2000 -
                                                                                                                2007); Former
                                                                                                                Director of Mortgage
                                                                                                                Guaranty Insur- ance
                                                                                                                Corporation (1991 -
                                                                                                                2006); Former
                                                                                                                Director of
                                                                                                                Millennium
                                                                                                                Chemicals, Inc.
                                                                                                                (commodity
                                                                                                                chemicals) (2002 -
                                                                                                                2005); Former
                                                                                                                Director, R.J.
                                                                                                                Reynolds Tobacco
                                                                                                                Holdings, Inc.
                                                                                                                (tobacco) (1999 -
                                                                                                                2005); and Former
                                                                                                                Director of Texaco,
                                                                                                                Inc. (1997 - 2001)
-----------------------------------------------------------------------------------------------------------------------------------
Benjamin M.               Trustee             Trustee since 2008.       William Joseph Maier Professor of       Trustee, Mellon
Friedman (65)                                 Serves until a successor  Political Economy, Harvard University   Institutional Funds
                                              trustee is elected or     (1972 - present)                        Investment Trust and
                                              earlier retirement or                                             Mellon Institutional
                                              removal.                                                          Funds Master
                                                                                                                Portfolio (oversaw
                                                                                                                17 portfolios in
                                                                                                                fund complex) (1989
                                                                                                                - 2008)
-----------------------------------------------------------------------------------------------------------------------------------

62    Pioneer Classic Balanced Fund | Annual Report | 7/31/10

-----------------------------------------------------------------------------------------------------------------------------------
                          Position Held    Length of Service                                                 Other Directorships
Name and Age              with the Fund    and Term of Office         Principal Occupation(s)                Held by Trustee
-----------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (63) Trustee          Trustee since 2005.       Founding Director, Vice President and   None
                                           Serves until a successor  Corporate Secretary, The Winthrop
                                           trustee is elected or     Group, Inc. (consulting firm) (1982 -
                                           earlier retirement or     present); Desautels Faculty of
                                           removal.                  Management, McGill University (1999 -
                                                                     present); and Manager of Research
                                                                     Operations and Organizational Learning,
                                                                     Xerox PARC, Xerox's Advance Research
                                                                     Center (1990 - 1994)
-----------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (59)      Trustee          Trustee since 2006.       Chief Executive Officer, Quadriserv,    Director, Broadridge
                                           Serves until a successor  Inc. (technology products for           Financial Solutions,
                                           trustee is elected or     securities lending industry) (2008 -    Inc. (investor
                                           earlier retirement or     present); Private investor (2004 -      communications and
                                           removal.                  2008); and Senior Executive Vice        securities processing
                                                                     President, The Bank of New York         provider for financial
                                                                     (financial and securities services)     services industry)
                                                                     (1986 - 2004)                           (2009 - present); and
                                                                                                             Director, Quadriserv,
                                                                                                             Inc. (2005 - present)
-----------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (62)  Trustee          Trustee since 2005.       President and Chief Executive Officer,  Director of New America
                                           Serves until a successor  Newbury, Piret & Company, Inc.          High Income Fund, Inc.
                                           trustee is elected or     (investment banking firm) (1981 -       (closed-end investment
                                           earlier retirement or     present)                                company) (2004 -
                                           removal.                                                          present); and Member,
                                                                                                             Board of Governors,
                                                                                                             Investment Company
                                                                                                             Institute (2000 - 2006)
-----------------------------------------------------------------------------------------------------------------------------------



                   Pioneer Classic Balanced Fund | Annual Report | 7/31/10    63

Trust Officers

-----------------------------------------------------------------------------------------------------------------------------------
                          Position Held       Length of Service                                                 Other Directorships
Name and Age              with the Fund       and Term of Office       Principal Occupation(s)                  Held by Officer
-----------------------------------------------------------------------------------------------------------------------------------
Christopher J.            Secretary           Since 2010. Serves       Vice President and Associate General     None
Kelley (45)                                   at the discretion of     Counsel of Pioneer since January 2008
                                              the Board.               and Secretary of all of the Pioneer
                                                                       Funds since June 2010; Assistant
                                                                       Secretary of all of the Pioneer Funds
                                                                       from September 2003 to May 2010; and
                                                                       Vice President and Senior Counsel of
                                                                       Pioneer from July 2002 to December 2007
-----------------------------------------------------------------------------------------------------------------------------------
Carol B. Hannigan (49)    Assistant           Since 2010. Serves       Fund Governance Director of Pioneer      None
                          Secretary           at the discretion of     since December 2006 and Assistant
                                              the Board.               Secretary of all the Pioneer Funds
                                                                       since June 2010; Manager - Fund
                                                                       Governance of Pioneer from December
                                                                       2003 to November 2006; and Senior
                                                                       Paralegal of Pioneer from January 2000
                                                                       to November 2003
-----------------------------------------------------------------------------------------------------------------------------------
Thomas Reyes (47)         Assistant           Since 2010. Serves       Counsel of Pioneer since June 2007 and   None
                          Secretary           at the discretion of     Assistant Secretary of all the Pioneer
                                              the Board.               Funds since June 2010; and Vice
                                                                       President and Counsel at State Street
                                                                       Bank from October 2004 to June 2007
-----------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (50)      Treasurer           Since 2008. Serves       Vice President - Fund Accounting,        None
                                              at the discretion of     Administration and Controllership
                                              the Board.               Services of Pioneer; and Treasurer of
                                                                       all of the Pioneer Funds since March
                                                                       2008; Deputy Treasurer of Pioneer from
                                                                       March 2004 to February 2008; Assistant
                                                                       Treasurer of all of the Pioneer Funds
                                                                       from March 2004 to February 2008; and
                                                                       Treasurer and Senior Vice President,
                                                                       CDC IXIS Asset Management Services,
                                                                       from 2002 to 2003
-----------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (45)     Assistant           Since 2000. Serves       Assistant Vice President - Fund          None
                          Treasurer           at the discretion of     Accounting, Administration and
                                              the Board.               Controllership Services of Pioneer; and
                                                                       Assistant Treasurer of all of the
                                                                       Pioneer Funds

-----------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (52)        Assistant           Since 2002. Serves       Fund Accounting Manager - Fund           None
                          Treasurer           at the discretion of     Accounting, Administration and
                                              the Board.               Controllership Services of Pioneer; and
                                                                       Assistant Treasurer of all of the
                                                                       Pioneer Funds
-----------------------------------------------------------------------------------------------------------------------------------

64    Pioneer Classic Balanced Fund | Annual Report | 7/31/10

-----------------------------------------------------------------------------------------------------------------------------------
                          Position Held       Length of Service                                                 Other Directorships
Name and Age              with the Fund       and Term of Office       Principal Occupation(s)                  Held by Officer
-----------------------------------------------------------------------------------------------------------------------------------
David F. Johnson (30)     Assistant           Since 2009. Serves       Fund Administration Manager - Fund       None
                          Treasurer           at the discretion of     Accounting, Administration and
                                              the Board.               Controllership Services since November
                                                                       2008; Assistant Treasurer of all of the
                                                                       Pioneer Funds since January 2009; and
                                                                       Client Service Manager - Institutional
                                                                       Investor Services at State Street Bank
                                                                       from March 2003 to March 2007
-----------------------------------------------------------------------------------------------------------------------------------
Jean M. Bradley (57)      Chief Compliance    Since 2010. Serves       Chief Compliance Officer of Pioneer and  None
                          Officer             at the discretion of     of all the Pioneer Funds since March
                                              the Board.               2010; Director of Adviser and Portfolio
                                                                       Compliance at Pioneer since October
                                                                       2005; and Senior Compliance Officer for
                                                                       Columbia Management Advisers, Inc. from
                                                                       October 2003 to October 2005
-----------------------------------------------------------------------------------------------------------------------------------



                   Pioneer Classic Balanced Fund | Annual Report | 7/31/10    65

                            This page for your notes.

66     Pioneer Classic Balanced Fund | Annual Report | 7/31/10

                            This page for your notes.

                  Pioneer Classic Balanced Fund | Annual Report | 7/31/10     67

                            This page for your notes.

68     Pioneer Classic Balanced Fund | Annual Report | 7/31/10

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.


Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                               1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                            1-800-225-4321

Retirement plans information                                    1-800-622-0176


Write to us:
--------------------------------------------------------------------------------
PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014


Our toll-free fax                                               1-800-225-4240


Our internet e-mail address                 ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)



Visit our web site: pioneerinvestments.com





This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 10(a), a copy of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR;

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

Audit Fees
Fees for audit services provided to the Trust, including fees associated with the annual filing of its Form N-1A, totaled approximately $127,543 in 2010 and $127,543 in 2009.

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A


(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Tax Fees
Fees for tax compliance services, primarily for tax returns, totaled approximately $33,160 and $33,160 in 2010 and 2009, respectively.


(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Other Fees
The fees for other services provided to the Trust, primarily related to mergers, totaled approximately $0 and $11,538 during the fiscal years ended July 31, 2010 and 2009, respectively.

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

N/A

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees for the Fund and affiliates, as previously defined, totaled approximately $33,160 in 2010 and $44,698 in 2009.

(h) Disclose whether the registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrants audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

Item 6. Schedule of Investments.

File Schedule I Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.12-12 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.



Item 8. Portfolio Managers of Closed-End Management Investment
        Companies.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrants portfolio (Portfolio Manager). Also state each Portfolio Managers business experience during the past 5 years.


Not applicable to open-end management investment companies.


Item 9. Purchases of Equity Securities by Closed-End Management
Investment Company and Affiliated Purchasers.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrants equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781). Instruction to paragraph (a). Disclose all purchases covered by this Item, including purchases that do not satisfy the conditions of the safe harbor of Rule 10b-18 under the Exchange Act (17 CFR 240.10b-18), made in the period covered by the report. Provide disclosures covering repurchases made on a monthly basis. For example, if the reporting period began on January 16 and ended on July 15, the chart would show repurchases for the months from January 16 through February 15, February 16 through March 15, March 16 through
April 15, April 16 through May 15, May 16 through June 15, and June 16 through July 15.

Not applicable to open-end management investment companies.


Item 10. Submission of Matters to a Vote of Security Holders.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrants board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrants board of directors since the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14(A) in its definitive proxy statement, or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive officer or officers and principal financial officer or officers, or persons performing similar functions, about the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-2(c))) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph.

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose whether or not there were significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.


ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act
(17 CFR 270.30a-2).

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Series Trust IV


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr, President

Date September 29, 2010


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr., President

Date September 29, 2010


By (Signature and Title)* /s/ Mark Bradley
Mark Bradley, Treasurer

Date Septemeber 29, 2010

* Print the name and title of each signing officer under his or her signature.